^ File No. 2-17531
                                                           ^ File No. 811-1018
                       ^ As filed on February 24, 1997


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      X
                                                                         -----
            Pre-Effective Amendment No. _____
            Post-Effective Amendment No.  ^ 62                               X
                                                                         -----
^
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              X
                                                                         -----
            Amendment No.     ^ 33                                           X
                                                                         -----
                             FOUNDERS FUNDS, INC.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                          Founders Financial Center
                            2930 East Third Avenue
                            Denver, Colorado 80206
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices)(Zip Code)

      Registrant's Telephone Number, including Area Code: (303) 394-4404

                               Bjorn K. Borgen
                          Founders Financial Center
                            2930 East Third Avenue
                            Denver, Colorado 80206
--------------------------------------------------------------------------------
                   (Name and Address of Agent for Service)

     Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.


It is proposed that this filing will become effective (check appropriate box) ___ immediately upon filing pursuant to paragraph (b)
^___ on  ^______________ pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
^ X on ^ May 1, 1997  pursuant to  paragraph  (a)(1)
___ 75 days after  filing pursuant to paragraph (a)(2)
___ on ______________  pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:
____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has ^ previously elected to register an indefinite number of ^ shares of its common stock pursuant to Rule 24f-2 under the Investment Company Act of 1940. ^ Registrant's Rule 24f-2 Notice for ^ the fiscal year ended December 31, 1996 was filed on or about February ^ 21, 1997.


                               Page 1 of 228
                     Exhibit index is located at page 166

                             FOUNDERS FUNDS, INC.

                            CROSS REFERENCE SHEET

Form N-1A
Item No.                Caption

Part A                  Prospectus


   1....................^ Front Cover Page; Back Cover Page

   2....................Overview; The Funds and Their Management

   3....................The Funds and Their Management; General Information;
                        Back Cover Page

   4....................The Funds and Their Management; ^ Investment Policies ^
                        and ^ Risks; General Information

   5....................The Funds and Their Management; Founders' Investment
                        ^ Philosophy; ^ General Information


   5A...................Not Applicable


   6....................^ Investing in the Founders Funds; General Information


   7....................Investing in the Founders Funds;^ General Information

   8....................Investing in the Founders Funds

   9....................Not Applicable


Part B                  Statement of Additional Information

   10...................Cover Page

   11...................Table of Contents

   12...................Not Applicable

   13...................Investment Objectives and Policies;
                        Investment Restrictions; Brokerage Allocation and Portfolio Turnover Rates
^
   14...................Directors and Officers

Form N-1A
Item No.                Caption

   15...................Directors and Officers; Additional Information


   16...................Investment Adviser and Distributor;
                        Directors and Officers; Shareholder Servicing; Additional Information


   17...................Brokerage Allocation and Portfolio Turnover Rates

   18...................Additional Information

   19...................Determination of Net Asset Value; Redemption Payments

   20...................Dividends, Distributions and Taxes

   21...................Investment Adviser and Distributor

   22...................Yield and Performance Information

   23...................Additional Information


PART C

      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                             P R O S P E C T U S

                                 May 1, 1997




                           Aggressive Growth Funds
                           Founders Discovery Fund

                            Founders Passport Fund

                            Founders Frontier Fund

                            Founders Special Fund

                                 Growth Funds
                      Founders International Equity Fund

                        Founders Worldwide Growth Fund

                             Founders Growth Fund

                           Growth-and-Income Funds
                           Founders Blue Chip Fund

                            Founders Balanced Fund

                              Fixed-Income Fund
                     Founders Government Securities Fund

                              Money Market Fund
                          Founders Money Market Fund






                                    [Logo]

                                Founders Funds
                          Growth. Plain and Simple.

[LOGO]  Founders Funds, Inc.

PROSPECTUS

May 1, 1997

This prospectus briefly tells you information you need to know before investing. We recommend that you read it carefully and keep it for future reference. Inside, you'll find information about the 11 funds in the Founders family, listed by investment objective below:

Capital Appreciation                      Long-Term Growth of Capital

Founders Discovery Fund                   Founders International Equity Fund
Founders Passport Fund                    Founders Worldwide Growth Fund
Founders Frontier Fund                    Founders Growth Fund
Founders Special Fund

Long-Term Growth of Capital               Current Income and
and Income                                Capital Appreciation

Founders Blue Chip Fund                   Founders Balanced Fund

Current Income                            Maximum Current Income Consistent
                                          with the Preservation of Capital and
                                          Liquidity

Founders Government Securities Fund       Founders Money Market Fund


These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

It's important to note that Founders Funds:
-  are not bank deposits or obligations
- are not federally insured by the FDIC, the Federal Reserve Board or any other agency
-  are not guaranteed or endorsed by any bank or government agency
-  are not guaranteed to maintain stable net asset values
-  are not guaranteed to achieve their objectives

CONTENTS

HOW TO CONTACT US............................................................3
OVERVIEW.....................................................................5
   Who is Founders?..........................................................5
   Investment Objectives and Risks...........................................5
THE FUNDS AND THEIR MANAGEMENT...............................................6
FOUNDERS' INVESTMENT PHILOSOPHY..............................................6
   Founders' Investment Management Team......................................6
   Discovery Fund............................................................7
   Passport Fund.............................................................9
   Frontier Fund............................................................12
   Special Fund.............................................................14
   International Equity Fund................................................18
   Worldwide Growth Fund....................................................20
   Growth Fund..............................................................23
   Blue Chip Fund...........................................................27
   Balanced Fund............................................................29
   Government Securities Fund...............................................32
   Money Market Fund........................................................35
INVESTMENT POLICIES AND RISKS...............................................38
GENERAL INFORMATION.........................................................44
   Understanding Fund Expenses..............................................44
   Understanding Financial Highlights.......................................45
   Calculating Share Price..................................................46
   Dividends and Distributions..............................................46
   Dividend and Capital Gain Distribution Options...........................47
   Taxes....................................................................47
   Founders' Services to the Funds..........................................48
   Distribution Plans.......................................................50
   Voting Rights............................................................51
   Fund Performance Information.............................................51
INVESTING IN THE FOUNDERS FUNDS.............................................51
GLOSSARY OF TERMS...........................................................60

HOW TO CONTACT US
At Founders, you can do business with us the way that's easiest for you. To request information, ask questions, or communicate transaction instructions, you can:
- call us toll-free
- mail us your written instructions
- fax exchange requests
- find us on the Internet
- visit our Denver Investor Center

By Phone
Toll-free Investor Service 1-800-525-2440
Monday through Friday, 7 a.m. to 6:30 p.m., Mountain Time
Saturday, 9 a.m. to 2 p.m., Mountain Time

By Mail
Founders Asset Management, Inc.
P.O. Box 173655
Denver, CO 80217-3655

For certified, registered and overnight mail
Shareholder Services
Founders Financial Center
2930 East Third Avenue
Denver, CO 80206-5002

By Fax
Exchange requests may be sent by fax to (303) 394-4021.

On the World Wide Web
Founders Investorsite at www.founders.com

In Person
Visit Founders Investor Center in Denver,
Monday-Friday, 8 a.m.-5 p.m., Mountain Time.
Founders Financial Center
2930 East Third Avenue (at Milwaukee)
Denver, CO  80206

For directions, call 1-800-525-2440.

For more information, see "Investing in the Founders Funds."

OVERVIEW

Who Is Founders?
Founders Asset Management, Inc. ("Founders") is the investment manager of the Founders Funds. A registered investment adviser first established as an asset manager in 1938, Founders is a "growth-style" manager of equity portfolios, which means that we invest in stocks based on their potential to provide superior earnings growth over time, despite short-term volatility.
      Using a bottom-up approach and supported by intensive research, we focus on the fundamental financial, marketing, and operating strengths of the companies we invest in. We are less concerned with short-term impacts resulting from changing macroeconomic conditions and market cycles.
      The fundamentally strong companies we target may have strong management teams and solid market positions and have earnings prospects that are significantly above the average for their market sectors. For more information, see "Founders' Investment Philosophy."
      All references in this prospectus to "we," "us," or "our" refer to Founders.

Investment Objectives and Risks
Since 1938, Founders has offered investment tools to help investors pursue their financial goals. Today, Founders has grown to include 11 no-load mutual funds spanning many investment objectives. The descriptions on the following pages may help you choose the Fund that best fits your investment needs. These descriptions include each Fund's objective, strategies, annual expenses, and financial highlights.
      Depending on your investment goals and time horizon, you may want to pursue your objectives by investing in more than one Fund. Please keep in mind that no Fund guarantees to meet its investment objective.
      Like all investments in securities, you risk losing money by investing in the Funds. Several of the Funds invest in small- to medium-sized companies, which involve greater risks than investments in larger companies. All of the Funds can invest in foreign securities, which involve the risks of investing overseas. The Funds' investments in debt securities are subject to market risk and credit risk. While the Funds seek to limit these risks by diversifying their portfolios among different companies in a variety of industries, they cannot eliminate these risks. For more information on the investment techniques the Funds use to pursue their objectives, and their related risks, read the section entitled "Investment Policies and Risks."

Graphic: Risk/Return Spectrum

Higher Risk - Higher Return Potential
Micro/Small Cap                           Discovery Fund
International Small Cap                   Passport Fund
Small Cap                                 Frontier Fund
Capital Appreciation                      Special Fund
Core International                        International Equity Fund
Global Equity                             Worldwide Growth Fund
Mid/Large Cap                             Growth Fund
Growth and Income                         Blue Chip Fund
Balanced                                  Balanced Fund
Fixed Income                              Government Securities Fund
Money Market                              Money Market Fund
Lower Risk - Lower Return Potential


This risk/reward spectrum is not indicative of the past or future performance of any particular Fund. Positions of the Funds on the spectrum are subject to change.

For an explanation of many of the terms used in this prospectus, please see the Glossary of Terms.

THE FUNDS AND THEIR MANAGEMENT

FOUNDERS' INVESTMENT PHILOSOPHY
Founders has adopted a distinctive approach to portfolio management based on several elements:

- The Pursuit of Growth - We look for companies, both here and abroad, whose fundamental strengths indicate potential for growth in earnings per share--a prime indicator of business success. Over the long term, these growth companies may be among the best investment opportunities the markets have to offer.
- Bottom-Up Focus - In our search for promising investments, we seek investments one company at a time, searching for individual companies that are demonstrating the best potential for significant earnings growth. We don't concentrate investments in specific sectors or industries or yield to prevailing economic variables.
- Dedication to Research - We go beyond Wall Street research and perform intense in-house research to determine whether companies meet our growth criteria. We meet company management teams and other key staff face to face, talk to suppliers, customers and competitors, and tour corporate facilities and plants to get a complete picture before we invest.

Founders' Investment Management Team
To  facilitate  day-to-day  Fund  management,   we  have  established  a  unique
team-and-lead- manager system for our Funds. The team is composed of several members of our Investment Department, including Founders' Chief Investment Officer, lead portfolio managers, portfolio traders and research analysts.
      Each of these individuals brings ideas, information, knowledge, and expertise to the table to help in the management of the Funds. Daily decisions on portfolio selection for each Fund rest with a lead portfolio manager assigned to the Fund who, through participation in the team process, uses the input, research and advice of the management team in making purchase and sale decisions. The portfolio managers for each Fund are listed under "The Funds and Their Management."
      Founders' investment management team is led by Bjorn K. Borgen, Founders' Chairman and Chief Executive Officer, who also has been Founders' Chief Investment Officer since 1969. He is responsible for establishing investment policies and overseeing strategies for the Funds and assigning the lead portfolio manager for each Fund. A graduate of the University of Wisconsin, Mr. Borgen received an MBA from Harvard Graduate School of Business.

AGGRESSIVE GROWTH FUNDS
These funds generally invest in faster-growing and more volatile stocks. They may be suitable for your investment plan if you have a long time horizon (at least five years).

Founders Discovery Fund
Investment Objective:         Capital appreciation

Discovery Fund will normally invest at least 65% of its total assets in common stocks of small, rapidly growing U.S. companies with market capitalizations or annual revenues between $10-$500 million. Typically, these companies are not listed on a national securities exchange, but trade on the over-the-counter market. Although the Fund normally will invest in common stocks of U.S. companies, it may invest up to 30% of its total assets in foreign securities. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

Graphic: Spacecraft

Portfolio manager:
      David G. Kern, Vice President of Investments
      Mr. Kern joined Founders in 1995, and serves as the lead portfolio manager for Founders Discovery Fund. Prior to joining Founders, Mr. Kern served for five years as a vice president and assistant portfolio manager for Delaware Management Company. A graduate of Lehigh University with a degree in business and economics, Mr. Kern is also a Chartered Financial Analyst.

Expenses:
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6.00 fee will be assessed for wire redemptions).

Annual Fund Operating Expenses
(as a percentage of average net assets)

            Management Fees                                  0.99%
            12b-1 Fees (1)                                   0.25%
            Other Expenses                                   0.35%
                                                            ------
            Total Fund Operating Expenses                    1.59%
                                                            ======

      (1) Long-term shareholders may, over time, indirectly pay more in 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

      Example:

      You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Funds, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

                  1 Year      3 Years     5 Years    10 Years
                 --------    --------    --------    --------
                    $16         $51         $87        $190

      Since the assumed 5% annual return is hypothetical, this example should not be considered a representation of past or future expenses or returns. Actual Fund expenses and returns may vary from year to year and may be higher or lower than those shown above.

      If you would like more information regarding these expenses, please see "General Information - Understanding Fund Expenses" and "General Information - Founders' Services to the Funds."

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period
The following information for the year ended December 31, 1996 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
      You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants appearing in the Funds' 1996 Annual Report to Shareholders, which is incorporated in the Statement of Additional Information by reference. You can receive both without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.

                                                                   Years Ended December 31*
                                       -------------------------------------------------------------------------
                                              1996      1995       1994      1993      1992      1991       1990
PER SHARE DATA
Net Asset Value --
Beginning of Period                         $21.70    $19.88     $21.55    $19.93    $17.52     $11.22    $10.00
                                       -------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                       (0.20)    (0.12)     (0.12)    (0.15)    (0.03)     (0.04)      0.10
Net Gains or Losses on
Securities (Both Realized
  and Unrealized)                             4.72      6.29     (1.55)      2.29      2.68       7.02      1.22
                                       -------------------------------------------------------------------------
Total From Investment
Operations                                    4.52      6.17     (1.67)      2.14      2.65       6.98      1.32
                                       -------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends (From Net Investment Income)        0.00      0.00       0.00      0.00      0.00       0.00    (0.10)
Distributions (From Capital Gains)          (2.00)    (4.35)       0.00    (0.52)    (0.24)     (0.68)      0.00
                                       -------------------------------------------------------------------------
Total Distributions                         (2.00)    (4.35)       0.00    (0.52)    (0.24)     (0.68)    (0.10)
                                       -------------------------------------------------------------------------
Net Asset Value --
End of Period                               $24.22    $21.70     $19.88    $21.55    $19.93     $17.52    $11.22
                                       =========================================================================

TOTAL RETURN                                 21.2%     31.3%     (7.8%)     10.8%     15.2%      62.5%     13.2%

RATIOS/SUPPLEMENTAL DATA
Net Assets--End of Period
 (000's Omitted)                          $247,494  $216,623   $185,310  $226,069  $151,983    $47,678    $7,035
Net Expenses to Average
  Net Assets#                                1.58%     1.58%      1.67%     1.65%     1.85%      1.77%     2.03%
Gross Expenses to Average
  Net Assets#                                1.59%     1.63%        ---       ---       ---        ---       ---
Ratio of Net Investment Income to Average
  Net Assets                               (0.85%)   (0.60%)    (0.62%)   (0.97%)   (0.67%)    (0.55%)     1.68%
Portfolio Turnover Rate                       106%      118%        72%       99%      111%       165%      271%
Average Commission Rate Paid               $0.0566       ---        ---       ---       ---        ---       ---

* No activity in inception year of 1989

# Net expenses reflect expenses paid out-of-pocket by the Fund. Gross expenses reflect total expenses, including fees offset by credits earned on uninvested cash held at the Fund's custodian.

If you would like more information regarding these financial highlights, please see "General Information - Understanding Financial Highlights."

Founders Passport Fund
Investment Objective:         Capital appreciation

Passport Fund normally invests primarily in securities issued by foreign companies, in both established and emerging economies throughout the world, which have market capitalizations or annual revenues of $1 billion or less. At least 65% of the Fund's total assets normally will be invested in foreign securities from a minimum of three countries. The Fund may invest in larger foreign companies or in U.S.-based companies if, in our opinion, they represent better prospects for capital appreciation. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

Graphic: Compass

Portfolio Manager:
      Michael W. Gerding, Vice President of Investments
      Mr. Gerding is a Chartered Financial Analyst who has been part of Founders' investment department since 1990. Mr. Gerding has served as the lead portfolio manager for Founders Worldwide Growth and Passport Funds since their inceptions in 1990 and 1993, respectively. He also has served as lead portfolio manager for Founders International Equity Fund during 1996 and as co-lead portfolio manager for that Fund since 1997. Prior to joining Founders, he served as a portfolio manager and research analyst with NCNB Texas for several years. Mr. Gerding earned a BBA in finance and an MBA from Texas Christian University.

Expenses:
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6.00 fee will be assessed for wire redemptions).

Annual Fund Operating Expenses
(as a percentage of average net assets)

            Management Fees                                  1.00%
            12b-1 Fees (1)                                   0.25%
            Other Expenses                                   0.34%
                                                            ------
            Total Fund Operating Expenses                    1.59%
                                                            ======

      (1) Long-term shareholders may, over time, indirectly pay more in 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

      Example:

      You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Funds, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

                  1 Year      3 Years     5 Years    10 Years
                 --------    --------    --------    --------
                    $16         $51         $87        $190

      Since the assumed 5% annual return is hypothetical, this example should not be considered a representation of past or future expenses or returns. Actual Fund expenses and returns may vary from year to year and may be higher or lower than those shown above.

      If you would like more information regarding these expenses, please see "General Information - Understanding Fund Expenses" and "General Information - Founders' Services to the Funds."

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period
The following information for the year ended December 31, 1996 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
      You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants appearing in the Funds' 1996 Annual Report to Shareholders, which is incorporated in the Statement of Additional Information by reference. You can receive both without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.

                                             Years Ended December 31   Period of
                                            ------------------------------------
                                             1996     1995      1994   11/16/93
                                                                     (inception)
                                                                      - 12/31/93
PER SHARE DATA
Net Asset Value --
Beginning of Period                           $11.68    $9.42    $10.53   $10.00
                                            ------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                           0.04     0.04      0.02     0.00
Net Gains or Losses on
Securities (Both Realized and Unrealized)       2.30     2.26    (1.11)     0.53
                                            ------------------------------------
Total From Investment
Operations                                      2.34     2.30    (1.09)     0.53
                                            ------------------------------------
LESS DISTRIBUTIONS
Dividends (From Net Investment Income)        (0.02)   (0.04)    (0.02)     0.00
Distributions (From Capital Gains)            (0.09)     0.00      0.00     0.00
                                            ------------------------------------
Total Distributions                           (0.11)   (0.04)    (0.02)     0.00
                                            ------------------------------------
Net Asset Value --
End of Period                                 $13.91   $11.68     $9.42   $10.53
                                            ====================================

TOTAL RETURN                                   20.1%    24.4%   (10.4%)     5.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets--End of Period
(000s Omitted)                               $177,921 $49,922   $16,443  $18,567
Net Expenses to Average Net Assets#            1.57%    1.76%     1.88%   1.70%*

Gross Expenses to Average Net Assets#          1.59%    1.84%       ---      ---

Ratio of Net Investment Income
  to Average Net Assets                        0.40%    0.60%     0.12%   0.18%*
Portfolio Turnover Rate                          58%      37%       78%     6.0%
Average Commission Rate Paid                 $0.0147      ---       ---      ---

* Annualized

# Net expenses reflect expenses paid out-of-pocket by the Fund. Gross expenses reflect total expenses, including fees offset by credits earned on uninvested cash held at the Fund's custodian.

If you would like more information regarding these financial highlights, please see "General Information - Understanding Financial Highlights."

Founders Frontier Fund
Investment Objective:         Capital appreciation

Frontier Fund will normally invest at least 65% of its total assets in common stocks of small- and medium-sized U.S. and foreign companies with market capitalizations or annual revenues of $200 million-$1 billion. Often, these companies are not listed on a national securities exchange but trade on the over-the-counter market.
      While the Fund normally will be at least 50% invested in U.S. companies, and have no more than 25% of its total assets invested in any one foreign country, it also has the flexibility to be completely invested in U.S. or foreign securities, depending on investment opportunities. The Fund also may invest in large companies if, in our opinion, they represent better prospects for capital appreciation. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

Graphic: Spyglass

Portfolio Manager:
      Michael K. Haines, Senior Vice President of Investments
      Mr. Haines has been with Founders since 1985, serving as an assistant portfolio manager, and as lead portfolio manager for Founders Frontier Fund since 1990. Mr. Haines served as the portfolio or co-portfolio manager of Founders Discovery Fund from 1989 until July 1995. A graduate of The Colorado College, Mr. Haines received an MBA from the University of Denver.

Expenses:
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6.00 fee will be assessed for wire redemptions).

Annual Fund Operating Expenses
(as a percentage of average net assets)

            Management Fees                                  0.94%
            12b-1 Fees (1)                                   0.25%
            Other Expenses                                   0.34%
                                                            ------
            Total Fund Operating Expenses                    1.53%
                                                            ======

      (1) Long-term shareholders may, over time, indirectly pay more in 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

      Example:

      You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Funds, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

                  1 Year      3 Years     5 Years    10 Years
                 --------    --------    --------    --------
                    $16         $49         $84        $183

      Since the assumed 5% annual return is hypothetical, this example should not be considered a representation of past or future expenses or returns. Actual Fund expenses and returns may vary from year to year and may be higher or lower than those shown above.

      If you would like more information regarding these expenses, please see "General Information - Understanding Fund Expenses" and "General Information - Founders' Services to the Funds."

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period
The following information for the year ended December 31, 1996 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
      You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants appearing in the Funds' 1996 Annual Report to Shareholders, which is incorporated in the Statement of Additional Information by reference. You can receive both without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.

                                                                     Years Ended December 31                             Period of
                                       --------------------------------------------------------------------------------------------
                                           1996     1995     1994     1993     1992     1991    1990     1989     1988      1/22/87
                                                                                                                        (inception)
                                                                                                                         - 12/31/87
PER SHARE DATA
Net Asset Value --
Beginning of Period                      $31.08   $26.50   $27.94   $25.03   $24.21  $16.87   $18.49   $13.45   $11.03     $10.00
                                       --------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT OPERATIONS
Net Investment Income                    (0.15)   (0.02)   (0.07)   (0.12)   (0.11)    0.01     0.15     0.12   (0.06)     (0.09)
Net Gains or Losses on
Securities (Both Realized and              4.46     9.76   (0.72)     4.23     2.24    8.27   (1.53)     5.81     3.26       1.70
Unrealized)
                                       --------------------------------------------------------------------------------------------
Total From Investment
Operations                                 4.31     9.74   (0.79)     4.11     2.13    8.28   (1.38)     5.93     3.20       1.61
                                       --------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends (From Net                        0.00     0.00     0.00     0.00     0.00  (0.01)   (0.16)   (0.05)     0.00       0.00
Investment Income)

Distributions (From Capital              (3.05)   (5.16)   (0.65)   (1.20)   (1.31)  (0.93)   (0.08)   (0.84)   (0.78)     (0.58)
Gains)
                                       --------------------------------------------------------------------------------------------
Total Distributions                      (3.05)   (5.16)   (0.65)   (1.20)   (1.31)  (0.94)   (0.24)   (0.89)   (0.78)     (0.58)
                                       --------------------------------------------------------------------------------------------
Net Asset Value --
End of Period                            $32.34   $31.08   $26.50   $27.94   $25.03  $24.21   $16.87   $18.49   $13.45     $11.03
                                       ============================================================================================

TOTAL RETURN                              14.3%    37.0%   (2.8%)    16.5%     8.9%   49.3%   (7.5%)    44.3%    29.2%      16.1%

RATIOS/SUPPLEMENTAL
DATA
Net Assets--End of Period              $350,861 $331,720 $247,113 $254,248 $146,484$103,209  $39,269  $50,318   $8,771     $3,318
(000s Omitted)

Net Expenses to Average
Net Assets#                               1.52%    1.53%    1.62%    1.66%    1.83%   1.68%    1.71%    1.46%    1.89%     2.25%*

Gross Expenses to Average
Net Assets#                               1.53%    1.57%      ---      ---      ---     ---      ---      ---     ----        ---

Ratio of Net Investment
Income to Average                       (0.47%)  (0.07%)  (0.25%)  (0.75%)  (0.58%)   0.05%    0.78%    0.38%  (0.43%)    (0.74%)*
Net Assets

Portfolio Turnover Rate                     85%      92%      72%     109%     155%    158%     207%     198%     312%       588%

Average Commission Rate                 $0.0567      ---      ---      ---      ---     ---      ---      ---      ---        ---
Paid



* Annualized

# Net expenses reflect expenses paid out-of-pocket by the Fund. Gross expenses reflect total expenses, including fees offset by credits earned on uninvested cash held at the Fund's custodian.

If you would like more information regarding these financial highlights, please see "General Information - Understanding Financial Highlights."

Founders Special Fund
Investment Objective:         Capital appreciation

Special Fund normally invests its assets in common stocks of three categories of companies: small- to medium-sized companies, large companies, and foreign companies. We may vary the amount of the Fund's assets invested in each category from time to time depending on our evaluation of market, economic, and monetary conditions. However, no more than 30% of the Fund's total assets will be invested in foreign securities, with no more than 25% of its total assets invested in any one foreign country. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

Graphic: Compass star

Portfolio Managers:
      Robert T. Ammann, Portfolio Manager
      Mr. Ammann is a Chartered Financial Analyst who has been co-lead portfolio manager for Founders Special Fund since 1997. Mr. Ammann joined Founders in 1993 as a research analyst, and became a senior research analyst in 1996. Prior to joining Founders, he was a financial statistician for Standard & Poor's CompuStat Services, Inc. A graduate of Colorado State University, Mr. Ammann holds a bachelor's degree in finance.
      John B. Jares, Portfolio Manager
      Mr. Jares is a Chartered Financial Analyst who has been co-lead portfolio manager for Founders Special Fund since 1997. Mr. Jares joined Founders in 1994 as a research analyst. Prior to joining Founders, he worked with Lipper Analytical Services, Inc., a provider of mutual fund information. A graduate of Colorado State University, Mr. Jares received a master's degree in finance from the University of Colorado at Denver.
      Douglas A. Loeffler, Portfolio Manager
      Mr. Loeffler is a Chartered Financial Analyst who has been co-lead portfolio manager for Founders International Equity and Special Funds since 1997. Mr. Loeffler joined Founders in 1995 as a senior international equities analyst and previously served as assistant portfolio manager for Founders International Equity Fund. Prior to joining Founders, he served for seven years with Scudder, Stevens & Clark as an international equities analyst and as a quantitative analyst. A graduate of Washington State University, Mr. Loeffler received an MBA in finance from the University of Chicago.

Expenses:
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6.00 fee will be assessed for wire redemptions).

Annual Fund Operating Expenses
(as a percentage of average net assets)

            Management Fees                                  0.76%
            12b-1 Fees (1)                                   0.25%
            Other Expenses                                   0.35%
                                                            ------
            Total Fund Operating Expenses                    1.36%
                                                            ======

      (1) Long-term shareholders may, over time, indirectly pay more in 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

      Example:

      You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Funds, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

                  1 Year      3 Years     5 Years    10 Years
                 --------    --------    --------    --------
                    $14         $43         $75        $164

      Since the assumed 5% annual return is hypothetical, this example should not be considered a representation of past or future expenses or returns. Actual Fund expenses and returns may vary from year to year and may be higher or lower than those shown above.

      If you would like more information regarding these expenses, please see "General Information - Understanding Fund Expenses" and "General Information - Founders' Services to the Funds."

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period
The following information for the year ended December 31, 1996 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
      You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants appearing in the Funds' 1996 Annual Report to Shareholders, which is incorporated in the Statement of Additional Information by reference. You can receive both without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.

                                                                 Years Ended December 31
                               -----------------------------------------------------------------------------------------
                                 1996     1995     1994     1993      1992    1991     1990     1989     1988     1987*
PER SHARE DATA
Net Asset Value --
Beginning of Period               $7.05    $7.01    $7.67    $7.76     $7.59   $5.03    $6.64    $5.47    $5.14    $5.60
                               -----------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS
Net Investment                   (0.02)     0.00   (0.02)   (0.01)    (0.01)    0.08     0.09     0.16     0.03     0.04
Income

Net Gains or Losses
on Securities (Both
Realized and
Unrealized)                        1.09     1.79   (0.36)     1.25     0.64     3.09   (0.79)     1.97     0.65     0.25
                               -----------------------------------------------------------------------------------------
Total From
Investment
Operations                         1.07     1.79   (0.38)     1.24     0.63     3.17   (0.70)     2.13     0.68     0.29
                               -----------------------------------------------------------------------------------------
LESS
DISTRIBUTIONS
Dividends (From Net
Investment Income)                 0.00     0.00    0.00      0.00     0.00   (0.04)   (0.10)   (0.15)   (0.04)   (0.03)

Distributions (From
Capital Gains)                   (0.46)   (1.75)   (0.28)   (1.33)    (0.46)  (0.57)   (0.81)   (0.81)   (0.31)   (0.72)
                               -----------------------------------------------------------------------------------------
Total Distributions              (0.46)   (1.75)   (0.28)   (1.33)    (0.46)  (0.61)   (0.91)   (0.96)   (0.35)   (0.75)
                               -----------------------------------------------------------------------------------------
Net Asset Value --
End of Period                     $7.66    $7.05    $7.01    $7.67    $7.76    $7.59    $5.03    $6.64    $5.47    $5.14
                               =========================================================================================

TOTAL RETURN                      15.3%    25.7%   (4.9%)    16.0%     8.3%    63.7%  (10.4%)    39.2%    13.2%     5.2%

RATIOS/SUPPLE-
MENTAL DATA
Net Assets--End of             $363,835 $388,754 $299,190 $432,710 $456,793 $226,154  $57,951  $94,554  $62,990  $66,797
Period (000s
Omitted)

Net Expenses to
Average Net Assets#               1.34%    1.29%    1.36%    1.33%     1.23%   1.15%    1.20%    1.06%    1.12%    1.14%

Gross Expenses to
Average Net Assets#               1.36%    1.35%      ---      ---       ---     ---      ---      ---     ----      ---



Ratio of Net
Investment Income to            (0.28%)    0.00%  (0.27%)  (0.14%)   (0.05%)   0.76%    1.54%    1.95%    0.59%    0.45%
Average Net Assets

Portfolio Turnover
Rate                               186%     263%     272%     285%      223%    102%     146%     151%     160%     210%

Average Commission              $0.0417      ---      ---      ---       ---     ---      ---      ---      ---      ---
Rate Paid

* Restated to reflect 5-for-1 split on August 31, 1987

# Net expenses reflect expenses paid out-of-pocket by the Fund. Gross expenses reflect total expenses, including fees offset by credits earned on uninvested cash held at the Fund's custodian.


If you would like more information regarding these financial highlights, please see "General Information - Understanding Financial Highlights."


GROWTH FUNDS
Investors may use growth funds to form the core of their long-term investment plan, because they may be less volatile than aggressive growth funds, while keeping much of the growth potential of those funds. Growth funds may be suitable for your investment plan if you have a long time horizon (at least five years).

Founders International Equity Fund
Investment Objective:         Long-term growth of capital

International Equity Fund normally invests at least 65% of its total assets in foreign equity securities from a minimum of three countries outside of the United States. The Fund will not invest more than 50% of its assets in the securities of any one foreign country. Normally, the Fund will invest in companies from countries around the world, except the United States, including companies in both established and emerging economies. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

Graphic: Three flags flying on poles

Portfolio Managers:
      Michael W. Gerding, Vice President of Investments
      Mr. Gerding is a Chartered Financial Analyst who has been part of Founders' investment department since 1990. Mr. Gerding has served as the lead portfolio manager for Founders Worldwide Growth and Passport Funds since their inceptions in 1990 and 1993, respectively. He also has served as lead portfolio manager for Founders International Equity Fund during 1996 and as co-lead portfolio manager for that Fund since 1997. Prior to joining Founders, he served as a portfolio manager and research analyst with NCNB Texas for several years. Mr. Gerding earned a BBA in finance and an MBA from Texas Christian University.
      Douglas A. Loeffler,  Portfolio Manager
      Mr. Loeffler is a Chartered Financial Analyst wh o has been co-lead portfolio manager for Founders International Equity and Special Funds since 1997. Mr. Loeffler joined Founders in 1995 as a senior international equities analyst and previously served as assistant portfolio manager for Founders International Equity Fund. Prior to joining Founders, he served for seven years with Scudder, Stevens & Clark as an international equities analyst and as a quantitative analyst. A graduate of Washington State University, Mr. Loeffler received an MBA in finance from the University of Chicago.

Expenses:
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6.00 fee will be assessed for wire redemptions).

Annual Fund Operating Expenses
(as a percentage of average net assets)

         Management Fees                                     1.00%
         12b-1 Fees(1)                                       0.25%
         Other Expenses (after expense reimbursements) (2)   0.75%
                                                            ------
         Total Fund Operating Expenses
         (after expense reimbursements) (2)                  2.00%
                                                            ======

      (1) Long-term shareholders may, over time, indirectly pay more in 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

      (2) Certain expenses of the Fund are being reimbursed voluntarily by Founders. In the absence of this expense limitation, "Other Expenses" and "Total Fund Operating Expenses" in the above table would have been be 1.27% and 2.52%, respectively, of the Fund's average net assets based on its actual expenses for the year ended December 31, 1996.

      Example:

      You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Funds, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

                  1 Year      3 Years     5 Years    10 Years
                 --------    --------    --------    --------
                    $21         $63        $109        $234

      Since the assumed 5% annual return is hypothetical, this example should not be considered a representation of past or future expenses or returns. Actual Fund expenses and returns may vary from year to year and may be higher or lower than those shown above.

      If you would like more information regarding these expenses, please see "General Information - Understanding Fund Expenses" and "General Information - Founders' Services to the Funds."

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period
The following information for the year ended December 31, 1996 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
      You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants appearing in the Funds' 1996 Annual Report to Shareholders, which is incorporated in the Statement of Additional Information by reference. You can receive both without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.

                                                 Year Ended
                                                December 31*
                                              ----------------
                                                    1996
PER SHARE DATA
Net Asset Value --
Beginning of Period                               $10.00
                                              ----------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             (0.01)
Net Gains or Losses on
Securities (Both Realized and Unrealized)           1.87
                                              ----------------
Total From Investment
Operations                                          1.86
                                              ----------------
LESS DISTRIBUTIONS
Dividends (From Net Investment Income)              0.00
Distributions (From Capital Gains)                  0.00
                                              ----------------
Total Distributions                                 0.00
                                              ----------------
Net Asset Value --
End of Period                                     $11.86
                                              ================

TOTAL RETURN                                       18.6%

RATIOS/SUPPLEMENTAL DATA
Net Assets--End of Period
(000s Omitted)                                   $10,119

Net Expenses to Average Net Assets#               1.94%+
Gross Expenses to Average
Net Assets#                                       2.00%+

Ratio of Net Investment Income to Average
Net Assets                                       (0.15%)

Portfolio Turnover Rate                              71%

Average Commission Rate Paid                     $0.0189

* No activity in inception year of 1995

# Net expenses reflect expenses paid out-of-pocket by the Fund. Gross expenses reflect total expenses, including fees offset by credits earned on uninvested cash held at the Fund's custodian.

+ In the absence of voluntary expense reimbursements and waivers from Founders, the Net Expenses to Average Net Assets and Gross Expenses to Average Net Assets would have been 2.46% and 2.52%, respectively.

If you would like more information regarding these financial highlights, please see "General Information - Understanding Financial Highlights."


Founders Worldwide Growth Fund
Investment Objective:         Long-term growth of capital

Worldwide Growth Fund, a global fund, normally invests at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world. The Fund may purchase securities in any foreign country (as well as in the United States), emphasizing common stocks of both emerging and established growth companies that generally have proven performance records and strong market positions. The Fund's portfolio will always invest at least 65% of its total assets in three or more countries. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

Graphic: Globe with an arrow

Portfolio Manager:
      Michael W. Gerding, Vice President of Investments
      Mr. Gerding is a Chartered Financial Analyst who has been part of Founders' investment department since 1990. Mr. Gerding has served as the lead portfolio manager for Founders Worldwide Growth and Passport Funds since their inceptions in 1990 and 1993, respectively. He also has served as lead portfolio manager for Founders International Equity Fund during 1996 and as co-lead portfolio manager for that Fund since 1997. Prior to joining Founders, he served as a portfolio manager and research analyst with NCNB Texas for several years. Mr. Gerding earned a BBA in finance and an MBA from Texas Christian University.

Expenses:
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6.00 fee will be assessed for wire redemptions).

Annual Fund Operating Expenses
(as a percentage of average net assets)

            Management Fees                                  0.96%
            12b-1 Fees (1)                                   0.25%
            Other Expenses                                   0.34%
                                                            ------
            Total Fund Operating Expenses                    1.55%
                                                            ======

      (1) Long-term shareholders may, over time, indirectly pay more in 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

      Example:

      You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Funds, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

                  1 Year      3 Years     5 Years    10 Years
                 --------    --------    --------    --------
                    $16         $49         $85        $186

      Since the assumed 5% annual return is hypothetical, this example should not be considered a representation of past or future expenses or returns. Actual Fund expenses and returns may vary from year to year and may be higher or lower than those shown above.

      If you would like more information regarding these expenses, please see "General Information - Understanding Fund Expenses" and "General Information - Founders' Services to the Funds."

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period
The following information for the year ended December 31, 1996 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
      You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants appearing in the Funds' 1996 Annual Report to Shareholders, which is incorporated in the Statement of Additional Information by reference. You can receive both without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.

                                                                  Years Ended December 31*
                                         -------------------------------------------------------------------
                                             1996      1995     1994     1993     1992     1991      1990
PER SHARE DATA
Net Asset Value --
Beginning of Period                          $19.87    $17.09   $17.94   $14.13   $13.92   $10.38    $10.00
                                         -------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                          0.10      0.09   (0.02)   (0.02)     0.00     0.03      0.29
Net Gains or Losses on
Securities (Both Realized and Unrealized)      2.64      3.43   (0.37)     4.24     0.21     3.58      0.38
                                         -------------------------------------------------------------------
Total From Investment
Operations                                     2.74      3.52   (0.39)     4.22     0.21     3.61      0.67
                                         -------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends (From Net Investment Income)       (0.07)    (0.09)     0.00     0.00     0.00   (0.03)    (0.29)
Distributions (From Capital Gains)           (0.75)    (0.65)   (0.46)   (0.41)     0.00   (0.04)      0.00
                                         -------------------------------------------------------------------
Total Distributions                          (0.82)    (0.74)   (0.46)   (0.41)     0.00   (0.07)    (0.29)
                                         -------------------------------------------------------------------
Net Asset Value --
End of Period                                $21.79    $19.87   $17.09   $17.94   $14.13   $13.92    $10.38
                                         ===================================================================

TOTAL RETURN                                  14.0%     20.6%   (2.2%)    29.9%     1.5%    34.8%      6.7%

RATIOS/SUPPLEMENTAL DATA
Net Assets--End of Period
(000s Omitted)                             $342,079  $228,595 $104,044  $85,214  $36,622  $20,305    $5,493

Net Expenses to Average
Net Assets#                                   1.53%     1.56%    1.66%    1.80%    2.06%    1.90%     2.10%

Gross Expenses to Average
Net Assets#                                   1.55%     1.65%      ---      ---      ---      ---       ---

Ratio of Net Investment Income to Average
Net Assets                                    0.50%     0.61%  (0.14%)  (0.19%)    0.01%    0.38%     3.21%

Portfolio Turnover Rate                         72%       54%      87%     117%     152%      84%      170%

Average Commission Rate Paid                $0.0247       ---      ---      ---      ---      ---       ---

* No activity in inception year of 1989

# Net expenses reflect expenses paid out-of-pocket by the Fund. Gross expenses reflect total expenses, including fees offset by credits earned on uninvested cash held at the Fund's custodian.

If you would like more information regarding these financial highlights, please see "General Information - Understanding Financial Highlights."


Founders Growth Fund
Investment Objective:         Long-term growth of capital

Growth Fund normally invests at least 65% of its total assets in common stocks of well-established, high-quality growth companies. These companies tend to have strong performance records, solid market positions and reasonable financial strength, and have continuous operating records of three years or more. The Fund may also invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

Graphic: Up-and-down arrow on a grid

Portfolio Manager:
      Edward F. Keely, Vice President of Investments
      Mr. Keely is a Chartered Financial Analyst who joined Founders in 1989 and assumed lead portfolio manager responsibilities for Founders Growth Fund in 1994. From 1992 to 1993, he served as assistant portfolio manager of Founders Discovery and Frontier Funds. A graduate of The Colorado College, Mr. Keely holds a bachelor of arts degree in economics.

Expenses:
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6.00 fee will be assessed for wire redemptions).

Annual Fund Operating Expenses
(as a percentage of average net assets)

            Management Fees                                  0.71%
            12b-1 Fees (1)                                   0.25%
            Other Expenses                                   0.24%
                                                            ------
            Total Fund Operating Expenses                    1.20%
                                                            ======

      (1) Long-term shareholders may, over time, indirectly pay more in 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

      Example:

      You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Funds, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

                  1 Year      3 Years     5 Years    10 Years
                 --------    --------    --------    --------
                    $12         $38         $66        $146

      Since the assumed 5% annual return is hypothetical, this example should not be considered a representation of past or future expenses or returns. Actual Fund expenses and returns may vary from year to year and may be higher or lower than those shown above.

      If you would like more information regarding these expenses, please see "General Information - Understanding Fund Expenses" and "General Information - Founders' Services to the Funds."

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period
The following information for the year ended December 31, 1996 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
      You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants appearing in the Funds' 1996 Annual Report to Shareholders, which is incorporated in the Statement of Additional Information by reference. You can receive both without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.


                                                                                                                         Year Ended
                                                                Years Ended December 31                       Period of  October 31
                           --------------------------------------------------------------------------------------------------------
                                  1996     1995     1994     1993     1992     1991     1990     1989     1988   11/1/87-    1987
                                                                                                                 12/31/87
PER SHARE
DATA
Net Asset Value --
Beginning of
Period                           $14.77   $11.63   $12.38   $10.54   $11.22    $8.27    $9.41    $7.61    $7.41    $8.91      $9.87
                           --------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS
Net Investment
Income                             0.02     0.02   (0.02)   (0.01)     0.01     0.07     0.13     0.07     0.13     0.02       0.11
Net Gains or
Losses on
Securities (Both
Realized and
Unrealized)                        2.40     5.27   (0.39)     2.70     0.48     3.82   (1.13)     3.07     0.22     0.22       0.38
                           --------------------------------------------------------------------------------------------------------
Total From
Investment
Operations                         2.42     5.29   (0.41)     2.69     0.49     3.89   (1.00)     3.14     0.35     0.24       0.49
                           --------------------------------------------------------------------------------------------------------
LESS
DISTRIBUTIONS
Dividends (From
Net Investment
Income)                          (0.02)   (0.02)     0.00     0.00   (0.01)   (0.07)   (0.13)   (0.07)   (0.15)   (0.13)     (0.11)
Distributions (From
Capital Gains)                   (1.30)   (2.13)   (0.34)   (0.85)   (1.16)   (0.87)   (0.01)   (1.27)     0.00   (1.61)     (1.34)
                           --------------------------------------------------------------------------------------------------------
Total
Distributions                    (1.32 )  (2.15)   (0.34)   (0.85)   (1.17)   (0.94)   (0.14)   (1.34)   (0.15)   (1.74)     (1.45)
                           --------------------------------------------------------------------------------------------------------
Net Asset Value --
End of Period                    $15.87   $14.77   $11.63   $12.38   $10.54   $11.22    $8.27    $9.41    $7.61    $7.41      $8.91
                           ========================================================================================================

TOTAL RETURN                      16.6%    45.6%   (3.4%)    25.5%     4.3%    47.4%  (10.6%)    41.7%     4.8%     2.6%       6.0%
RATIOS/SUPPLE-
MENTAL DATA
Net Assets--End of
Period (000s
Omitted)                     $1,118,323 $655,927 $307,988 $343,423 $145,035 $140,726  $87,669 $111,938  $53,023  $68,920    $58,262

Net Expenses to
Average Net
Assets#                           1.19%    1.24%    1.33%    1.32%    1.54%    1.45%    1.45%    1.28%    1.38%   1.54%*      1.25%



Gross Expenses to
Average Net
Assets#                           1.20%    1.28%      ---      ---      ---      ---      ---      ---      ---      ---        ---

Ratio of Net
Investment Income
to Average Net                    0.15%    0.12%  (0.17%)  (0.15%)    0.06%    0.65%    1.53%    0.77%    1.74%   2.43%*      0.99%
Assets#

Portfolio Turnover Rate            134%     130%     172%     131%     216%     161%     178%     167%     179%      20%       147%

Average Commission
Rate Paid                       $0.0649      ---      ---      ---      ---      ---      ---      ---      ---      ---        ---

* Annualized

# Net expenses reflect expenses paid out-of-pocket by the Fund. Gross expenses reflect total expenses, including fees offset by credits earned on uninvested cash held at the Fund's custodian.

If you would like more information regarding these financial highlights, please see "General Information - Understanding Financial Highlights."

GROWTH AND INCOME FUNDS
These funds invest in growth sectors of the market, but in companies that may be larger and more established, and that generally pay dividends. Due to these factors, growth- and-income funds may present less risk than aggressive growth or growth funds.

Founders Blue Chip Fund
Investment Objective:         Long-term growth of capital and income

Blue Chip Fund, a large-capitalization fund, normally invests primarily in common stocks of large, well-established, stable and mature companies of great financial strength, commonly known as "blue chip" companies. These companies generally have long records of profitability and dividend payments and a reputation for quality management, products, and services.
      The Fund normally invests at least 65% of its total assets in "blue chip" stocks that:
- Are included in a widely recognized index of stock market performance such as the Dow Jones Industrial Average or the Standard & Poor's 500 Index
- Generally pay regular dividends
- Have a market capitalization of at least $1 billion.

The Fund may invest in non-dividend paying companies if, in our opinion, they offer better prospects for capital appreciation. The Fund may also invest up to 30% of its total assets in foreign securities.
      For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

Graphic: Blue ribbon

Portfolio Manager:
      Brian F. Kelly, Vice President of Investments
      Mr. Kelly joined Founders in 1996 as the lead portfolio manager of the Founders Blue Chip and Balanced Funds. Prior to joining Founders, Mr. Kelly served as a portfolio manager for INVESCO Trust Company (1993 to 1996), and as a senior equity investment analyst for Sears Investment Management Company (1986 to 1993). A graduate of the University of Notre Dame, Mr. Kelly received an MBA and JD from the University of Iowa. He is also a Certified Public Accountant.

Expenses:
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6.00 fee will be assessed for wire redemptions).

Annual Fund Operating Expenses
(as a percentage of average net assets)

            Management Fees                                  0.63%
            12b-1 Fees (1)                                   0.25%
            Other Expenses                                   0.28%
                                                            ------
            Total Fund Operating Expenses                    1.16%
                                                            ======

      (1) Long-term shareholders may, over time, indirectly pay more in 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

      Example:

      You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Funds, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

                  1 Year      3 Years     5 Years    10 Years
                 --------    --------    --------    --------
                    $12         $37         $64        $142

      Since the assumed 5% annual return is hypothetical, this example should not be considered a representation of past or future expenses or returns. Actual Fund expenses and returns may vary from year to year and may be higher or lower than those shown above.

      If you would like more information regarding these expenses, please see "General Information - Understanding Fund Expenses" and "General Information - Founders' Services to the Funds."

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period
The following information for the year ended December 31, 1996 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
      You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants appearing in the Funds' 1996 Annual Report to Shareholders, which is incorporated in the Statement of Additional Information by reference. You can receive both without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.

                                                                                                                        Year Ended
                                                      Years Ended December 31                               Period of  September 30
                   ----------------------------------------------------------------------------------------------------------------
                      1996      1995      1994      1993      1992      1991      1990      1989      1988   10/1/87-     1987
                                                                                                             12/31/87
PER SHARE
DATA
Net Asset Value --
Beginning of Period   $6.69     $6.16     $6.49     $6.91     $7.67     $6.67     $7.32     $6.31     $6.14     $9.98    $10.68
                   ----------------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS
Net Investment
Income                 0.09      0.09      0.06      0.04      0.08      0.11      0.17      0.16      0.18      0.06      0.20

Net Gains or
Losses on
Securities (Both
Realized and
Unrealized)            1.52      1.70    (0.02)      0.96    (0.10)      1.74    (0.14)      2.05      0.43    (2.14)      2.58
                   ----------------------------------------------------------------------------------------------------------------
Total From
Investment
Operations             1.61      1.79      0.04      1.00    (0.02)      1.85      0.03      2.21      0.61    (2.08)      2.78
                   ----------------------------------------------------------------------------------------------------------------
LESS DISTRIBU-
TIONS
Dividends (From
Net Investment
Income)              (0.09)    (0.09)    (0.06)    (0.04)    (0.08)    (0.11)    (0.17)    (0.16)    (0.19)    (0.05)    (0.26)

Distributions
(From Capital
Gains)               (0.98)    (1.17)    (0.31)    (1.38)    (0.66)    (0.74)    (0.51)    (1.04)    (0.25)    (1.71)    (3.22)
                   ----------------------------------------------------------------------------------------------------------------
Total
Distributions        (1.07)    (1.26)    (0.37)    (1.42)    (0.74)    (0.85)    (0.68)    (1.20)    (0.44)    (1.76)    (3.48)
                   ----------------------------------------------------------------------------------------------------------------
Net Asset Value --
End of Period         $7.23     $6.69    $6.16      $6.49     $6.91     $7.67     $6.67     $7.32     $6.31     $6.14     $9.98
                   ================================================================================================================

TOTAL RETURN          24.4%     29.1%     0.5%      14.5%    (0.3%)     28.3%      0.4%     35.6%     10.1%   (21.2%)     35.8%

RATIOS
Net Assets--End
of Period (000s
Omitted)            $535,866  $375,200  $311,051  $306,592  $290,309  $290,155  $233,630  $232,468  $173,342  $174,554  $239,824



Net Expenses
to Average
Net Assets#           1.15%     1.17%     1.21%     1.22%     1.23%     1.10%     1.07%     0.98%     1.00%    0.98%+     0.87%

Gross Expenses
to Average
Net Assets#           1.16%     1.22%       ---       ---       ---       ---       ---       ---       ---       ---       ---

Ratio of Net
Investment Income
to Average Net        1.40%      1.19%    0.88%     0.57%     1.13%     1.52%     2.35%     2.03%     2.81%    2.41%*     2.11%
Assets

Portfolio Turnover
Rate                   195%      235%      239%      212%      103%       95%       82%       64%       58%       31%       56%

Average
Commission Rate
Paid                $0.0613       ---       ---       ---       ---       ---       ---       ---       ---       ---       ---

* Annualized

# Net expenses reflect expenses paid out-of-pocket by the Fund. Gross expenses reflect total expenses, including fees offset by credits earned on uninvested cash held at the Fund's custodian.


If you would like more information regarding these financial highlights, please see "General Information - Understanding Financial Highlights."

Founders Balanced Fund
Investment Objective:         Current income and capital appreciation

Balanced Fund normally invests in a balanced portfolio of common stocks, U.S. and foreign government securities, and a variety of corporate fixed-income obligations.
      For the equity portion of its portfolio, the Fund emphasizes investments in common stocks with the potential for capital appreciation. These stocks generally pay regular dividends, although the Fund also may invest in non-dividend-paying companies if, in our opinion, they offer better prospects for capital appreciation. Normally, the Fund will invest a significant percentage (up to 75%) of its total assets in equity securities.
      The Fund will maintain a minimum of 25% of its total assets in fixed-income, investment-grade securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's ("S&P"). There is no maximum limit on the amount of straight debt securities in which the Fund may invest. Securities rated Baa or BBB are considered by these services to be of low investment grade. Up to 5% of the Fund's total assets may be invested in lower-grade (Ba or less by Moody's, BB or less by S&P) or unrated straight debt securities where we determine that such securities present attractive opportunities. The Fund will not invest in securities rated lower than B.
      The Fund also may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country.
      For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

Graphic: Scale

Portfolio Manager:
      Brian F. Kelly, Vice President of Investments
      Mr. Kelly joined Founders in 1996 as the lead portfolio manager of the Founders Blue Chip and Balanced Funds. Prior to joining Founders, Mr. Kelly served as a portfolio manager for INVESCO Trust Company (1993 to 1996), and as a senior equity investment analyst for Sears Investment Management Company (1986 to 1993). A graduate of the University of Notre Dame, Mr. Kelly received an MBA and JD from the University of Iowa. He is also a Certified Public Accountant.

Expenses:
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6.00 fee will be assessed for wire redemptions).

Annual Fund Operating Expenses
(as a percentage of average net assets)

            Management Fees                                  0.64%
            12b-1 Fees (1)                                   0.25%
            Other Expenses                                   0.23%
                                                            ------
            Total Fund Operating Expenses                    1.12%
                                                            ======

      (1) Long-term shareholders may, over time, indirectly pay more in 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

      Example:

      You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Funds, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

                  1 Year      3 Years     5 Years    10 Years
                 --------    --------    --------    --------
                    $11         $36         $62        $137

      Since the assumed 5% annual return is hypothetical, this example should not be considered a representation of past or future expenses or returns. Actual Fund expenses and returns may vary from year to year and may be higher or lower than those shown above.

      If you would like more information regarding these expenses, please see "General Information - Understanding Fund Expenses" and "General Information - Founders' Services to the Funds."

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period
The following information for the year ended December 31, 1996 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
      You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants appearing in the Funds' 1996 Annual Report to Shareholders, which is incorporated in the Statement of Additional Information by reference. You can receive both without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.

                                                                                                                         Year Ended
                                                        Years Ended December 31                              Period of  September 30
                     ---------------------------------------------------------------------------------------------------------------
                        1996      1995      1994      1993      1992      1991      1990      1989      1988   10/1/87-    1987*
                                                                                                               12/31/87*
PER SHARE DATA
Net Asset Value --
Beginning of Period     $9.58     $8.56     $8.93     $8.30     $8.19     $7.22     $7.97     $6.89     $6.55     $8.72     $7.89
                     ---------------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS
Net Investment
Income                   0.28      0.28      0.20      0.22      0.27      0.31      0.35      0.32      0.38      0.07      0.32

Net Gains or Losses
on Securities (Both
Realized and
Unrealized)              1.50      2.21    (0.37)      1.58      0.21      1.30    (0.75)      1.39      0.34    (1.29)      1.37
                     ---------------------------------------------------------------------------------------------------------------
Total From
Investment
Operations               1.78      2.49    (0.17)      1.80      0.48      1.61    (0.40)      1.71      0.72    (1.22)      1.69
                     ---------------------------------------------------------------------------------------------------------------
LESS
DISTRIBUTIONS
Dividends (From Net
Investment Income)     (0.27)    (0.28)    (0.20)    (0.21)    (0.28)    (0.31)    (0.35)    (0.32)    (0.38)    (0.08)    (0.42)

Distributions (From
Capital Gains)         (0.48)    (1.19)      0.00    (0.96)    (0.09)    (0.33)      0.00    (0.31)      0.00    (0.87)    (0.44)
                     ---------------------------------------------------------------------------------------------------------------
Total Distributions    (0.75)    (1.47)    (0.20)    (1.17  )  (0.37)    (0.64)    (0.35)    (0.63)    (0.38)    (0.95)    (0.86)
                     ---------------------------------------------------------------------------------------------------------------
Net Asset Value --
End of Period          $10.61     $9.58     $8.56     $8.93     $8.30     $8.19     $7.22     $7.97     $6.89     $6.55     $8.72
                     ===============================================================================================================

TOTAL RETURN            18.8%     29.4%    (1.9%)     21.9%      6.0%     22.9%    (5.0%)     25.3%     11.1%   (13.9%)     22.9%

RATIOS
Net Assets--End of
Period (000s
Omitted)             $394,896  $130,346   $95,226   $72,859   $31,538   $18,790   $13,650   $15,082   $12,636   $13,159   $16,885

Net Expenses to
Average Net Assets#     1.10%     1.19%     1.26%     1.34%     1.88%     1.73%     1.65%     1.52%     1.64%   1.84%**     1.66%

Gross Expenses to
Average Net Assets#     1.12%     1.23%       ---       ---       ---       ---       ---       ---      ----       ---       ---




Ratio of Net Investment
Income to Average Net   3.09%     2.92%     2.37%     2.30%     3.57%     4.01%     4.63%     4.19%     5.39%   4.16%**     4.03%
Assets

Portfolio Turnover
Rate                     146%      286%      258%      251%       96%      133%      103%       85%      182%      141%      133%

Average Commission
Rate Paid             $0.0588       ---       ---       ---       ---       ---       ---       ---       ---       ---       ---

* Restated to reflect 2-for-1 split on November 30, 1987

** Annualized

# Net expenses reflect expenses paid out-of-pocket by the Fund. Gross expenses reflect total expenses, including fees offset by credits earned on uninvested cash held at the Fund's custodian.


If you would like more information regarding these financial highlights, please see "General Information - Understanding Financial Highlights."

INCOME-ORIENTED FUNDS
These funds are the lowest-risk funds offered by Founders.

Founders Government Securities Fund
Investment Objective:         Current income

Government Securities Fund normally invests at least 65% of its total assets in obligations of the U.S. government, such as Treasury bills, notes, and bonds and Government National Mortgage Association (GNMA) pass-through securities, which are supported by the full faith and credit of the U.S. Treasury.
      Additionally, the Fund may invest in obligations of other agencies and instrumentalities of the U.S. government and may invest in securities issued by foreign governments and/or their agencies. However, the Fund will not invest more than 25% of its total assets in the securities of any one foreign country.
      The maturity of the Fund's investments will be long (10 or more years), intermediate (three to 10 years), or short (three years or less). The proportion invested by the Fund in each category can be expected to vary depending upon our evaluation of market patterns and trends.
      For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

Graphic: Building with pillars

Portfolio Manager:
      Margaret Danuser, Fixed-Income Manager
      Ms. Danuser has been the lead portfolio manager for Founders Government Securities and Money Market Funds since 1996, and has served as Founders' fixed-income specialist since 1995. Previously, she was an investment officer with LaSalle Street Capital Management from 1989 to 1994. Ms. Danuser received a bachelor of arts degree from the University of Colorado.

Expenses:
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6.00 fee will be assessed for wire redemptions).

Annual Fund Operating Expenses
(as a percentage of average net assets)

            Management Fees                                  0.65%
            12b-1 Fees (after fee waivers) (1)(2)            0.05%
            Other Expenses                                   0.59%
                                                            ------
            Total Fund Operating Expenses
            (after fee waivers) (2)                          1.29%
                                                            ======

      (1) Long-term shareholders may, over time, indirectly pay more in 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

      (2) Certain 12b-1 fees of the Fund are being waived voluntarily by Founders. Had these fees not been waived, "12b-1 Fees" and "Total Fund
      Operating Expenses" in the above table would have been 0.25% and 1.49%, respectively, of the Fund's average net assets based on its actual expenses for the year ended December 31, 1996.


      Example:

      You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Funds, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

                  1 Year      3 Years     5 Years    10 Years
                 --------    --------    --------    --------
                    $13         $41         $71        $156

      Since the assumed 5% annual return is hypothetical, this example should not be considered a representation of past or future expenses or returns. Actual Fund expenses and returns may vary from year to year and may be higher or lower than those shown above.

      If you would like more information regarding these expenses, please see "General Information - Understanding Fund Expenses" and "General Information - Founders' Services to the Funds."

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period
The following information for the year ended December 31, 1996 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
      You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants appearing in the Funds' 1996 Annual Report to Shareholders, which is incorporated in the Statement of Additional Information by reference. You can receive both without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.


                                                     Years Ended December 31                   Period of
                          -------------------------------------------------------------------------------
                             1996     1995    1994     1993    1992     1991     1990    1989    3/1/88
                                                                                               (inception)
                                                                                               - 12/31/88
PER SHARE DATA
Net Asset Value --
Beginning of Period           $9.29   $8.78   $10.02  $10.19   $10.48    $9.85  $10.13    $9.68  $10.00
                          -------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
Net Investment Income          3.20    0.45     0.52    0.46     0.51     0.60    0.69     0.78    0.64

Net Gains or Losses on
Securities (Both Realized
and unrealized)               (2.99)   0.51   (1.26)    0.47     0.03     0.81  (0.28)     0.46  (0.32)
                          -------------------------------------------------------------------------------
Total From Investment
Operations                     0.21    0.96   (0.74)    0.93     0.54     1.41    0.41     1.24    0.32
                          -------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends (From Net
Investment Income)           (0.46)  (0.45)   (0.50)  (0.46)   (0.51)   (0.60)  (0.69)   (0.79)  (0.64)

Distributions (From
Capital Gainms)                0.00    0.00     0.00  (0.64)   (0.32)   (0.18)    0.00     0.00    0.00
                          -------------------------------------------------------------------------------
Total Distributions          (0.46)  (0.45)   (0.50)  (1.10)   (0.83)   (0.78)  (0.69)   (0.79)  (0.64)
                          -------------------------------------------------------------------------------
Net Asset Value --
End of Period                 $9.04   $9.29    $8.78  $10.02   $10.19   $10.48   $9.85   $10.13   $9.68
                          ===============================================================================

TOTAL RETURN                   2.3%   11.1%   (7.5%)    9.3%     5.3%    14.9%    4.4%    13.3%    3.2%

RATIOS
Net Assets--End of Period
(000s Omitted)              $15,190  $20,263 $21,323  $30,465 $25,047  $18,146  $7,424   $6,460  $4,392

Net Expenses to Average
Net Assets*#                  1.26%   1.30%    1.34%   1.18%    1.18%    1.12%   1.03%    0.65%  0.26%+



Gross Expenses to
Average Net Assets*#          1.29%   1.30%

Ratio of Net Investment
Income to Average
Net Assets*                   5.06%   4.92%    5.52%   4.33%    4.83%    5.89%   7.15%    7.90%  7.67%+

Portfolio Turnover Rate        166%    141%     379%    429%     204%     261%    103%     195%    194%

* In the absence of voluntary expense reimbursements and waivers from Founders, the Net Expenses to Average Net Assets would have been 1.46% (1996), 1.45%
  (1995), 1.51% (1994), 1.37% (1993),  1.43% (1992), 1.42% (1991), 1.53% (1990),
  1.48% (1989) and 1.33% (1988), the Gross Expenses to Average Net Assets would have been 1.49% (1996), and the Net Investment Income Ratios would have been 5.26% (1996), 4.77% (1995), 5.35% (1994), 4.14% (1993), 4.58% (1992),
  5.59% (1991), 6.65% (1990), 7.07% (1989) and 6.60% (1988).

+ Annualized

# Net expenses reflect expenses paid out-of-pocket by the Fund. Gross expenses reflect total expenses, including fees offset by credits earned on uninvested cash held at the Fund's custodian.


If you would like more information regarding these financial highlights, please see "General Information - Understanding Financial Highlights."

Founders Money Market Fund
Investment Objective:    Maximum current income consistent with the preservation
                         of capital and liquidity

Money Market Fund invests in high-quality money market instruments with minimal credit risks which mature in 12 months or less. The Fund also may invest in certain foreign securities. Although no assurances can be provided, the Fund will use its best efforts, under normal circumstances, to maintain a constant net asset value of $1.00 per share. The Fund declares dividends daily. For more information on the Fund's investment techniques and their related risks, see "Investment Policies and Risks."

Graphic: Bag with a dollar sign

Portfolio Manager:
      Margaret Danuser, Fixed-Income Manager
      Ms. Danuser has been the lead portfolio manager for Founders Government Securities and Money Market Funds since 1996, and has served as Founders' fixed-income specialist since 1995. Previously, she was an investment officer with LaSalle Street Capital Management from 1989 to 1994. Ms. Danuser received a bachelor of arts degree from the University of Colorado.

Expenses:
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Fund. The Fund is "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6.00 fee will be assessed for wire redemptions).

Annual Fund Operating Expenses
(as a percentage of average net assets)

            Management Fees                                  0.50%
            12b-1 Fees                                        N/A
            Other Expenses                                   0.38%
                                                            ------
            Total Fund Operating Expenses                    0.88%
                                                            ======

      Example:

      You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period (actual operating expenses are paid by the Funds, and reduce the amount of income distributed to shareholders; these expenses are not charged directly to your account):

                  1 Year      3 Years     5 Years    10 Years
                 --------    --------    --------    --------
                    $9          $28         $49        $109

      Since the assumed 5% annual return is hypothetical, this example should not be considered a representation of past or future expenses or returns. Actual Fund expenses and returns may vary from year to year and may be higher or lower than those shown above.

      If you would like more information regarding these expenses, please see "General Information - Understanding Fund Expenses" and "General Information - Founders' Services to the Funds."

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period
The following information for the year ended December 31, 1996 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm.
      You should read this information in conjunction with the audited financial statements and the related Report of Independent Accountants appearing in the Funds' 1996 Annual Report to Shareholders, which is incorporated in the Statement of Additional Information by reference. You can receive both without charge by contacting Founders at the address or telephone number on the back cover of this prospectus.

                                                                                                                          Year Ended
                                                         Years Ended December 31                                 Period of   May 31
                      -------------------------------------------------------------------------------------------------------------
                          1996      1995      1994      1993      1992      1991      1990      1989      1988     6/1/87-    1987
                                                                                                                  12/31/87
PER SHARE DATA
Net Asset Value --
Beginning of Period       $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
                      -------------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS
Net Investment
Income                     0.05      0.05      0.03      0.02      0.03      0.05      0.07      0.08      0.07      0.04      0.05

Net Gains or Losses
on Securities (Both
Realized and
Unrealized)                0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
                      -------------------------------------------------------------------------------------------------------------
Total From
Investment
Operations                 0.05      0.05      0.03      0.02      0.03      0.05      0.07      0.08      0.07      0.04      0.05
                      -------------------------------------------------------------------------------------------------------------
LESS
DISTRIBUTIONS
Dividends (From Net
Investment Income)       (0.05)    (0.05)    (0.03)    (0.02)    (0.03)     (0.05)   (0.07)    (0.08)    (0.07)    (0.04)    (0.05)

Distributions (From
Capital Gains)             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
                      -------------------------------------------------------------------------------------------------------------
Total Distributions      (0.05)    (0.05)    (0.03)    (0.02)    (0.03)    (0.05)    (0.07)    (0.08)    (0.07)    (0.04)    (0.05)
                      -------------------------------------------------------------------------------------------------------------
Net Asset Value --
End of Period             $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
                      =============================================================================================================

TOTAL RETURN               4.5%      5.1%      3.4%      2.2%      2.8%      5.1%      7.3%      8.1%      6.9%      4.0%      5.6%

RATIOS
Net Assets--End of
Period (000s           $109,866  $125,646  $201,342  $142,399  $120,295   $99,765  $125,440   $84,281   $54,168   $46,444   $41,471
Omitted)

Net Expenses
to Average Net            0.86%     0.89%     0.91%     0.95%     0.95%     0.99%     0.94%     0.77%     0.80%    0.90%+     0.90%
Assets#*



Gross Expenses            0.88%     0.89%
Average Net Assets#

Ratio of Net
Investment Income
to Average Net            4.58%     5.11%     3.49%     2.26%     2.78%     5.03%     7.26%     8.22%     6.75%    6.16%+     5.39%
Assets*

* In the absence of voluntary expense reimbursements and waivers from Founders, the Net Expenses to Average Net Assets would have been 0.99% (1993), 1.01%
  (1992), 1.02% (1991), 0.79% (1989) and 0.81% (1988), and the Net Income Ratios
  would have been 2.22% (1993),  2.72% (1992),  5.00% (1991),  8.20% (1989), and
  6.74% (1988).

+ Annualized

# Net expenses reflect expenses paid out-of-pocket by the Fund. Gross expenses reflect total expenses, including fees offset by credits earned on uninvested cash held at the Fund's custodian.

If you would like more information regarding these financial highlights, please see "General Information - Understanding Financial Highlights."

INVESTMENT POLICIES AND RISKS

Securities of Smaller Companies. Discovery, Passport, Frontier, and Special Funds normally invest a significant proportion of their assets in the securities of small companies. The International Equity and Worldwide Growth Funds also may invest in these securities. We generally define small companies as those with market capitalizations or annual revenues of $1 billion or less. Small companies (particularly those trading "over-the-counter") may be in the early stages of development; have limited product lines, markets or financial resources; and/or lack management depth. These companies may be more impacted by intense competition from larger companies, and the trading market for their securities may be less liquid and more volatile. As a result, investments in small companies involve greater risk than larger, more established companies, and the net asset values of Funds that invest in them may fluctuate more widely than other Funds or popular market averages. Investments in medium-sized companies (those with market capitalizations or annual revenues between $1 billion and $5 billion) also may involve many of these risks. However, sales and earnings growth rates of small- and medium-sized companies often exceed those of large companies, which may be reflected in a greater potential for share price appreciation.

Foreign Securities. All of the Funds may invest in foreign securities, subject to the limitations described under "The Funds and Their Management." In addition, Discovery, Passport, Frontier, Special, International Equity, Worldwide Growth, Growth, Blue Chip, and Balanced Funds (the "Equity Funds") may invest without limit in American Depositary Receipts and American Depositary Shares (collectively, "ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.
      Money Market Fund's foreign investments are limited to dollar-denominated obligations of foreign depository institutions or their U.S. branches, or foreign branches of U.S. depository institutions. The Government Securities Fund's foreign investments are limited to securities issued by foreign governments and/or their agencies. Foreign investments of Money Market and Government Securities Funds will be limited primarily to securities of issuers from the major industrialized nations.
      Investments in foreign securities involve different risks than U.S. investments. These risks include:

- Currency Risk. Fluctuations in exchange rates of foreign currencies affect the value of a Fund's assets as measured in U.S. dollars and the costs of converting between various currencies.
- Regulatory Risk. There may be less governmental supervision of foreign stock exchanges, security brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing and financial reporting standards are less uniform than in the United States. Exchange control regulations or currency restrictions could prevent cash from being brought back to the United States. The Funds may be subject to withholding taxes and could experience difficulties in pursuing legal remedies and collecting judgments.
- Market Risk. Foreign markets have substantially less volume than U.S. markets, and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer.
- Political Risk. The possibility of expropriation or confiscatory taxation; limitations on the removal of funds or other assets of the Fund; and political, economic or social instability.
      ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.
      In addition, Passport, Worldwide Growth, and International Equity Funds may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by companies located there are expected to be more volatile, less liquid and more uncertain as to payments of dividends, interest and principal. Passport, Worldwide Growth, and International Equity Funds also may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds.
      Since Passport, Worldwide Growth, and International Equity Funds' assets will be invested primarily in foreign securities, and since substantially all of the Funds' revenues will be received in foreign currencies, the Funds' net asset values will be affected by changes in currency exchange rates to a greater extent than the other Funds. For example, the dollar equivalent of the Funds' net assets and distributions will be affected adversely by a reduction in the value of a particular foreign currency relative to the U.S. dollar. In contrast, in periods during which the U.S. dollar generally declines, the returns on foreign securities generally are enhanced. The Funds will pay dividends in dollars and will incur currency conversion costs.
      For more information, see the Statement of Additional Information.

Foreign Currency Transactions. All of the Funds except the Money Market Fund may use forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security. A forward contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The Funds may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security.
      By entering into a forward contract for the purchase or sale, for a fixed U.S. dollar amount, of the amount of foreign currency involved in the underlying transactions, we attempt to protect the Funds against losses due to adverse exchange rate fluctuations during the period between the trade date and the date on which such payments are made or received.
      In addition, Discovery, Passport, Frontier, International Equity, and Worldwide Growth Funds are each permitted to enter into forward contracts as a hedge against fluctuations in foreign exchange rates during the time the Funds hold foreign securities. When we believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), these Funds may enter into forward contracts to sell, for a fixed-dollar or other currency amount, foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in that currency. Under normal circumstances, we will consider the possibility of changes in currency exchange rates as part of the Funds' long-term investment strategies.
      While we may trade forward contracts to reduce certain risks, trading in these instruments itself entails other risks. If we are incorrect in our forecast of currency prices, the Funds may experience poorer overall performance by using the contracts than by not using them. In addition, some forward contracts may not have a broad and liquid market, in which case we may not be able to close them at a favorable price. For more information, see the Statement of Additional Information.

Fixed-Income Securities. The Equity Funds may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when we believe that these investments offer opportunities for capital appreciation. For Balanced Fund, we also consider current income in the selection of these securities.
The Equity Funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but none rated lower than B. Securities rated B generally are less desirable investments and are deemed speculative as far as the issuer's capacity to pay interest and repay principal over a long period of time. The Equity Funds also may invest in unrated convertible securities and preferred stocks if we believe they are equivalent in quality to the rated securities that the Funds may buy.
      The  Equity  Funds  will  invest  in  bonds,  debentures,   and  corporate
obligations-- other than convertible securities and preferred stock--only if they are rated investment grade (BBB or higher) at the time of purchase, although the Balanced Fund may invest up to 5% of its total assets in lower-grade debt securities. We will not invest more than 5% of a Fund's total assets in unrated bonds, debentures, and corporate obligations or those or rated below investment grade either at the time we purchase them or as a result of a rating reduction after purchase.
      Debt securities in which the Equity Funds and the Government Securities Fund may invest generally are subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk means that the market values of the debt securities may be affected by interest rate changes. An increase in interest rates tends to reduce the market values of debt securities, whereas a decline in interest rates tends to increase their values. Although we limit the Funds' investments in debt securities to those we believe are not highly speculative, investments in debt securities rated BBB, Baa or lower, or which are unrated, may increase credit and market risk.
      The Statement of Additional Information includes more discussion of the Funds' policies regarding investments in fixed-income securities and the corporate bond rating categories.

Rule 144A and Illiquid Securities. Each of the Funds, except Blue Chip, Frontier, and Money Market Funds, may invest in Rule 144A securities (securities issued in offerings made pursuant to Rule 144A under the Securities Act of
1933). Rule 144A securities are restricted, meaning that they cannot be resold to the public without registration under the Securities Act of 1933. However, Rule 144A securities may have a liquid market among qualified institutional investors such as the Funds.
      The Funds' board of directors has adopted guidelines and procedures to be followed in determining whether a Rule 144A security may be deemed to be readily marketable. The liquidity of each Fund's investments in Rule 144A securities could be impaired if institutional investors become disinterested in purchasing such securities.
      Each of the Funds except the Money Market Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days. Money Market Fund may enter into repurchase agreements if, as a result thereof, no more than 10% of the market value of its net assets would be subject to repurchase agreements maturing in more than seven days. Securities that are not readily marketable are those that, for whatever reason, cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the applicable Fund has valued the investment.
      Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to dispose of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with effecting registration.
      For more information, see the Statement of Additional Information.

Derivatives: Futures Contracts and Options. In order to hedge their portfolios, all Funds except the Money Market Fund may enter into futures contracts. In addition, certain Funds (other than the Government Securities and Money Market Funds) may purchase and/or write options on securities, stock indices, futures contracts and foreign currencies for hedging purposes. The successful use of these instruments draws upon skills and experience that are different from those needed to select the other securities in which the Funds invest. All of these practices entail risks and can be highly volatile. Should interest or exchange rates, or the prices of securities or financial indices, move in an unexpected manner, the Funds may not achieve the desired benefits of these instruments or may realize losses and thus be in a worse position. In addition, the markets for these instruments may not be liquid. These instruments and their risks are discussed in greater detail the Statement of Additional Information.

Other Investments.

      Money Market and Government Securities Funds. Money Market Fund invests in U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions. Government
Securities Fund invests at least 65% of its total assets in U.S. government obligations and may also acquire the other types of securities and repurchase agreements in which Money Market Fund may invest.
      Temporary Investments. Up to 100% of the assets of the Equity Funds may be invested temporarily in the above securities, in cash, or in other cash equivalents, if we determine it is appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. While a Fund is in a defensive position, its opportunity to achieve capital growth will be limited and, to the extent that this assessment of market conditions is incorrect, the Fund will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments.
      Government Securities. U.S. government obligations include Treasury bills, notes and bonds; Government National Mortgage Association (GNMA) pass-through securities; and issues of U.S. agencies, authorities and instrumentalities.
Obligations of other agencies and instrumentalities of the U.S. government include securities issued by the Federal Farm Credit Bank System (FFCB), the Federal Agricultural Mortgage Corporation ("Farmer Mac"), the Federal Home Loan Bank System (FHLB), the Financing Corporation (FICO), Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Student Loan Marketing Association (SLMA), and the U.S. Small Business Administration (SBA). Some government obligations, such as GNMA pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by FNMA (a private corporation), are supported only by the credit of the agency, authority or instrumentality. The Fund also may invest in obligations issued by the International Bank for Reconstruction and Development (IBRD or "World Bank"). For more information on the mortgage-related securities in which the Funds may invest, including GNMA, FNMA, FHLMC and other mortgage pass-through securities and collateralized mortgage obligations, see the Statement of Additional Information.
      Commercial Paper and Other Cash Securities. Commercial paper purchased by Money Market Fund must be rated by at least two nationally recognized statistical rating organizations (NRSROs), or by the only NRSRO that has rated the security, in the highest short-term rating category, or comparable unrated securities. For a list of NRSROs and a description of their ratings, see the Statement of Additional Information.

      A Fund may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Funds' board of directors. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.
      When-Issued Securities. The Funds (except the Money Market Fund) may purchase securities with settlement taking place in the future, and in securities for which additional installments of the original issue price are payable in the future. For more information concerning these types of securities, see the Statement of Additional Information.
      Repurchase Agreements. A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. Such agreements may be considered "loans" under the Investment Company Act of 1940 (the "1940 Act"). The Funds may enter into repurchase agreements with banks or well-established securities dealers meeting criteria established by the Funds' board of directors. All repurchase agreements entered into by the Funds will be fully collateralized and marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security. None of the Funds has adopted any limits on the amounts of their total assets that may be invested in repurchase agreements which mature in less than seven days. See "Investment Policies and Risks Rule 144A and Illiquid Securities" for each Fund's limit on investments in illiquid securities and in repurchase agreements which mature in more than seven days.

Portfolio Turnover. None of the Funds have any limitations regarding portfolio turnover. At our discretion, securities may be sold regardless of how long they have been held when investment considerations warrant such action. In addition, Discovery, Frontier, Passport, Special, International Equity, Worldwide Growth, and Growth Funds may engage in short-term trading. The portfolio turnover rates of the Funds therefore may be higher than some other mutual funds with the same investment objectives. This policy also may result in greater brokerage commissions and the acceleration of capital gains which are taxable when distributed to shareholders. The portfolio turnover rates of all of the Funds except the Money Market Fund are found under "Financial Highlights." For more information concerning the Funds' portfolio turnover rates, brokerage practices and certain federal income tax matters, see the Statement of Additional Information.

Investment Restrictions. The investment objective of each Fund is fundamental and may not be changed without a vote of the Fund's shareholders. In addition, certain restrictions set forth in the Statement of Additional Information may not be changed without the approval of the Fund's shareholders. For example, a Fund may not borrow money except from banks for extraordinary or emergency purposes in an amount up to 10% of its net assets (Special and International Equity Funds may effect borrowings in amounts up to 33-1/3% of their respective net assets). Except for those fundamental restrictions, the strategies and policies used by the Funds in pursuing their objectives may be changed by the Funds' board of directors without shareholder approval. A list of additional fundamental and nonfundamental investment policies and restrictions is contained in the Statement of Additional Information.

GENERAL INFORMATION

UNDERSTANDING FUND EXPENSES
You will incur, directly or indirectly, various costs and expenses as an investor in the Funds. You can find a more complete description of each Fund's costs and expenses in the section entitled "The Funds and Their Management." Lower expenses benefit Fund shareholders by increasing a Fund's total return.

All of the Founders Funds are "no-load," which means we don't charge you any fees to buy, sell, or exchange shares (although a $6.00 fee will be assessed for wire redemptions). In a "load" fund, you would incur some or all of these expenses.

Annual Fund Operating Expenses
These tables, appearing in "The Funds and Their Management," summarize the annual fees and expenses paid by each Fund, expressed as a percentage of the Funds' average net assets. We calculate these fees and expenses as a part of the Funds' daily net asset values.

      - Management Fees: These fees compensate the Funds' investment manager, Founders Asset Management, Inc., for administering the Funds and selecting the Funds' securities portfolios.
      - 12b-1 Fees: These fees pay for a variety of promotional, marketing, sales, and servicing activities associated with the distribution of Fund shares. These activities include, but are not limited to:
            - Preparing, printing, and mailing prospectuses, sales literature, and other promotional materials to prospective investors
            -  Direct-mail solicitations
            -  Advertising
            -  Public relations
            - Compensation of sales personnel, brokers, financial planners, or others for their assistance in selling and distributing the Fund's shares
            - Payments to financial intermediaries for shareholder support services
      - Other expenses: These include, but are not limited to, fees and expenses of the Funds':
            - Board of directors
            - Custodian bank
            - Legal counsel
            - Independent accountants
            - Fund accounting agent
            - Tansfer and  shareholder  servicing  agents
            - Registration of Fund shares under applicable laws
            - Reports to shareholders

UNDERSTANDING FINANCIAL HIGHLIGHTS

      The Financial Highlights tables included for each Fund under "The Funds and Their Management" list financial information for the Fund for the past 10 years (or for each year since the Fund's inception, if it has existed for less than 10 years). Below are definitions of the items in the tables.

1. Net Asset Value (NAV). The net asset value reflects the daily price of one share of a Fund. We calculate this by dividing the net assets of the Fund (assets minus liabilities) by the number of outstanding Fund shares.

2. Net Investment Income. The total per-share income received by the Fund from dividends and interest on securities, taking into account the undistributed net investment income from the prior year, minus Fund expenses.

   - Dividends (From Net Investment Income). The net income per share paid by the Fund.

3. Net Gains (or Losses) on Securities, Both Realized and Unrealized. The per-share increase (or decrease) in the value of the securities held by a Fund. A Fund realizes a gain (or loss) when it sells securities that have appreciated (or depreciated). A gain (or loss) is unrealized when the value of the securities increases (or decreases) but the security is not sold.

   - Distributions (From Capital Gains). The per-share amount the Fund paid to shareholders from realized gains.

4. Net Asset Value--End of Period. The value of one share of the Fund at the end of the year.

5. Total Return. The increase or decrease in the value of an investment in the Fund over the course of the year, expressed as a percentage. This figure includes changes in the NAV plus dividends and capital gain distributions. When calculating the total return, we assume that dividends and distributions are reinvested when distributed.

6.  Net Assets--End  of  Period.  The   value   of   the  Fund's  assets,  minus
    liabilities, at the end of the year.

7. Net Expenses to Average Net Assets. Expressed as a percentage, this figure reflects the Fund's total out-of-pocket operating expenses divided by its average net assets for the year.

8. Gross Expenses to Average Net Assets. Expressed as a percentage, this figure reflects the Fund's total operating expenses (including fees offset by credits earned on uninvested cash held at the Fund's custodian), divided by its average net assets for the year.

9. Ratio of Net Investment Income to Average Net Assets. This figure, expressed as a percentage, reflects the Fund's net investment income divided by its average net assets for the year.

10. Portfolio Turnover Rate. This figure is a measure of the Fund's buying and selling activity. It is computed by dividing the Fund's total security purchases or sales (excluding short-term securities), whichever is less, by the average monthly market value of the Fund's securities portfolio.

11. Average Commission Rate Paid. The average per-share agency commissions paid to brokers on equity securities trades during the year.

CALCULATING SHARE PRICE
We determine each Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time) on each day that the Exchange is open. We calculate net asset value per share by dividing the current market value of a Fund's total assets, less all liabilities, by the total number of shares outstanding. If market quotations are not readily available, we value the Funds' securities or other assets at fair value as determined in good faith by the Funds' board of directors. The net asset value of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance. Money Market Fund will use its best efforts, under normal circumstances, to maintain its net asset value at $1.00 per share.
      We will price your purchase, exchange, or redemption of Fund shares at the net asset value per share next determined after your order is received in proper form by us or our agents. We consider investments to be received in proper form only when your check or wired funds are received by us or our agents. We consider wired funds to be received on the day they are deposited in the custodian bank account if your phone purchase order is received before the close of regular trading on the Exchange on that day.
      For more information concerning the computation of net asset value, see the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS
Discovery, Frontier, Passport, Special, International Equity, Worldwide Growth, Growth, and Blue Chip Funds intend to distribute net realized investment income each December. Balanced Fund intends to distribute net realized investment income on a quarterly basis every March, June, September, and December. Government Securities Fund intends to declare dividends daily and distribute net realized investment income monthly. Money Market Fund declares dividends daily, which are paid on the first business day of every month. All Funds intend to distribute any net realized capital gains, after utilization of capital loss carryforwards, each December. Shares of Government Securities and Money Market Funds begin receiving dividends no later than the next business day following the day when funds are received by us. From time to time, the Funds may make distributions in addition to those described above.

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS
You may elect to have your income dividends and capital gain distributions reinvested in additional shares. We will assign you this option automatically if you make no choice on the application. Otherwise, you may elect to have either or both paid to you in cash.
      Income dividends and capital gain distributions will be reinvested without a sales charge at the net asset value on the ex-dividend date. If you have elected to receive your dividends or capital gains in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all the account's subsequent distributions in shares of that Fund. If your investment is in the form of a retirement plan, all dividends and capital gain distributions must be reinvested in your account.



TAXES
Each of the Funds intends to qualify annually as a regulated investment company. Generally, regulated investment companies are relieved of federal income tax on the net investment income and net capital gains that they earn and distribute to their shareholders. As described below, unless your account is not subject to income taxes, you must include all dividends and capital gain distributions in taxable income for federal, state and local income tax purposes. Dividends and other distributions are taxable whether they are received in cash or reinvested in the same or another Fund.
      All dividends of net investment income from the Funds, such as dividends and interest on their investments, will be taxable to you as ordinary income. A portion of such dividends may qualify for the dividends-received deduction for corporations, although distributions from Government Securities and Money Market Funds generally are not expected to qualify.
      In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If total gains on sales exceed total losses (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long the Fund held the security that gave rise to the gains. The Funds' capital gain distributions consist of long-term capital gains that are taxable at the capital gains rate. All distributions of short-term capital gains will be taxable to you as ordinary income and included in your dividends.



      Distributions from each Fund generally will be taxable to you in the tax year in which they are received. However, generally, dividends declared by a Fund in October, November or December of any calendar year, with a record date in such a month, and paid during the following January, will be treated as if they were paid by the Fund and received by you on December 31 of the calendar year in which they were declared.

      At the end of each calendar year, we send full information on dividends and capital gain distributions, including information as to the portion taxable as ordinary income and long-term capital gains. Information concerning the amount of dividends eligible for the dividends-received deduction available for corporations is contained in the Funds' annual report or may be obtained upon request by calling us.
      You also may realize capital gains or losses when you sell Fund shares at more or less than the price you originally paid. Likewise, exchanges from one Fund to another represent a sale from one Fund and a purchase of another, and may result in a gain or loss that you will need to recognize on your tax return. Foreign shareholders may be subject to federal income tax rules that differ from those described above.
      If you do not provide your Social Security or tax identification number when you open your account, federal tax law requires the Fund to withhold 31% of all dividends, capital gain distributions, redemptions and exchange proceeds. We also may refuse to sell shares to anyone not furnishing these numbers, or may take such other action as may be deemed necessary, including redeeming some or all of the shareholder's shares. In addition, a shareholder's account may be reduced by $50 to reimburse the Fund for the penalty imposed by the Internal Revenue Service for failure to report the investor's taxpayer identification number on information reports.
      We advise you to consult your own tax adviser regarding the particular tax consequences of an investment in a Fund.

FOUNDERS' SERVICES TO THE FUNDS
Founders Funds, Inc. is a no-load mutual fund, registered with the SEC as a diversified, open-end management investment company. It was incorporated on June 19, 1987, under the laws of Maryland.
      Founders serves as investment adviser to each of the Funds. Founders is owned by Mr. Bjorn K. Borgen, its Chairman, Chief Executive Officer and Chief Investment Officer. The affairs of the Funds, including the services provided by Founders, are subject to the supervision and general oversight of the Funds' board of directors.
     Code of Ethics. The Funds and Founders have adopted a strict code of ethics which limits directors, officers, investment personnel, and other Founders employees in investing in securities for their own accounts. The code of ethics requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions. The code of ethics, which complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, requires maintenance of the highest standards of integrity and conduct. In engaging in personal business activities, personnel of Founders and the Funds must act in the best interests of the Funds and their shareholders. We carefully monitor compliance with the code of ethics by all personnel.
      Investment Advisory Services. Founders, which has acted as an investment adviser since 1938, manages the investment of each Fund's assets and provides certain administrative services to each Fund. For these services, each Fund pays Founders an investment advisory fee which, during the most recent fiscal year, represented the following percentages of each Fund's average daily net assets:

Discovery Fund                            0.99%
Passport Fund                             1.00%
Frontier Fund                             0.94%
Special Fund                              0.76%
International Equity Fund                 1.00%
Worldwide Growth Fund                     0.96%
Growth Fund                               0.71%
Blue Chip Fund                            0.63%
Balanced Fund                             0.64%
Government Securities Fund                0.65%
Money Market Fund                         0.50%


The fees currently paid by Discovery, Passport, Frontier, Special, International Equity, Worldwide Growth, and Government Securities Funds are higher than the fees generally charged by most investment companies having similar objectives and policies but are, in the opinion of the Funds' management, comparable to those of numerous other similar mutual funds.
      Fund Expenses. Each investment advisory agreement between a Fund and Founders provides that expenses relating to the Fund's operations which are not expressly assumed by Founders shall be paid by the Fund, including the fee paid to Founders, shareholder servicing costs, directors' fees and expenses, legal and auditing fees, custodian fees, printing and supplies, taxes, registration fees and distribution expenses. Each Fund's total expenses for 1996 (excluding brokerage commissions) represented the following percentages of average daily net assets:

Discovery Fund                            1.59%
Passport Fund                             1.59%
Frontier Fund                             1.53%
Special Fund                              1.36%
International Equity Fund                 2.00% *
Worldwide Growth Fund                     1.55%
Growth Fund                               1.20%
Blue Chip Fund                            1.16%
Balanced Fund                             1.12%
Government Securities Fund                1.29% **
Money Market Fund                         0.88%


* Founders is voluntarily reimbursing certain expenses of the International Equity Fund pursuant to a commitment to the Fund. In the absence of this expense limitation, the total expenses of the International Equity Fund for the fiscal year ended December 31, 1996 would have been 2.52% of the Fund's average daily net assets.
** Founders is voluntarily waiving certain 12b-1 fees of the Government Securities Fund pursuant to a commitment to the Fund. Had these fees not been waived, the total expenses of the Government Securities Fund for the fiscal year ended December 31, 1996 would have been 1.49% of the Fund's average daily net assets.

      Shareholder and Transfer Agent Services. In addition, the Funds have entered into shareholder services agreements with Founders, pursuant to which Founders provides certain shareholder-related and transfer agent services to the Funds. For such services, the Funds pay Founders a monthly fee. Out of this fee, Founders pays the fees charged the Funds by Investors Fiduciary Trust Company ("IFTC"), the Funds' transfer agent. Out-of-pocket reimbursements are also paid by the Funds. In 1996, Founders received aggregate shareholder services and transfer agent fees of $24.42 for each shareholder account. Of this amount, $10.41 per shareholder account was paid to IFTC. Due to a reduction in such aggregate fees to $24 per account per annum effective June 1, 1996, Founders anticipates that per account fees for providing such services in 1997 will be less than those paid by the Funds in 1996. Shareholder services and transfer agent fees charged by Founders and IFTC are not charged to each shareholder's account, but are expenses of the Fund paid from the Fund's assets. IFTC, located at 127 West 10th Street, Kansas City, Missouri 64105, also serves as the Funds' dividend disbursing agent, redemption agent, and custodian.
      Registered broker-dealers, third-party administrators of tax-qualified retirement plans, and other entities which establish omnibus accounts with the Funds may provide sub-transfer agency, recordkeeping, or similar services to participants in the omnibus accounts which reduce or eliminate the need for identical services to be provided on behalf of the participants by IFTC and/or Founders. In such cases, Founders is authorized to pay the entity a sub-transfer agency or recordkeeping fee, and to be reimbursed for such payments by the Fund based on the number of participants in the entity's omnibus account. Entities receiving such fees may also receive 12b-1 fees. See "Distribution Plans."
      Other Accounting and Administrative Services. Founders also performs portfolio accounting for the Funds which includes, among other duties, calculating net asset value, monitoring compliance with regulatory requirements, and reporting. The Funds pay Founders a fee equal to 0.06% of the first $500 million of the net assets of all Funds as a group, and 0.02% of the net assets of all Funds as a group in excess of $500 million, allocated on a pro rata basis among the Funds based on relative net assets, plus out-of-pocket reimbursement. In 1996, Founders received aggregate portfolio accounting fees of $823,632.
      Selection of Brokers. Subject to the policy of seeking the best execution of orders at the most favorable prices, sales of shares of the Funds may be considered as a factor in the selection of brokerage firms to execute Fund portfolio transactions. The Statement of Additional Information further explains the selection of brokerage firms.

DISTRIBUTION PLANS
Discovery, Passport, Frontier, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced, and Government Securities Funds (the "12b-1 Funds") have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act. These Plans permit each of the 12b-1 Funds to use its assets to finance certain activities relating to the distribution of its shares. Each Plan provides that the Fund may pay distribution and related expenses of up to 0.25% each year of its average daily net assets. Expenses permitted to be paid by a 12b-1 Fund under its Plan include: preparation, printing and mailing of prospectuses, reports to shareholders (such as semiannual and annual reports, performance reports, and newsletters), sales literature and other promotional material to prospective investors; direct mail solicitation; advertising; public relations; compensation of sales personnel, brokers, financial planners or others for their assistance with respect to the distribution of the Fund's shares, including compensation for such services to personnel of Founders or of affiliates of Founders; providing payments to any financial intermediary for shareholder support, administrative, and accounting services with respect to the shareholders of the Fund; and such other expenses as may be approved from time to time by the Funds' board of directors and as may be permitted by applicable statute, rule or regulation. Plan payments may be made only to reimburse expenses incurred during a rolling twelve-month period, subject to the annual limitation of 0.25% of average daily net assets. Any reimbursable expenses incurred by Founders in excess of this limitation are not reimbursable and will be borne by Founders. In addition, Founders may from time to time make additional payments from its revenues to securities dealers and other financial institutions that provide distribution-related, recordkeeping, and/or other administrative services to the Funds. The Funds' board of directors reviews a quarterly written report of amounts expended under each Plan and the purposes of the expenditures.

VOTING RIGHTS
Each full share of the Funds has one vote and fractional shares have proportionate fractional votes. Shares of the Funds are generally voted in the aggregate except where separate voting by each Fund is required by law. The Funds are not required to hold regular annual meetings of shareholders and do not intend to do so; however, the board of directors will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law or the Funds' Articles of Incorporation. Each Fund will assist shareholders in communicating with other shareholders as required by the 1940 Act. Directors may be removed by action of the holders of a majority or more of the outstanding shares of all of the Funds.

FUND PERFORMANCE INFORMATION

We may, from time to time, include the yield or total return of the Funds (other than Money Market Fund) in advertisements or reports to shareholders or prospective investors, and may use performance comparisons from a variety of financial and trade publications. For more information, see the Statement of Additional Information.

INVESTING IN THE FOUNDERS FUNDS

OPENING YOUR ACCOUNT WITH US
You may establish the following types of accounts by completing a Founders New Account Application:

- Individual or Joint Tenant. Individual accounts have a single owner. Joint accounts have two or more owners. Unless specified otherwise, we set up joint accounts with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holders.

- Transfer on Death. A way to designate beneficiaries on an Individual or Joint Tenant account. We will provide the rules governing this type of account when the account is established.

-  UGMA or UTMA.  (Uniform  Gifts to Minors Act or Uniform  Transfers  to Minors
   Act) These accounts are a way to give money to a child or to help a child save on his/her own. Depending on state laws, we will set the account up as an UGMA or UTMA.

- Trust. The trust needs to be effective before we can establish this kind of account.

- Corporation or Other Entity. This account is owned by a corporation or entity. Please attach a certified copy of your corporate resolution showing the person(s) authorized to act on this account.

RETIREMENT ACCOUNTS
You may set up the  following  retirement  accounts by completing a Founders IRA
Application:

- IRA. Any adult under age 70-1/2 who has earned income may contribute up to $2,000 (or 100% of compensation, whichever is less) to an IRA per tax year. If your spouse is not employed, you can contribute up to $4,000 annually to two IRAs, as long as no more than $2,000 is contributed to a single account.

- Rollover IRA. Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You also need to complete a Founders Direct Rollover/Transfer Form.

- SEP-IRA. Allows employers to make direct contributions to employees' IRAs with minimal reporting and disclosure requirements. Call 1-800-934-GOLD
   (4653) for instructions.

- Profit-Sharing and Money Purchase Pension Plan. A retirement plan that allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees. Call 1-800-934- GOLD (4653) for instructions.

- 403(b)(7) Custodial Account. Available to employees of most tax-exempt institutions, such as schools, hospitals, and charitable organizations. Call 1-800-934-GOLD (4653) for instructions.

- 401(k) Plan. A retirement plan that allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis. Call 1-800-934- GOLD (4653) for additional information.

MINIMUM INITIAL INVESTMENTS
To open a Founders account, please enclose a check for one of the following amounts:
- $1,000 minimum for most regular accounts.
- $500 minimum for IRA and UGMA/UTMA accounts.
- No minimum if you begin an Automatic Investment Plan of $50 or more per month.

MINIMUM ADDITIONAL INVESTMENT
- $100 for mail,  TeleTransfer and wire payments
- $50 for Automatic Investment Plan payments

--------------------------------------------------------------------------------
HOW TO                      OPEN AN ACCOUNT               ADD TO AN
                                                          ACCOUNT
--------------------------------------------------------------------------------
BY PHONE                    If you already have an        TeleTransfer allows
                            account with us and           you to make electronic
1-800-525-2440              have exchange                 purchases directly
Monday - Friday             privileges, you can call      from a checking or
7 a.m.-6:30 p.m.            to open an account in         savings account at
Saturday 9 a.m.-2           another Fund by               your request. You
p.m. (MST)                  exchange. The names           may establish
                            and registrations need        TeleTransfer when
Graphic: phone              to be identical on both       your account is
                            accounts.                     opened, or add it
                                                          later by completing an
                                                          Account Changes
                                                          Form. We charge no
                                                          fee for TeleTransfer
                                                          transactions.
--------------------------------------------------------------------------------
BY MAIL

Founders Funds              Complete the proper           Make your check
P.O. Box 173655             application. Make your        payable to "Founders
Denver, CO 80217-3655       check payable to              Funds, Inc."  Enclose
                            "Founders Funds,              the purchase stub
If you are using            Inc."  We cannot              (from your most
certified or registered     establish new                 recent confirmation or
mail or an overnight        accounts with third-          quarterly statement);
delivery service, send      party checks.                 if you do not have
your correspondence                                       one, write the Fund
to:                                                       name and your
Founders Funds                                            account number on
2930 East Third                                           the check.  For IRAs,
Avenue                                                    please state the
Denver, CO 80206-5002                                     contribution year.
                                                          Founders Funds does
Graphic: envelope                                         not normally accept
                                                          third-party checks.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IN PERSON                   Visit the Founders            Visit the Founders
                            Investor Center.              Investors Center.
Founders Investor           Hours are 8 a.m. to 5         Hours are 8 a.m. to 5
Center                      p.m. Mountain Time,           p.m. Mountain Time,
Founders Financial          Monday through                Monday through
Center                      Friday. Call us at 1-         Friday.  Call us at 1-
2930 East Third Ave.        800-525-2440 for              800-525-2440 for
(at Milwaukee)              directions.                   directions.
Denver, CO

Graphic: man

--------------------------------------------------------------------------------
BY WIRE                     Complete and mail the         Wire funds to:
                            proper application.           Investors Fiduciary
Graphic: wiggly arrow       Wire funds to:                Trust Company
                            Investors Fiduciary           ABA # 101003621
                            Trust Company                 For Credit to Account
                            ABA # 101003621               # 751-842-0
                            For Credit to Account         Please indicate the
                            # 751-842-0                   Fund name and your
                            Please indicate the           account number, and
                            Fund name and your            indicate the name(s)
                            account number, and           of the account
                            indicate the name(s)          owner(s).
                            of the account owner(s).

--------------------------------------------------------------------------------
ELECTRONICALLY
                            Complete and mail the         AIP (Automatic
Graphic: two arrows         proper application.           Investment Plan)
pointing opposite           AIP (Automatic                allows you to make
directions                  Investment Plan)              electronic purchases
                            allows you to make            directly from a
                            electronic purchases          checking or savings
                            directly from a               account. The
                            checking or savings           minimum to open an
                            account. The minimum          account is $50 per
                            to open an account is         month.
                            $50 per month.                Once established, AIP
                            Once established, AIP         purchases  take place
                            purchases  take place         automatically on
                            automatically on              approximately the 5th
                            approximately the 5th         and/or 20th of the
                            and/or 20th of the month.     month.
                            We charge no fee for AIP.     We charge no fee for
                                                          AIP.
--------------------------------------------------------------------------------
FASTLINE                    Follow instructions           Follow instructions
                            provided when you             provided when you
1-800-947-FAST              call.                         call.
(3278)
Automated telephone
service

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO                      SELL SHARES                   EXCHANGE
                                                          SHARES
--------------------------------------------------------------------------------
BY PHONE

1-800-525-2440              We can send                   If you have telephone
Monday - Friday             proceeds only to the          exchange privileges,
7.m.-6:30 p.m.              address or bank of            you may exchange
Saturday 9 a.m.-2           record. Minimum               from one fund to
p.m. (MST)                  redemption - $100;            another.  The names
                            If you have telephone         and registrations
Graphic: phone              $1,000 minimum for a          need to be identical
                            redemption by wire.           on both accounts.
                            Phone redemption is
                            not available on
                            retirement accounts
                            and certain other
                            accounts. You may add
                            phone redemption
                            privileges by completing
                            an Account Changes Form.
--------------------------------------------------------------------------------
BY MAIL

Founders Funds
P.O. Box 173655             In a letter, please tell      In a letter, include
Denver, CO 80217-           us the number of              the name(s) of the
3655                        shares or dollars you         account owner(s), the
                            wish to redeem, the           Fund and account
If you are using            name(s) of the                number you wish to
certified or registered     account owner(s), the         exchange from, your
mail or an overnight        Fund and account              Social Security or tax
delivery service, send      number, and your              identification number,
your correspondence         Social Security or tax        the dollar or share
to:                         identification number.        amount, and the
Founders Funds              All account owners            account you wish to
2930 East Third             need to sign the              exchange into.  All
Avenue                      request exactly as their      account owners need
Denver, CO 80206-           names appear on the account.  to sign the request
5002                        We can send proceeds          exactly as their
                            only to the address or        names appear on the
                            bank of record.               account. Exchange
                                                          requests may be
                                                          faxed to us at 303-
                                                          394-4021.

Graphic: envelope
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IN PERSON                   Visit the Founders            Visit the Founders
                            Investor Center, 8            Investor Center, 8
Founders Investor           a.m. to 5 p.m.,               a.m. to 5 p.m.,
Center                      Mountain Time,                Mountain Time,
Founders Financial          Monday through                Monday through
Center                      Friday. Call us at 1-         Friday. Call us at 1-
2930 East Third Ave.        800-525-2440  for             800-525-2440 for
(at Milwaukee)              directions and to ask         directions and to ask
Denver, CO                  whether all account           whether all account
                            owners need to be             owners need to be
Graphic: man                present.                      present

--------------------------------------------------------------------------------
BY WIRE                     $6 fee; $1,000                Not applicable.
                            minimum. Monies are
Graphic: wiggly arrow       usually received the
                            business day after
                            the date you sell.
                            Unless otherwise
                            specified, we will
                            deduct the fee from
                            your redemption
                            proceeds.
--------------------------------------------------------------------------------
ELECTRONICAL                Not applicable.               Not applicable.
LY

Graphic: two arrows
pointing opposite
directions
--------------------------------------------------------------------------------
FASTLINE                      We can send                 Follow instructions
                              proceeds only to the        provided when you
                              address or bank of          call.  $100 minimum.
1-800-947-FAST                record.  Minimum
(3278)                        redemption - $100.
                               Phone redemption is
Automated telephone           not available on
service                       retirement accounts
                                and certain other
                              accounts. You may
                              add phone
                              redemption privileges
                              by completing an
                              Account Changes
                              Form.

--------------------------------------------------------------------------------

PURCHASING SHARES THROUGH A BROKER
Be sure to read the broker's program materials for disclosures on fees and service features that may differ from those in this prospectus. A broker may charge a commission or transaction fee, or have different account minimums.

SELLING SHARES OF FOUNDERS FUNDS
- Shares Recently Purchased by Check or TeleTransfer. Redemptions of shares purchased by check (other than purchases by cashier's check) or TeleTransfer will be placed on hold until your check has cleared (which may take up to 10 days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

- Individual, Joint Tenant, Transfer on Death and UGMA/UTMA Accounts. If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

-  Retirement Accounts. Please call 1-800-525-2440 for the appropriate form.

- Trust Accounts. The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee's name is not in the account registration, you will need to provide a certificate of incumbency dated within the past 60 days.

- Corporation or Other Entity. A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

SIGNATURE GUARANTEE
For your protection, we require a guaranteed signature if you request:
- A redemption check made payable to anyone other than the shareholder(s) of record.
- A redemption check mailed to an address other than the address of record.
- A redemption check or wire sent to a bank other than the bank we have on file.
- A redemption check mailed to an address that has been changed within 30 days of your request.
- A redemption for $50,000 or more (excluding accounts held by a corporation).

You can have your  signature  guaranteed at a:
- bank
- broker/dealer
- credit union (if authorized under state law)
- securities exchange/association
- clearing agency
- savings association

Please note that a notary public cannot provide a signature guarantee.

REDEMPTION PROCEEDS
We can deliver redemption proceeds to you:
- By Check. Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee. (See "Signature Guarantee.") If you don't specify, we will deliver proceeds via check.
- By Wire. $6 fee; $1,000 minimum. Monies are usually received the business day after the date you sell. Unless otherwise specified, we will deduct the fee from your redemption proceeds.
- By TeleTransfer. No fee. Monies are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

OVERALL POLICIES REGARDING TRANSACTIONS
We cannot execute transaction requests that are not in good order. You will be contacted in writing if this occurs. Call 1-800-525-2440 if you have any questions about these procedures. We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price. However, we reserve the right to allow shareholders to exchange from the Money Market Fund to another fund of their choice on a predetermined date, such as the day after distributions are paid.

Transactions Conducted by Phone, Fax, FastLine, or an Online Computer Service. Neither the Funds, Founders, nor any of their agents are responsible for the authenticity of purchase, exchange, or redemption instructions received by one of these methods.
      By signing a New Account Application (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan privileges, you agree to release the Funds, Founders, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting unauthorized or fraudulent transactions.
      As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if the Fund fails to employ reasonable procedures to attempt to confirm that telephone instructions are genuine, the Fund may be liable for any resulting losses. These procedures include, but are not necessarily limited to, one or more of the following:
- requiring personal identification prior to acting upon instructions
- providing written confirmation of such transactions
- tape-recording telephone instructions

Excessive Trading. To maintain competitive expense ratios and to avoid disrupting the management of each Fund's portfolio, we reserve the right to suspend or terminate the exchange privilege for any shareholder (including a shareholder whose account is managed by an adviser) when the total exchanges out of any one of the Funds exceed four in any calendar year. We will provide written notification to any investor whose exchange privilege is being revoked and will provide an effective date of revocation, which will not be less than 15 calendar days after the notification date.

Effective Date of Transactions. Transaction requests received in good order prior to the close of the New York Stock Exchange on a given date will be effective that date. However, under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payments. If you are unable to reach us by phone, consider sending your order by overnight delivery service.

Fax Transmissions. Exchange instructions may be faxed, but we cannot process redemption requests received by fax.

Certificates. If you are selling shares previously issued in certificate form, you need to include the certificates along with your redemption/exchange request. If you have lost your certificates, please call us.

U.S. Dollars. Purchases need to be made in U.S. dollars, and checks need to be drawn on U.S. banks. We cannot accept cash.

Returned Checks. If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Fund or its agents. If you are a current shareholder, shares will be redeemed from other accounts, if needed, to reimburse the Fund.

Account Minimums. The Funds require you to maintain a minimum of $1,000 per account ($500 for IRAs and UGMAs/UTMAs), unless you are investing under an Automatic Investment Plan. If at any time, due to redemptions or exchanges, or upon the discontinuance of an Automatic Investment Plan, the total value of your account falls below this minimum, we may either charge a fee of $10, which will be automatically deducted from your account, or close your account and mail the proceeds to the address of record.
      We will base the decision to levy the fee or close the account on our determination of what is best for the Fund. We will give you at least 60 days' written notice informing you that your account will be closed or that the $10 fee will be charged, so that you may make an additional investment to bring the account up to the required minimum balance.

We reserve the right to:
- reject any investment or application
- cancel any purchase due to nonpayment
- modify the conditions of purchase at any time
- waive or lower investment minimums
- limit the amount that may be purchased
- perform a credit check on shareholders establishing a new account or requesting checkwriting privileges.

SHAREHOLDER SERVICES

INVESTOR SERVICES
1-800-525-2440
Our Investor Services Representatives are available to assist you Monday through Friday, from 7 a.m. to 6:30 p.m., Mountain Time, and on Saturday, from 9 a.m. to 2 p.m., Mountain Time. For your protection, we record calls to Investor Services.

24-HOUR ACCOUNT INFORMATION
- By Phone: 1-800-947-FAST (3278) FASTLINE, our automated telephone service, enables you to access account information, conduct exchanges and purchases and request duplicate statements and tax forms 24 hours a day with a Touch-tone phone.

- By Online Computer Services: By visiting Founders Investorsite on the World Wide Web, you can access the latest Fund performance returns, daily prices, portfolio manager commentaries, news articles about the Funds, and much more. Shareholders may access account transaction histories and account balances with a simple password. Our address is www.founders.com.

   Founders information is also available at networth.galt.com/founders.

DAILY CLOSING PRICES
Founders QuoteLine features the latest closing prices for the Funds, updated each business day. Call 1-800-232-8088 24 hours a day, or reach us on the Internet at www.founders.com.

Fund prices for the prior business day are listed in the business section of most major daily newspapers. Look in the Mutual Funds section under "Founders."

FUND AND MARKET NEWS UPDATES
For the latest news on each of the Funds and commentary on market conditions, call Founders Insight. Recorded by our portfolio managers, it is available 24 hours a day. Call 1-800-525-2440 and press option 5 on your Touch-tone phone, or access Insight on the Internet at www.founders.com.

STATEMENTS AND REPORTS
- Confirmation Statements. We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

- Account Statements. We will send you a consolidated statement at the end of each quarter, showing that quarter's transactions and ending balances in your accounts. The year-end statement shows the year's account activity.

- Shareholder Reports. The Funds prepare an annual report to shareholders as of December 31 and a semiannual report as of June 30 each year. Each report contains the Funds' financial statements, portfolio holdings, historical performance and commentary by the Funds' managers.

ESTABLISHING ADDITIONAL SERVICES
Many convenient service options are available for Founders Funds accounts. You may call 1-800-525-2440 to request a form to establish the following services:

- Automatic Investment Plan (AIP). Allows you to make automatic purchases of at least $50 from a bank account once or twice a month. See "How to Add to an Account."

- TeleTransfer Program. Allows you to purchase or redeem Fund shares with a simple phone call at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan, you are automatically authorized to participate in the TeleTransfer program.

-  Telephone Redemption. Available for regular (non-retirement) accounts only.

-  Telephone  Exchange.  Allows  you   to  exchange  money  between  identically
   registered accounts.

-  Checkwriting
      -  Available on Government Securities and Money Market Funds.
      -  May be established with a minimum account balance of $1,000.
      -  There is no fee for this service.
      -  Minimum amount per check:  $500
      -  Maximum amount per check:  $250,000

- Dividend and Long-Term Capital Gain Distribution Options. Either or both may be paid in cash or reinvested. Short-term capital gain distributions are included in your dividends.

- Systematic Withdrawal Plan. Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Payments may be sent electronically to your bank or to you in check form.

- Fund-to-Fund Investment Plan. Allows you to automatically withdraw a fixed dollar amount each month from one Fund to purchase shares in another Fund.

- Distribution Purchase Program. Permits you to have capital gain distributions and/or dividends from one Fund automatically reinvested in another Fund account having a balance of at least $1,000 ($500 for IRAs or UGMA/UTMAs).

GLOSSARY OF TERMS

American Depositary Receipts (ADRs): Negotiable certificates representing the shares of a foreign-based corporation held in the vault of a U.S. bank and entitling a shareholder to all dividends and capital gains of those shares. In this prospectus, we also include American Depositary Shares in this definition.

Average annual total return: The average annual compounded rate of return on a hypothetical investment in a mutual fund for a specified time period. Mutual funds generally provide their average annual total return for the past 1, 5, and 10 years (or up to the life of the fund, if it's less than 10 years old).

Blue-chip company: A large, well-established, stable, and mature company of great financial strength. Blue-chip companies generally have long records of profitability and dividend payments, as well as reputations for quality management, products, and services.

Bond: A way for a company or the government to raise capital wherein the company or the government borrows from investors and promises to pay back principal plus an agreed-upon rate of interest.
      A bondholder is issued an IOU from the company or government but, unlike a stockholder, has no corporate-ownership privileges.

Bond rating: An evaluation of the possibility of default by a bond issuer, whether corporate or governmental. This evaluation is based on an analysis of the issuer's financial condition and profitability potential, and is reported by, among others, Standard & Poor's, Moody's Investors Service, and Fitch's Investors Service.
      Bond ratings range from AAA (highly unlikely to default; often governmental) to D (in default). For more information concerning bond ratings, see the Statement of Additional Information.

Broker: An individual or firm who buys and sells securities for another individual or firm, usually charging a commission for this service.

Capital appreciation: The increase in the value (market price) of shares owned.

Capital gains: The profit realized when a security is sold at a price higher than what you paid to buy it.

Certificate of Deposit (CD): A short-term debt security issued by a bank that usually pays interest.

Chartered Financial Analyst (CFA): Designation awarded by the Institute of Chartered Financial Analysts to financial analysts who pass exams in economics, financial accounting, portfolio management, security analysis, and standards of conduct.

Commercial paper: Short-term, unsecured promissory notes issued by corporations to investors seeking to invest idle cash.

Common stock: A security (share) that represents ownership of a corporation. Common-stock owners are granted certain entitlements, including the right to vote and to receive dividends on their holdings.

Convertible security: Corporate securities that may be converted by their owner into other securities (such as bonds or preferred stock into common stock) of the same corporation at a prestated date and price. Corporations may add conversion features to securities to make them more marketable.

Diversification: A risk-management technique that mixes a number of different investment instruments within a portfolio. Diversification reduces the impact of one security on a portfolio's performance.

Dividend: A portion of a company's earnings that it pays to its stockholders.

Dow Jones Industrial Average (DJIA): The oldest and most widely used market indicator. The DJIA, which comprises 30 actively traded blue-chip stocks
(primarily industrials), is widely regarded by investors as representative of the securities market in general.

Earnings: Corporate profits.

Earnings per share (EPS): Corporate profits divided by the number of outstanding shares of stock.

Equity: Securities representing an ownership interest in a company , including common stocks and preferred stocks. Founders also considers securities convertible into common stocks, such as convertible debt obligations and warrants, to be equity securities. See "stock."

Forward foreign currency contract ("forward contract"): The purchase or sale of a specific amount of a foreign currency at a specified price, with delivery and settlement to be executed on a specified future date.

Founders: Founders Asset Management, Inc., the Funds' investment adviser, distributor and shareholder servicing agent.

403(b)(7) plan: A retirement plan that allows employees of most tax-exempt institutions, such as schools, hospitals, and charitable organizations, to set aside funds on a tax-deferred basis.

401(k) plan: A plan that allows employees of corporations to contribute a percentage of their pre-tax wages to a retirement account on a tax-deferred basis.

Funds: The 11 investment portfolios of Founders Funds, Inc.

Hedging: A strategy used by professional money managers to offset investment risk.

Index: A statistical composite that tracks the performance of the stock, bond, or commodities markets. Examples include the Dow Jones Industrial Average and the Standard & Poor's 500 Index.

Individual Retirement Account (IRA): A personal, tax-deferred retirement account that an employed person can establish. Any money withdrawn before age 59 1/2 is generally subject to a 10% penalty tax, in addition to regular taxes due at the time of withdrawal.

Inflation: The increase in the price of consumer goods due to excessive money in circulation--i.e., too much money chasing too few goods.

Interest: "Rent on money"; i.e., an amount of money a borrower must pay to his or her lender--typically on a regular basis and added to the principal--to use the lender's money.

Joint tenancy: When two or more people maintain a joint account with a bank, brokerage firm, or mutual fund.

Large companies: Companies with market capitalizations or annual revenues greater than $5 billion.

Liquidity: The ease with which you can turn an asset into cash. Liquidity also refers to the ability to buy or sell an asset quickly and in large quantities without substantially affecting the asset's price.

Long-term capital gains: Capital gains that are realized by the sale of a security that is held for a year or more. Long-term capital gains are taxed differently than short-term capital gains.

Market capitalization: The value of a corporation calculated by multiplying the number of its outstanding shares of common stock by the current market price of a share.

Market risk: The risk that investors may lose some of their principal due to market volatility.

Maturity: The length of time until a bond or other debt instrument "matures," or becomes due and payable.

Medium-sized companies: Companies with market capitalizations or annual revenues between $1 billion and $5 billion.

Money market: The economic market that exists to provide very short-term funding to corporations, municipalities, and the U.S. government. These entities may use money-market instruments--e.g., banker's acceptance certificates, commercial paper, and certificates of deposit--to satisfy their short-term obligations and cash requirements.

National Association of Securities Dealers Automated Quotations system (NASDAQ):
A computer system that provides brokers and dealers with price quotations for securities traded over the counter as well as for many New York Stock Exchange listed securities.

Net asset value (NAV): The market value of one share of a Fund, calculated by dividing the net assets of the fund (assets minus liabilities) by the number of outstanding Fund shares.

New York Stock Exchange (NYSE): The largest, oldest stock exchange in the United States, founded in 1792. The NYSE lists the oldest, largest, best-known companies.

1940 Act: The Investment Company Act of 1940, as amended; this is the primary federal statute regulating mutual funds.

Over the counter (OTC) security: A security, usually one of a smaller company, that is not listed or traded on an organized exchange.

Portfolio turnover rate: A measure of a fund's buying and selling activity computed by dividing the fund's total security purchases or sales (excluding short-term securities), whichever is less, by the average monthly market value of the fund's securities portfolio.

Preferred stock: A class of stock that pays a consistent, predetermined dividend, which must be paid before dividends are paid to common stockholders. Also, should a company go bankrupt, preferred-stock owners must be paid before common-stock owners are paid. Preferred stock does not ordinarily carry voting rights.

Principal: The face value of a debt instrument that must be repaid at maturity, usually accompanied by interest. For example, the principal of a $1,000 loan would be $1,000.

Repurchase agreement: A short-term investment instrument wherein the seller of a security agrees to buy it back from the buyer at a predetermined time and price, and turns the security over as collateral.

Restricted security: A security that may not be resold to the public without registration under the Securities Act of 1933.

Return (rate of return): Profit or loss on an investment, usually expressed as a percentage.

Rights of survivorship: A joint-tenant arrangement wherein, upon the death of one joint tenant, ownership of the account automatically passes to the remaining joint holder(s).

Rollover: A direct transfer of money from one retirement account to another.

Short-term capital gains: Capital gains that are realized by the sale of a security that is held for one year or less. Short-term capital gains are taxed at ordinary income rates.

Signature guarantee: Written confirmation by a financial institution, such as a bank, brokerage firm, credit union, or securities exchange/association, that verifies the legitimacy of a person's signature.

Small companies: Companies with market capitalizations or annual revenues of $1 billion or less.

Standard & Poor's 500 Index (S&P 500): The index tracking the performance of 500 widely held common industrial, transportation, financial, and utility stocks. The S&P 500 is regarded as a benchmark against which changes in stock-market conditions are measured.

Stock: Ownership of a company, represented by shares; also known as equity.

Straight debt security: A bond that is not convertible into stock.

Tax-deferred: The term used to describe an investment in which the money invested and accumulated is not taxed until withdrawn.

Total return: The increase or decrease in the value of an investment, expressed as a percentage. This figure includes any realized or unrealized capital gains or losses, dividends and interest payments.

Transfer agent: An institution appointed by a mutual fund that's charged with maintaining shareholder records and executing shareholder transactions.

Transfer on Death (TOD): An account registration, either individual or joint, that allows the account owner(s) to name one or more beneficiaries to be entitled to the account upon the death(s) of the original owner(s).

Treasuries: Marketable U.S. government debt obligations with varied maturities that are backed by the full faith and credit of the U.S. government.
      Treasury bills have maturities of one year or less, and are sold at a discount to face value. Treasury bonds have maturities of 10 years or longer. And Treasury notes have maturities of between one and 10 years.

Trustee: A person who is legally responsible for holding property for and acting on behalf of another person, called the beneficiary.

12b-1 fees: Fees assessed to pay for a variety of promotional, marketing, sales, and servicing activities associated with the distribution of mutual fund shares.

Uniform Gift to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA): Two similar pieces of legislation that allow gifts of money, securities, and other assets to be given to a minor and held in a custodial account that is managed by an adult for the minor's benefit until the minor reaches the age of majority.

Yield:   The  return  on  an  investor's  capital  investment,  expressed  as  a percentage.

      [Logo]
Founders Funds

FOUNDERS ASSET MANAGEMENT, INC.
INVESTMENT ADVISER AND FUND DISTRIBUTOR

Mailing address:
P.O. Box 173655
Denver, Colorado  80217-3655

Street address:
Founders Financial Center
2930 East Third Avenue
Denver, Colorado  80206

Toll-Free:  1-800-525-2440

FOR FURTHER INFORMATION
The Funds' annual and semi-annual reports contain the Funds' financial statements, portfolio holdings, historical performance, and commentary by Fund management. In addition, a current Statement of Additional Information ("SAI"), containing more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC"), and is incorporated into this prospectus by reference. You can obtain copies of the annual and semi-annual reports and the SAI without charge by calling Founders at 1-800-525-2440. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated in the SAI by reference, and other information regarding the Funds and other registrants that file electronically with the SEC.

FUND DIRECTORS
John K. Langum, Chairman
William H. Baughn
Bjorn K. Borgen
Alan S. Danson
Trygve E. Myhren
Jay A. Precourt
Eugene H. Vaughan, Jr.
Jonathan F. Zeschin

Founders Funds is a registered trademark of Founders Asset Management, Inc.

FOUNDERS
FUNDS, INC.
^

--------------------------------------------------------------------------------


Founders Financial Center
2930 East Third Avenue
Denver, Colorado 80206
Toll Free 1-800-525-2440

STATEMENT OF ADDITIONAL INFORMATION


^ May 1, 1997
^
--------------------------------------------------------------------------------


FOUNDERS ASSET MANAGEMENT, INC., DISTRIBUTOR
^

--------------------------------------------------------------------------------

This Statement of Additional Information relates to the eleven investment portfolios (the "Funds") of Founders Funds, Inc. (the "Company"). A prospectus for the Funds dated ^ May 1, 1997 provides the basic information you should know before investing and may be obtained without charge from Founders Asset Management, Inc. ("Founders") at the telephone number and address shown above. This Statement of Additional Information, which is not a prospectus, contains information in addition to and in more detail than in the prospectus. It is intended to provide you with additional information regarding the activities and operations of the Funds, and should be read in conjunction with the prospectus.

                              TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES.........................................^ 70
      Options On Stock Indices and Stocks..................................^ 70
      Futures Contracts....................................................^ 73
      Options on Futures Contracts.........................................^ 76
      Options on Foreign Currencies........................................^ 77
      Risk Factors of Investing in Futures and Options.....................^ 78
      Foreign Securities ^ and ADRs..........................................79
      Forward Contracts For Purchase or Sale of Foreign Currencies.........^ 81
      Illiquid Securities..................................................^ 83
      Rule 144A Securities.................................................^ 84
      Fixed-Income Securities..............................................^ 85
      Foreign Bank Obligations...............................................86
      Repurchase Agreements................................................^ 87
      Convertible Securities...............................................^ 87
      Mortgage-Related Securities..........................................^ 87
      When-Issued Securities.................................................91
      Borrowing..............................................................92
      Securities of Other Investment Companies...............................92
INVESTMENT RESTRICTIONS....................................................^ 92
DIRECTORS AND OFFICERS....................................................^ 105
INVESTMENT ADVISER AND DISTRIBUTOR........................................^ 110
SHAREHOLDER SERVICING.....................................................^ 115
      Fund Accounting and Administrative Services Agreement...............^ 115
      Shareholder Services Agreement......................................^ 116
      Transfer Agency Agreement...........................................^ 116
BROKERAGE ALLOCATION AND PORTFOLIO TURNOVER RATES.........................^ 117
DETERMINATION OF NET ASSET VALUE..........................................^ 121
YIELD AND PERFORMANCE INFORMATION.........................................^ 124
REDEMPTION PAYMENTS.......................................................^ 127
DIVIDENDS, DISTRIBUTIONS AND TAXES........................................^ 128
ADDITIONAL INFORMATION....................................................^ 133
      Capital Stock.......................................................^ 133
      Code of Ethics......................................................^ 134
      ^ Purchases of Fund Shares by Founders Employees......................134
      Custodian.............................................................134
      Independent Accountants.............................................^ 135
      Registration Statement..............................................^ 135
      Financial Statements................................................^ 135
APPENDIX....................................................................136
      Ratings of Corporate Bonds............................................136
      Ratings of Commercial Paper...........................................138
      Ratings of Preferred Stock............................................139

                      INVESTMENT OBJECTIVES AND POLICIES


      As stated in the prospectus under "Investment Policies and Risks," in order to hedge their portfolios, certain Funds may enter into futures contracts and may purchase and/or write options on securities, stock indices, futures contracts and foreign currencies. As of the date of this Statement of Additional Information, none of the Funds intends to engage in such activities to the extent that more than 5% of its respective net assets would be invested in such instruments, although each of the Funds reserves the right to engage in such activities to the maximum extent permitted by its investment policies and restrictions should circumstances change.


Options On Stock Indices and Stocks ^


      An option is a right to buy or sell a security at a specified price within a limited period of time. All of the Funds other than the Special, Growth, Government Securities, and Money Market Funds may write ("sell") covered call options on any or all of their portfolio securities from time to time as Founders shall deem appropriate; provided, however, that Balanced Fund may write only covered call options on stocks. In addition, all of the Funds except the Special, Balanced, Government Securities and Money Market Funds may purchase options on securities. All Funds except Balanced, Money Market, and Government Securities Funds may purchase put and call options on stock indices.

      For the right to buy or sell the underlying instrument (e.g., individual stocks or stock indices), the buyer pays a premium to the seller (the "writer" of the option). Options have standardized terms, including the exercise price and expiration time. The current market value of a traded option is the last sales price or, in the absence of a sale, the last offering price. The market value of an option will usually reflect, among other factors, the market price of the underlying security. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option and selling the underlying security, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security does not reach a price level ^ that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. However, the gain may be offset by a decline in the market value of the underlying security. If an option is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.


      So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of an option generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security that the writer continues to own.

^

      All of the Funds, except the Special, Growth, Government Securities, and Money Market Funds, may write (sell) options on stocks. These Funds retain the freedom to write options on any or all of their portfolio securities and at such time and from time to time as Founders shall determine to be appropriate.^ The extent of a Fund's option writing activities will vary from time to time depending upon Founders' evaluation of market, economic and monetary conditions.

      When a Fund purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase. The Fund will write an option on a particular security only if Founders believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to enter into a closing purchase transaction and close out its position. If the Fund desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

      A Fund may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

      Options written by a Fund will normally have expiration dates between three and nine months from the date written. The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

      As indicated, all Funds except the Balanced, Money Market and Government Securities Funds may purchase options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The Funds purchase put options on stock indices to protect the Funds' portfolios against decline in value. The Funds purchase call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on stock indices also permits greater time for evaluation of investment alternatives. When Founders believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on stock indices may eliminate the need to sell less liquid stocks and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Funds. Any gain in the price of a call option is likely to be offset by higher prices ^ a Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by ^ a Fund.


      Upon purchase by all Funds except Balanced, Money Market and Government Securities Funds of a call on a stock index, the Funds pay a premium and have the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Funds an amount of cash if the closing level of the stock index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call. Upon purchase by the Funds of a put on a stock index, the Funds pay a premium and have the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Funds an amount of cash if the closing level of the stock index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the stock index. Buying stock index options permits the Funds, if cash is deliverable to them during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

      The Funds may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Funds may utilize either broadly based or market segment indices in seeking a better correlation between the indices and the Funds' portfolios.


      Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options a Fund may hold may be affected by options held by other advisory clients of Founders. As of the date of this Statement of Additional Information, Founders believes that these limitations will not affect the purchase of stock index options by the Funds.


      The value of a stock index option depends upon movements in the level of the stock index rather than the price of a particular stock. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of stock prices generally or in an industry or market segment, rather than movements in the price of a particular stock. Purchasing call and put options on stock indices involves the risk that Founders may be incorrect in its expectations as to the extent of the various stock market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the stock index.

      One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Fund. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Fund may wish to close out an option position. It is also possible that trading in options on stock indices might be halted at a time when the securities markets generally were to remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the portfolio will lose the right to appreciation of the stock for the duration of the option.

Futures Contracts


      All Funds except Money Market Fund may enter into futures contracts for hedging purposes. U.S. futures contracts are traded on exchanges ^ that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm ^ that is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.


      The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Fund to maintain a defensive position without having to sell portfolio securities.

      Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.


      The Funds may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury ^ bonds, Treasury ^ notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury ^ bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

      Futures contracts entail risks. Although Founders believes that use of such contracts could benefit the Funds, if ^ Founders' investment judgment were incorrect, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements. Those sales could be at increased prices ^ that reflect the rising market and could occur at a time when the sales would be disadvantageous to the Fund.


      The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

      The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund's current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

      Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund would be able to buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in the Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.


      A Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future ^ that is the subject of the put is exceeded by the strike price of the put. The Funds may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes. As to long positions ^ that are used as part of a Fund's portfolio strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.


      Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, ^ when, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position ^ that will operate to terminate the Fund's position in the futures contract.


      Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions.
 If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions also could be impaired.

Options on Futures Contracts

      All Funds except Special, Balanced, Money Market and Government Securities Funds may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market ^ clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.


      A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


      An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market ^ clearinghouse assigns exercise notices on a random basis to those of its members ^ that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers ^ that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.


      The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Foreign Currencies" below. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option on a futures contract to hedge against a market advance.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.


      The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.


Options on Foreign Currencies

      All of the Funds except Special, Balanced, Money Market and Government Securities Funds may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, a Fund could buy put options on the foreign currency. If the value of the currency declines, the Fund would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio ^ that otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Fund could buy call options thereon.

 The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

Risk Factors of Investing in Futures and Options


      The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience ^ that are different from those needed to select the other instruments in which the Funds invest. All such practices entail risks and can be highly volatile. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Funds may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

      A Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Funds as the possible loss of the entire premium paid for an option bought by a Fund, the inability of ^ a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.


      In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.


Foreign Securities and ADRs

      The term "foreign securities" refers to securities of issuers, wherever organized, that, in the judgment of Founders, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States, or on whether the issuer's sole or principal stock exchange listing is outside of the United States. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter.

      Investments in foreign countries involve certain risks ^ that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.


      Foreign stock markets may have substantially less volume than the New York Stock Exchange, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.


      Because investment in foreign companies will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments ^ that could affect U.S. investments in foreign countries.

      Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund ^ that invests in foreign securities can be expected to be higher than that of a fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.

      In addition, Passport, Worldwide Growth, and International Equity Funds may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by companies located there are expected to be more volatile, less liquid and more uncertain as to payments of dividends, interest and principal. Such countries may include (but are not limited to) Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Chile, China, Colombia, Costa
Rica, Croatia, Czech Republic, Denmark, Ecuador, Egypt, Finland, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Italy, Israel, Jordan, Malaysia,
Mexico, Netherlands, New Zealand, Nigeria, North Korea, Norway, Pakistan, Paraguay, Peru, Philippines, Poland, Portugal, Singapore, Slovak Republic, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and the countries of the former Soviet Union.

      American Depositary Receipts and American Depositary Shares (collectively, "ADRs") are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.


Forward Contracts For Purchase or Sale of Foreign Currencies


      The Funds generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Fund purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Fund may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain ^ that might result should the value of such currency increase. The Funds will not speculate in forward contracts.


      Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When Founders believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), Discovery ^, Passport, Frontier ^ International Equity ^, and Worldwide Growth ^ Funds may each enter into ^ forward ^ contracts to sell, for a fixed ^-dollar or other currency amount, foreign currency approximating the value of some or all of ^ the Funds' portfolio securities denominated in ^ that currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires. Frontier Fund does not intend to sell such foreign currencies on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 15% of the value of its total assets committed to the consummation of such foreign currency sales. Discovery ^, Passport, Frontier ^ International Equity ^, and Worldwide Growth ^ Funds generally will not enter into forward contracts with a term greater than one year. In addition, the Funds generally will not enter into such forward contracts or maintain a net exposure to such contracts where the ^ fulfillment of the contracts would ^ require the Funds to deliver an amount of foreign currency in excess of the value of ^ the Funds' portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the possibility of changes in currency exchange rates will be incorporated into the Funds' long-term investment strategies. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the respective Funds' limitation on investing in illiquid securities, as discussed below.

      At the consummation of a forward contract for delivery by Discovery ^, Passport, Frontier ^ International Equity ^, and Worldwide Growth ^ Funds of a foreign currency, those Funds may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Fund assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

      If Discovery ^, Passport, Frontier ^ International Equity ^, or Worldwide Growth ^ Funds retain the portfolio security and engage in an offsetting transaction, they will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If any one of those Funds engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      While forward contracts may be traded to reduce certain risks, trading in forward contracts itself entails certain other risks. Thus, while the Funds may benefit from the use of such contracts, if Founders is incorrect in its forecast of currency prices, a poorer overall performance may result than if a Fund had not entered into any forward contracts. Some forward contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a favorable price. Moreover, in the event of an imperfect correlation between the forward contract and the portfolio position that it is intended to protect, the desired protection may not be obtained.

      Dealings in forward contracts by Discovery ^, Passport, Frontier ^ International Equity ^, and Worldwide Growth ^ Funds will be limited to the transactions described above. Of course, those Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by Founders. It also should be realized that this method of protecting the value of the Funds' portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange ^ that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain ^ that might result should the value of such currency increase.


Illiquid Securities


      As discussed in the Prospectus, certain of the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in investments ^ that are not readily marketable. Subject to the overall 15% limitation upon investments ^ that are not readily marketable, certain of these Funds may invest ^ in restricted securities. Restricted securities are securities that may not be resold to the public without registration under the Securities Act of 1933 (the "1933 Act"). Restricted securities (other than liquid Rule 144A securities, discussed below) and securities ^ that are not readily marketable are illiquid securities. Illiquid securities are securities ^ that may be subject to resale restrictions or ^ that, due to their market or the nature of the security, have no readily available markets for their disposition. These limitations on resale and marketability may have the effect of preventing a Fund from disposing of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing illiquid securities, no ^ Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies.


Rule 144A Securities

      In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.


      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Certain of the Funds may invest in Rule 144A securities ^ that, as disclosed in the Prospectus, are restricted securities ^ that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A ^ that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by one of the Funds could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.


      The board of directors of the Funds has delegated to Founders the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Funds' limitations on investing in ^ securities that are not readily marketable^. Under guidelines established by the directors, Founders will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security;
(2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). Founders is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Funds' directors monitor the determinations of Founders quarterly. As indicated, Rule 144A securities will remain subject to ^ certain Fund's ^ limitations on investments in restricted securities, those securities for which there are legal and contractual restrictions on resale.


Fixed-Income Securities


      With the exception of Government Securities and Money Market Funds, which are prohibited from making such investments, each of the Funds may invest up to 5% of their assets in convertible securities and preferred stocks ^ that are unrated or are rated below investment grade either at the time of purchase or as a result of reduction in rating after purchase. Investments in lower rated or unrated securities are generally considered to be of high risk. Lower rated debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The Appendix to this Statement of Additional Information provides a description of such debt security ratings. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of a Fund's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

      Market risk relates to the fact that the market values of debt securities in which a Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. The Funds are not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to a Fund's purchase of the securities, unless such a disposition is necessary to reduce a Fund's holdings of such securities to less than 5% of its total assets. In order to decrease the risk in investing in debt securities, in no event will a Fund ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.


      Because investment in medium and lower rated securities involves both greater credit risk and market risk, achievement of the Funds' investment objectives may be more dependent on the investment adviser's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of these Funds may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, ^ that would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund's net asset value. Finally, while the Funds' investment adviser attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Funds do not invest in any medium and lower rated securities ^ that present special tax consequences, such as zero coupon bonds or pay-in-kind bonds.


      The Funds' investment adviser seeks to reduce the overall risks associated with the Funds' investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Funds will achieve their investment objectives.


Foreign Bank Obligations

      The obligations of foreign branches of U.S. depository institutions purchased by the Funds may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch. These obligations, and those of foreign depository institutions, may be limited by the terms of the specific obligation and by governmental regulation. The payment of these obligations, both interest and principal, also may be affected by governmental action in the country of domicile of the institution or branch, such as imposition of currency controls and interest limitations. In connection with these investments, a Fund will be subject to the risks associated with the holding of portfolio securities overseas, such as possible changes in investment or exchange control regulations, expropriation, confiscatory taxation, or political or financial instability.
      Obligations of U.S. branches of foreign depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch, or may be limited by the terms of a specific foreign regulation applicable to the depository institutions and by government regulation (both domestic and foreign).


Repurchase Agreements


      As discussed in the Funds' Prospectus, the Funds may enter into repurchase agreements with respect to money market instruments eligible for investment by the Funds with member banks of the ^ Federal Reserve system, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by the Funds' custodian bank until the repurchase agreement is completed. Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to each Fund's limitation with respect to illiquid securities. For a further explanation, see "Investment Objectives and Policies ^- Illiquid Securities."

      None of the Funds ^ has adopted any limits on the amounts of ^ its total assets that may be invested in repurchase agreements ^ that mature in less than seven days. Each of the Funds except Money Market Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities ^ that are not readily marketable, including repurchase agreements maturing in more than seven days. Money Market Fund may enter into repurchase agreements if, as a result thereof, no more than 10% of the market value of its net assets would be subject to repurchase agreements maturing in more than seven days.


Convertible Securities


      All Funds except Government Securities and Money Market Funds may buy securities convertible into common stock if, for example, the Fund's investment adviser believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation ^ that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities.
 Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of a Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

Mortgage-Related Securities


      Government Securities ^ and Balanced Funds may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations (see "Mortgage Pass-Through Securities"). ^ Other Funds also may invest in such securities for temporary defensive purposes. The Government Securities Fund also may invest in debt securities ^ that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

      Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, ^ that normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or at specified call dates. Instead, these securities provide a monthly payment ^ that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs ^ that may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.


      GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers ^ that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S.

government.


      FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") ^ that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.


      Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

      Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds").

 Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.


      FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates ^ that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, ^ that, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.


      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise.

 Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

      Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. In addition, as a result of the uncertainty of cash flows of lower tranche CMOs, the market prices of and yield on those tranches generally are more volatile.


      Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.


      The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such of those that developed in 1994, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

      A Fund's investments in CMOs also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

When-Issued Securities

      The Funds (other than the Money Market Fund) may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, in a segregated account with its custodian until payment is made. A Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.

Borrowing

      If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. Each Fund will attempt to minimize such fluctuations by not purchasing securities when borrowings are greater than 5% of the value of the Fund's total assets. See "Investment Restrictions" below for each Fund's limitation on borrowing.

Securities of Other Investment Companies

      Each of the Funds may acquire securities of other investment companies if they are acquired in connection with a plan of reorganization, merger or consolidation. In addition, all of the Funds except the Money Market Fund may purchase securities of other investment companies, although as of the date of this Statement of Additional Information, no Fund intends to purchase such securities in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other Funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.



                           INVESTMENT RESTRICTIONS


      ^ Certain of the investment restrictions set forth below are fundamental ("Fundamental") policies of each Fund, i.e., they may not be changed with respect to a Fund without approval of the ^ holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of that Fund. Other investment practices ^ that may be changed by the Board of Directors without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental"). If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.

      Subject   to  the   preceding   considerations,   as  a   Fundamental   or
Non-Fundamental restriction, each Fund may not:

Fundamental

      1. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

      2. Sell securities short. Special Fund may make short sales under certain circumstances as described elsewhere in this Statement of Additional Information under the Fund's Fundamental
Policies.

      3. Make loans to other persons; the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities is not considered the making of a loan by a Fund. A Fund may also enter into repurchase agreements by purchasing U.S. government securities with a simultaneous agreement with the seller to repurchase them at the original purchase price plus accrued interest.

      4.    Underwrite the securities of other issuers.

      5. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that a Fund may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate, and in readily marketable interests in real estate investment trusts.

      6. Make any investment which would concentrate 25% or more of a Fund's total assets in the securities of issuers having their principal business activities in the same industry.

      7.    Issue any senior securities.

Non-Fundamental

      1^. With the exception of Money Market Fund, invest more than 15% of the market value of its net assets in securities which are not readily marketable, including repurchase agreements maturing in over seven days ^. Money Market Fund may invest up to 10% of its net assets in repurchase agreements maturing in over seven days.

      As a non-fundamental investment policy, in periods of uncertain market and economic conditions, as determined by each Fund's investment adviser, each Fund may depart from its basic investment objective and assume a defensive position with all or a large portion of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.


      In applying their restrictions on investments in any one industry, set forth below, the Funds use industry classifications based, where applicable, on Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poor's, information obtained from Bloomberg L.P. and Moody's International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by Founders in the exercise of its reasonable discretion.


      The following is a list of each Fund's Fundamental and Non-Fundamental investment restrictions, as indicated. As to each Fund, the Fund may not:


Discovery Fund

Fundamental

      1. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that
(i) the Fund may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate and (ii) the Fund may enter into forward foreign currency exchange contracts.


      2. Make any investment which would concentrate 25% or more of ^ the Fund's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. ^


      3. Borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Fund's net assets computed at the lesser of cost or value.

Non-Fundamental

      1^. Purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.


      ^ 2. Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer.

      The Fund may invest up to 30% of the market value of its total assets in foreign securities. This restriction does not apply to dollar-denominated American ^ Depositary Receipts ^ that are traded in the United States on exchanges or over-the-counter.

Passport Fund

Fundamental

      1. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that
(i) the Fund may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate and (ii) the Fund may enter into forward foreign currency exchange contracts.

      2. Make any investment which would concentrate 25% or more of the Fund's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

      3. Borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Fund's net assets computed at the lesser of cost or value.

Non-Fundamental

      1. Purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.

      2. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer.



Frontier Fund

Fundamental

      1. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that
(i) the Fund may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate and (ii) the Fund may enter into forward foreign currency exchange contracts.

      2. Make any investment which would concentrate 25% or more of the Fund's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.^

      3.    Invest in restricted securities.

      4. Borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Fund's net assets computed at the lesser of cost or value.

Non-Fundamental

      1^. Purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.


      ^ 2. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer.


      The Fund may invest without limitation in U.S. or foreign securities, although it normally will be at least 50% invested in U.S. companies, with no more than 25% of its total assets invested in any one foreign country.

^


Special Fund

Fundamental

      1. Sell securities short, except that the Fund may sell securities short provided that at all times during which a short position is open it owns an equal amount of such securities or by virtue of ownership of convertible or exchangeable securities it has the right, without payment of further consideration, to obtain through the conversion or exchange of such other securities an equal amount of the securities sold short, and unless not more than 15% of the Fund's net assets (taken at market or other current value) are held as collateral for such sales at any one time.

      2. Underwrite the securities of other issuers, except in those instances where the Fund acquires restricted securities which it would not be free to sell without registering and being deemed an underwriter for purposes of the Securities Act of 1933.

      3. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that
(i) the Fund may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate and (ii) the Fund may hedge a foreign securities transaction by entering into forward foreign currency transactions.

      4.    Participate in any joint trading account.

      5. Purchase or sell puts, calls, straddles, spreads or combinations thereof except that the Fund may purchase put and call options on stock indices and enter into closing transactions with respect to such options.

      6. Purchase more than 10% of any class of securities or purchase more than 10% of the voting securities of any single issuer.

      7. Invest more than 5% of the market value of its total assets in securities of companies which with their predecessors have a continuous operating record of less than three years.

      8. Purchase securities of other investment companies, except that the Fund may purchase such securities in the open market where no commission or profit to a sponsor or dealer other than the customary broker's commission results from such purchase, and only if immediately thereafter (a) no more than 3% of the voting securities of any one investment company is owned in the aggregate by the Fund and all other Funds, (b) no more than 5% of the value of the total assets of the Fund would be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other Funds would be invested in the securities of all such investment companies. Should the Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees. The Fund may acquire such securities if they are acquired in connection with a purchase or
acquisition   in   accordance   with  a  plan  of   reorganization,   merger  or
consolidation.

      9. Acquire or retain the securities of any issuer if any officer or director of the Company, or any officer or director of its investment adviser or principal underwriter, owns beneficially more than one-half of 1% of the issuer's outstanding securities and the aggregate owned by such persons exceeds 5% of such securities.

      10. Invest in companies for the purpose of exercising control or management.

      11. Issue any senior securities, except that the Fund may borrow from banks so long as the requisite asset coverage has been provided.

      12. Borrow from banks unless if immediately after such borrowing the value of the assets of the Fund (including the amount borrowed) less its liabilities (not including the borrowing) is at least three times the amount of the borrowing. While borrowings are outstanding, no purchases of securities will be made. Interest on borrowings will reduce a Fund's income.

      13. Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer.

Non-Fundamental

      1. ^ Make any investment which would concentrate 25% or more of a Fund's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.


      ^ The Fund may invest up to 30% of the market value of its total assets in foreign securities. This restriction does not apply to dollar-denominated American ^ Depositary Receipts ^ that are traded in the United States on exchanges or over-the-counter.



International Equity Fund

Fundamental

      1. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that
(i) the Fund may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate and (ii) the Fund may enter into forward foreign currency exchange contracts.

      2. Make any investment which would concentrate 25% or more of the Fund's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.^

      3. Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an aggregate amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33-1/3% of the value of the Fund's total assets by reason of a decline in total assets will be reduced within three days, not including Sundays and holidays, to the extent necessary to comply with the 33-1/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, or forward contracts, or the segregation of assets in connection with such contracts.

Non-Fundamental

      1^. Purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.


      ^ 2. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer.



Worldwide Growth Fund

Fundamental

      1. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that
(i) the Fund may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate and (ii) the Fund may enter into forward foreign currency exchange contracts.

      2. Make any investment which would concentrate 25% or more of a Fund's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.^

      3. Borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Fund's net assets computed at the lesser of cost or value.

Non-Fundamental

      1^. Purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.


      ^ 2. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer.



Growth Fund

Fundamental

      1. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that
(i) the Fund may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate and (ii) the Fund may hedge a foreign securities transaction by entering into forward foreign currency transactions.

      2.    Participate in any joint trading account.

      3. Purchase more than 10% of any class of securities or purchase more than 10% of the voting securities of any single issuer.

      4. Invest more than 5% of the market value of its total assets in securities of companies which with their predecessors have a continuous operating record of less than three years.

      5. Purchase securities of other investment companies, except that the Fund may purchase such securities in the open market where no commission or profit to a sponsor or dealer other than the customary broker's commission results from such purchase, and only if immediately thereafter (a) no more than 3% of the voting securities of any one investment company is owned in the aggregate by the Fund and all other Funds, (b) no more than 5% of the value of the total assets of the Fund would be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other Funds would be invested in the securities of all such investment companies. Should the Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees. The Fund may acquire such securities if they are acquired in connection with a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation.

      6. Acquire or retain the securities of any issuer if any officer or director of the Company, or any officer or director of its investment adviser or principal underwriter, owns beneficially more than one-half of 1% of the issuer's outstanding securities and the aggregate owned by such persons exceeds 5% of such securities.

      7. Invest in companies for the purpose of exercising control or management.

      8. Pledge, mortgage or hypothecate its assets except to secure permitted borrowings, and then only in an amount up to 15% of the value of the Fund's net assets taken at the lower of cost or market value at the time of such borrowings.

      9. Redeem its shares in kind unless the proceeds of cash redemptions exceed the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder.

      10. Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's assets would be invested in securities of that issuer.

      11. Borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Fund's net assets computed at the lesser of cost or value.

Non-Fundamental


      1. ^ Sell puts, calls, straddles, spreads or combinations thereof.


      2. ^ Make any investment which would concentrate 25% or more of a Fund's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

      ^ The Fund may invest up to 30% of the market value of its total assets in foreign securities. This restriction does not apply to dollar-denominated American Depositary Receipts that are traded in the United States on exchanges or over-the-counter.


Blue Chip Fund

Fundamental

      1. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that
(i) the Fund may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate and (ii) the Fund may hedge a foreign securities transaction by entering into forward foreign currency transactions.

      2. Make any investment that would concentrate 25% or more of the Fund's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

      3.    Invest in restricted securities.

      4. Borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Fund's net assets computed at the lesser of cost or value.

Non-Fundamental

      1. Purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.

      2. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer.

      The Fund may invest up to 30% of the market value of its total assets in foreign securities. This restriction does not apply to dollar-denominated American ^ Depositary Receipts ^ that are traded in the United States on exchanges or over-the-counter.



Balanced Fund

Fundamental

      1. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that (i) the Fund may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate and (ii) the Fund may hedge a foreign securities transaction by entering into forward foreign currency transactions.

      2.    Participate in any joint trading account.

      3. Purchase or sell puts, calls, straddles, spreads or combinations thereof except that the Fund may sell covered call options with respect to any or all of its portfolio securities and enter into closing purchase transactions with respect to such options.

      4. Purchase more than 10% of any class of securities or purchase more than 10% of the voting securities of any single issuer.

      5. Invest more than 5% of the market value of its total assets in securities of companies which with their predecessors have a continuous operating record of less than three years.

      6. Purchase securities of other investment companies, except that the Fund may purchase such securities in the open market where no commission or profit to a sponsor or dealer other than the customary broker's commission results from such purchase, and only if immediately thereafter (a) no more than 3% of the voting securities of any one investment company is owned in the aggregate by the Fund and all other Funds, (b) no more than 5% of the value of the total assets of the Fund would be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other Funds would be invested in the securities of all such investment companies. Should the Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees. The Fund may acquire such securities if they are acquired in connection with a purchase or
acquisition   in   accordance   with  a  plan  of   reorganization,   merger  or
consolidation.

      7. Acquire or retain the securities of any issuer if any officer or director of the Company, or any officer or director of its investment adviser or principal underwriter, owns beneficially more than one-half of 1% of the issuer's outstanding securities and the aggregate owned by such persons exceeds 5% of such securities.

      8. Invest in companies for the purpose of exercising control or management.

      9. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer.

      10. Borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the

Fund's net assets computed at the lesser of cost or value.

Non-Fundamental

      1. ^ Make any investment which would concentrate 25% or more of a Fund's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.


      ^ The Fund may invest up to 30% of the market value of its total assets in foreign securities. This restriction does not apply to dollar-denominated American ^ Depositary Receipts ^ that are traded in the United States on exchanges or over-the-counter.



Government Securities Fund

Fundamental

      1. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that
(i) the Fund may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate and (ii) the Fund may hedge a foreign securities transaction by entering into forward foreign currency transactions.

      2. Make any investment which would concentrate 25% or more of the Fund's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.^

      3. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer.

      4. Borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Fund's net assets computed at the lesser of cost or value.

Non-Fundamental

      1^.   Purchase or sell puts, calls, straddles, spreads or
combinations thereof.


      ^ 2. Purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.

      ^ 3. Invest more than 5% of the market value of its net assets in equity securities.

Money Market Fund

Fundamental

      1. Make loans to other persons; the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities is not considered the making of a loan by a Fund. The Fund may also enter into repurchase agreements by purchasing money market instruments with a simultaneous agreement with the seller to repurchase them at the original purchase price plus accrued interest.

      2. Purchase or sell puts, calls, straddles, spreads or combinations thereof.

      3. Purchase more than 10% of any class of securities of a single issuer.

      4. Make any investment which would concentrate 25% or more of the Fund's total assets in the securities of issuers having their principal business activities in the same industry, provided that (i) this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) this limitation does not apply to obligations of domestic commercial banks.^

      5. Invest more than 5% of the market value of its total assets in securities of companies which with their predecessors have a continuous operating record of less than three years, except that the Fund may invest in obligations guaranteed by the U.S. government or issued by its agencies or instrumentalities.

      6. Purchase securities of other investment companies except in connection with a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation.

      7. Acquire or retain the securities of any issuer if any officer or director of the Company, or any officer or director of its investment adviser or principal underwriter, owns beneficially more than one-half of 1% of the issuer's outstanding securities and the aggregate owned by such persons exceeds 5% of such securities.

      8. Invest in interests in oil, gas or other mineral exploration or development programs or leases, although the Fund may invest in the securities of issuers which invest in or sponsor such programs or leases.

      9. Purchase securities with legal or contractual restrictions on resale or purchase securities which are not otherwise readily marketable, except that the Fund may enter into repurchase agreements if, as a result thereof, 10% or less of its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.

      10. Purchase common stocks, preferred stocks, warrants or other equity securities.

      11. Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer.

      12. Borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Fund's net assets computed at the lesser of cost or value.

^


                            DIRECTORS AND OFFICERS

      The directors and officers of the Company, their principal occupations for the last five years and their affiliations, if any, with Founders, are as follows:

JOHN K. LANGUM
Diamond T. Ranch
9820 East Old Spanish Trail
Tucson, Arizona
      Chairman and Executive  Committee Member Economic  Consultant.  President,
            Business Economics, Inc., a firm engaged in economics and business research and publications, Tucson, Arizona.
            Born:  June 18, 1913

WILLIAM H. BAUGHN
555 Baseline Road
Boulder, Colorado
      Director and Executive Committee Member
            President Emeritus, University of Colorado.
            Dean Emeritus, Graduate School of Business,
            University of Colorado.  Born:  August 27, 1918

BJORN K. BORGEN*
      President, Executive Committee Member, and
Director
            Chairman, Chief Executive Officer, Chief
            Investment Officer, Secretary, and Director of Founders. Born: September 22, 1937

ALAN S. DANSON

6400 S. Jamaica Circle
Englewood, ^ Colorado

      Director

          Independent financial consultant. ^ Senior Vice President, Opt. Mark Technologies, Inc. (computerized securities trading services), and President, D. H. Management, Inc. (general partner of limited partnership with technology company holdings). Between March 1, 1992, and June 30, 1993,

          Mr. Danson was President and Chief Executive Officer of ACCI Securities, Inc., a wholly-owned subsidiary of Acciones y Valores de Mexico, S.A. de C.V., a Mexican brokerage firm. Mr. Danson was Director of International Relations of Acciones y Valores between March 1, 1990, and February 28, ^ 1992. Prior to joining Acciones y Valores, Mr. Danson was President of Integrated Medical Systems, Inc., a privately held company based in Golden, Colorado. Born: June 15, 1939.

TRYGVE E. MYHREN
355 Clayton Street
Denver, Colorado
      Director
            President, Myhren Media, Inc., a firm that invests in and advises media and communications companies. Director, The Providence Journal Company, Providence, Rhode Island; Director, Advanced Marketing Services, LaJolla, California; Director, Peapod, Ltd., Evanston, Illinois; Director, CableLabs, Boulder, Colorado; and Director, J.D. Edwards, Denver, Colorado. Formerly, President of The Providence Journal Company, a diversified media and communications company, Providence, Rhode Island, from 1990 to 1996; Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company, Denver, Colorado, from 1981 to 1988; and Chairman, National Cable Television Association, from 1986 to 1987. Mr. Myhren also serves on the board of the University of Denver, Denver, Colorado. Born: January 3, 1937.


JAY A. PRECOURT
Tejas Gas Corporation
1301 McKinney, Suite 700
Houston, Texas
      Director

            President, Chief Executive Officer, Vice Chairman and Director, Tejas Gas Corporation, Houston, Texas; Chairman of the Board of Coral Energy, L.P., Houston, Texas; Director, Dresser Industries Inc., Dallas, Texas; Director, Timken Company, Canton, Ohio; Director, American Business Conference, Washington, D.C.; Director, Alley Theater, Houston, Texas; Director ^ of the Advisory Board, Southwest CEO Council, Houston, Texas. Until 1988, President of the Energy Related Group and Director, Hamilton Oil Corporation,^ Denver, Colorado. Born: July 12, 1937


EUGENE H. VAUGHAN, JR., CFA
6300 Texas Commerce Tower
Houston, Texas

      Director

            President and CEO, Vaughan, Nelson, Scarborough & McConnell, L.P., an investment counseling firm, Houston, Texas. ^ Founding Chairman and Governor, Association for Investment Management and Research; ^ Past Chairman and Trustee, Institute of Chartered Financial Analysts; ^ Past Chairman and Director, Financial Analysts Federation; Trustee, Vanderbilt University. Born: October 5, 1933


JONATHAN F. ZESCHIN*
      Director
            President and Chief Operating Officer of Founders. Formerly, executive vice president of INVESCO Funds Group, Inc., Denver,
            Colorado, from October 1993 to April 15, 1995; prior thereto (January 1992 to October 1993) senior vice president of INVESCO Funds Group, Inc.; trust officer of INVESCO Trust Company from January 1993 to April 15, 1995; senior vice president and director of marketing of SteinRoe & Farnham, Inc., Chicago, Illinois, from January 1987 to December 1991. Born:
            September 4, 1953

DAVID L. RAY
      Vice President^ and Treasurer
            Vice President, Assistant Secretary, and Treasurer of Founders. Until January, 1990, President, United Shareholder Services, Inc., a mutual fund transfer agent, San Antonio, Texas and Vice President, United Services Advisors, Inc., investment adviser, San Antonio, Texas. Born: July 10, 1957


KENNETH R. CHRISTOFFERSEN
      Secretary Vice  President  and  General  Counsel  of  Founders.  Formerly,
            assistant general counsel (February 1993 to May 1996), vice president (April 1995 to May 1996) and assistant vice president
            (February 1993 to April 1995) of INVESCO Funds Group, Inc. and INVESCO Trust Company, Denver, Colorado, and partner (January 1989 to

            February 1993) and associate (August 1981 to December 1988) with the law firm of Davis, Graham & Stubbs, Denver, Colorado. Born:
            September 30, 1955.

ROBERTO GALINDO, JR.
      Assistant Treasurer
            Assistant Vice President of Founders. Until July,
            1990, Manager of Fund Accounting, United Services
            Advisors, Inc., investment adviser, San Antonio,
            Texas.  Born:  November 11, 1960.

*Indicates an interested director as defined in the ^ 1940 Act, because of the status as officer ^ of the Fund's investment adviser and principal underwriter.


      The address of interested directors and all officers of the Company is Founders Financial Center, 2930 E. Third Ave., Denver, Colorado 80206.


      As of ^ January 31, 1997, the Company's directors and officers as a group owned less than 1% of the outstanding shares of each Fund, with the exception of the Discovery, Passport, Frontier, International Equity, ^ and Money Market Funds, in which the ownership interests of the group totaled ^ 1.17%, 1.78%, 1.38%, 6.50%, and 5.72%, respectively.

      The committees of the board of directors are the executive committee, audit committee, ^ portfolio transactions committee and valuation committee. The Company also has a committee on directors, composed of all of the non-interested ("independent") directors and chaired by Dr. Langum, which serves as a nominating committee. So long as the plans of distribution ^ pursuant to Rule 12b-1 ^ under the 1940 Act of certain of the Company's Funds remain in effect, the selection and nomination of the Company's independent directors will be a matter left to the discretion of such independent directors. Except for certain powers ^ that, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company.


Director Compensation


      The following table sets forth, for the fiscal year ended December 31, ^ 1996, the compensation paid by the Company to its independent directors for services rendered in their capacities as directors of the Company. ^ The Company has no plan or other arrangement pursuant to which any of the Company's independent directors receive pension or retirement benefits, with the exception of an arrangement with director Langum, who will receive an annual payment of $30,000 from Founders commencing with his retirement. This payment is not subject either to cancellation or amendment of any kind and is one to which Dr. Langum is automatically entitled upon retirement at any time. Therefore, none of the Company's independent directors have estimated annual benefits to be paid by the Company upon retirement.

                              Compensation Table

===========================================================================================
                                              (3) Pension or                    (5) Total
                                              or retirement     (4)             compensa-
                                              benefits          Estimated       tion from
                                              accrued as        annual          Company
                              (2) Aggregate   part of           benefits        (11 Funds
                              Compensation    Company           upon            total) paid to
(1) Name of Person, Position1 from Company    Expenses          retirement      directors1
------------------------------------------------------------------------------------------

John K. Langum, Chairman         $43,000        None              None          $ ^ 43,000
and Director

------------------------------------------------------------------------------------------

William H. Baughn, Director   $^ 32,000         None              None          $ ^ 32,000

------------------------------------------------------------------------------------------

Alan S. Danson, Director      $ ^29,000         None              None          $ ^ 29,000

------------------------------------------------------------------------------------------

Ranald H. Macdonald III,      $ ^ 18,000        None              None          $ ^ 18,000
Director2

------------------------------------------------------------------------------------------
Trygve E. Myhren,             $   7,000         None              None          $   7,000
Director3
------------------------------------------------------------------------------------------

Jay A. Precourt,              $ ^ 30,000        None              None          $ ^ 30,000
Director

------------------------------------------------------------------------------------------

Eugene H. Vaughan,            $ ^ 30,000        None              None          $ ^ 30,000
Jr., Director

------------------------------------------------------------------------------------------

TOTAL                        $ ^ 189,000        None              None          ^ $189,000

------------------------------------------------------------------------------------------

PERCENT OF NET ASSETS4            0.006%         0%             0%              ^ 0.006%4

==========================================================================================




      Messrs. Borgen and Zeschin, as "interested persons" of the Fund, receive compensation as officers and employees of Founders, and do not receive any director's fees or other compensation from the Fund for their service as officers and/or directors.
^

---------------------------------------------------------------------


1 The Chairman of the Board, the Chairmen of the ^ Company's Audit and Portfolio Transactions Committees, and the members of the ^ Audit and Portfolio Transactions Committees each ^ receive compensation for serving in such capacities in addition to the compensation paid to all independent directors. The ^ Funds are the only mutual ^ funds distributed by Founders ^.

^ 2  Mr. Macdonald died in 1996.

^ 3  Mr. Myhren was elected to the Board of Directors in December 1996.

4  Totals as a percentage of the Company's net assets as of December 31, ^ 1996.





                      INVESTMENT ADVISER AND DISTRIBUTOR

      Under the investment advisory agreements between the Company, on behalf of each Fund, and Founders, Founders furnishes investment management and administrative services to the Funds, subject to the overall supervision of the Board of Directors of the Company. In addition, Founders provides office space and facilities for the Funds and pays the salaries, fees and expenses of all officers and other employees connected with the operation of the Company. The Funds compensate Founders for its services by the payment of fees computed daily and paid monthly as follows:


                           Special and Growth Funds
                           ------------------------

On Assets in                        But Not
  Excess of                        Exceeding                    Annual Fee
--------------                   ------------                   ----------
$            0                    $30,000,000                      1.00%
    30,000,000                    300,000,000                      0.75%
   300,000,000                    500,000,000                      0.70%
   500,000,000                           ----                      0.65%

                          Blue Chip and Balanced Funds
                          ----------------------------

On Assets in                        But Not
  Excess of                        Exceeding                    Annual Fee
--------------                   ------------                   ----------
$            0                   $250,000,000                      0.65%
   250,000,000                    500,000,000                      0.60%
   500,000,000                    750,000,000                      0.55%
   750,000,000                           ----                      0.50%

                               Money Market Fund
                               -----------------

On Assets in                        But Not
  Excess of                        Exceeding                    Annual Fee
--------------                   ------------                   ----------
$            0                   $250,000,000                      0.50%
   250,000,000                    500,000,000                      0.45%
   500,000,000                    750,000,000                      0.40%
   750,000,000                           ----                      0.35%

                           Government Securities Fund
                           --------------------------

On Assets in                        But Not
  Excess of                        Exceeding                    Annual Fee
--------------                   ------------                   ----------
$            0                   $250,000,000                      0.65%
   250,000,000                           ----                      0.50%



             Discovery, ^ Passport, Frontier International Equity,
                           and Worldwide Growth Funds
             -----------------------------------------------------


On Assets in                        But Not
  Excess of                        Exceeding                    Annual Fee
--------------                   ------------                   ----------
$            0                   $250,000,000                      1.00%
   250,000,000                    500,000,000                      0.80%
   500,000,000                           ----                      0.70%



      The fees of Discovery, ^ Passport, Frontier Special, International Equity, Worldwide Growth, Growth, and Government Securities Funds are higher than the fee schedules of certain investment companies having similar investment objectives and policies but are, in the opinion of the Company's management, comparable to those of numerous other similar mutual funds. The net assets of the Funds at the end of fiscal year ^ 1996 were as follows: Discovery Fund - ^ $247,494,100; Passport Fund - $177,921,060; Frontier Fund - $350,861,077;
Special Fund - $363,835,175; International Equity Fund - ^ $10,119,176; Worldwide Growth Fund - ^ $342,078,989; Growth Fund - ^ $1,118,322,561; Blue Chip Fund - ^ $535,865,972; Balanced Fund - ^ $394,895,683; Government Securities Fund - ^ $15,189,690; and Money Market Fund - ^ $109,865,567.

      The Funds pay all of their expenses not assumed by Founders, including fees to directors not affiliated with Founders and expenses of all members of the Board of Directors, of advisory boards or of committees of the Board of Directors; compensation of the Company's custodian, transfer agent and other agents; ^ an allocated portion of premiums for insurance required or permitted to be maintained under the ^ 1940 Act; expenses of computing the Funds' daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); cost of stock certificates; fees payable under federal and state law to register or qualify the Funds' shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses (including typesetting) and printing and distribution thereof to existing shareholders; expenses of local representation in Maryland; and expenses of shareholder and directors meetings and of preparing, printing and distributing reports to shareholders. The Company also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its officers and directors with respect thereto.

      ^ As described in the prospectus,  certain  expenses of the  International
Equity  and  Government   Securities   Funds  are  being  reimbursed  or  waived
voluntarily by Founders pursuant to a commitment to the Funds.

      During the fiscal years ended in 1996, 1995, and 1994, ^ the gross investment advisory fees paid by the Funds were as follows:

      Discovery Fund. During the ^ years ended December 31, 1996, 1995, and 1994, ^ the Fund paid advisory fees of ^ $2,405,895, $2,004,616, and $1,843,813, respectively.

      Passport Fund. During the years ended December 31, 1996, 1995 and 1994, the Fund paid advisory fees of $1,343,963, $255,733, and $225,764, respectively.

      Frontier Fund. During the years ended December 31, 1996, 1995, and 1994, ^ the Fund paid advisory fees of ^ $3,298,000, $2,832,693, and $2,454,361, respectively.

     ^ Special Fund. During the years ended December 31, ^ 1996, 1995, and 1994,
the  Fund  paid  advisory  fees  of  $2,839,655,   $2,869,635,  and  $2,685,886,
respectively. ^

      International Equity Fund.  During the year ended

December 31, 1996, the Fund paid advisory fees of $68,791. Since the Fund did not commence the public offering of its shares until December 29, 1995, the Fund paid no advisory fees in 1995.

      Worldwide Growth Fund. During the years ended December 31, 1996, 1995, and 1994, ^ respectively, the Fund paid advisory fees of ^ $3,022,945, $1,552,897, and $996,680, respectively.

      Growth Fund. During the ^ years ended December 31, ^ 1996, 1995, and 1994,
the  Fund  paid  advisory  fees  of  $5,728,768,   $3,564,924,  and  $2,759,812,
respectively.

      Blue Chip Fund. During the ^ years ended December 31, ^ 1996, 1995, and 1994, the Fund paid advisory fees of $2,891,784, $2,195,095, and $1,996,626, respectively.

      Balanced Fund. During the ^ years ended December 31, ^ 1996, 1995, and 1994, the Fund paid advisory fees of $ 1,538,236, $707,570, and $623,403, respectively.


      Government Securities Fund.  During the years

ended December 31, 1996, 1995, and 1994, ^ the Fund paid advisory fees of ^ $116,875, $139,194, and $184,250, respectively.

      Money Market Fund. For the ^ years ended December 31, ^ 1996, 1995, and 1994, the Fund paid advisory fees of $757,666, $705,221, and $976,835, respectively.

      The advisory agreements between Founders and Discovery, Frontier, Special, Worldwide Growth, Growth, Blue Chip, and Balanced Funds were approved by the shareholders of each respective Fund at shareholders' meetings of the Funds held on December 15, 1992. The advisory agreements between Founders and the Government Securities and Money Market Funds were approved by the shareholders of each respective Fund at shareholders' meetings held on September 29, 1988 and November 17, 1987, respectively. The advisory agreements of the Passport and International Equity Funds were approved by Founders, as the then sole shareholder of the respective Funds, prior to their commencement of operations. The advisory agreements of all of the Funds were last renewed on May 31, 1996 for a one-year period, and will continue from year to year thereafter either by the vote of a majority of the entire board of directors or by the vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by the vote of a majority of the Company's directors who are not "interested persons" (as defined in the ^ 1940 Act) (the "Independent Directors") of the Company or Founders, cast in person at a meeting called for the purpose of voting on such approval.

      With respect to the advisory agreements between Founders and each of the Funds, each agreement may be terminated without penalty at any time by the Board of Directors of the Company or by vote of a majority of the outstanding securities of the Fund on 60 days' written notice to Founders or by Founders on 60 days' written notice to the Company. Each agreement will terminate automatically if it is assigned, as that term is defined in the ^ 1940 Act. Each agreement provides that the Fund may use the word "Founders" in its name and business only as long as the agreement remains in effect. Finally, each agreement provides that Founders shall not be subject to any liability in connection with matters to which the agreement relates in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


      The Company's shares are sold on a continuous basis at the net asset value per share next calculated after receipt of a purchase order in proper order. See "Determination of Net Asset Value." Founders is the principal underwriter (distributor) for the Company and acts as agent of the Company in the sale of shares of the Funds, under an agreement last renewed by the Company's directors on May 31, 1996. Founders is required to use its best efforts to promote the sale of shares of the Funds, but is not obligated to sell any specific number of shares. Founders does not receive any compensation for its services rendered pursuant to the underwriting agreement. The provisions for the continuation, termination and assignment of this agreement are identical to those described above with regard to the investment advisory agreements, except that termination other than upon assignment or mutual agreement requires six months notice by either party.


      Pursuant to Distribution Plans adopted by Discovery Fund, ^ Passport Fund, Frontier Fund, Special Fund, International Equity Fund, Worldwide Growth Fund, Growth Fund, Blue Chip Fund, Balanced Fund, and Government Securities Fund^ (the "12b-1 Funds"), the 12b-1 Funds pay for distribution and related services expenditures at an annual rate ^ that may be less than, but ^ that may not exceed, 0.25% of each Fund's average daily net assets. These fees may be used to pay directly, or to reimburse Founders for paying, expenses in connection with distribution of the 12b-1 Funds' shares and related activities as are described in the Funds' prospectus. A report of the amounts expended pursuant to the Distribution Plans, and the purposes for which such expenditures occurred, must be made to the Board of Directors at least quarterly. During the fiscal year ended December 31, ^ 1996, Founders expended the following amounts in marketing the shares of the 12b-1 Funds: advertising, ^ $3,756,912; printing and mailing of prospectuses to persons other than current shareholders, ^ $1,622,093; payment of compensation to third parties for shareholder support services, ^ $3,358,959; and public relations and trade shows, $461,150.


      Each Fund's plan was last approved on May 31, 1996, at a meeting called for such purpose by a majority of the directors of the Company, including a majority of the directors who are neither "interested persons" of the Company nor have any financial interest in the operation of the plan ("12b-1 Directors").

      Each Fund's plan provides that it shall continue in effect with respect to each Fund for so long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance. Each plan can be terminated at any time with respect to any Fund, without penalty, if a majority of the 12b-1 Directors or shareholders of such Fund^ vote to terminate the plan. So long as any Fund's plan is in effect, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the independent directors then in office at the time of such selection or nomination. Each Fund's plan may not be amended to increase materially the amount of any Fund's payments thereunder without approval of the shareholders of that Fund, and all material amendments to the plan must be approved by the board of directors of the Company, including a majority of the 12b-1 Directors.


      The benefits that the 12b-1 Funds believe are reasonably likely to flow to the Funds and their shareholders under the plans include, but are not limited to: (1) enhanced marketing efforts which, if successful, may result in an increase in net assets through the sale of additional shares, thereby providing greater resources to pursue the 12b-1 Funds' investment objectives; (2) increased name recognition for the 12b-1 Funds within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the 12b-1 Funds, which assists in portfolio management; (4) the positive effect which increased 12b-1 Fund assets could have on Founders' revenues could allow Founders to have greater resources to make the financial commitments necessary to continue to improve the quality and level of shareholder services, and acquire and retain talented employees who desire to be associated with a growing organization; and (5) increased Fund assets may result in reducing each shareholder's share of certain expenses through economies of scale, such as by exceeding breakpoints in the advisory fee schedules and allocating fixed expenses over a larger asset base.

      Founders was organized in 1938. In addition to serving as adviser to the Funds, Founders serves as ^ investment adviser or sub-adviser to various other mutual funds and private accounts. The sole director of Founders is Bjorn K. Borgen. The officers of Founders include Mr. Borgen, Jonathan F. Zeschin, David
L. Ray, Michael K. Haines, Michael W. Gerding, Edward F. Keely, Brian F. Kelly, David G. Kern, Linda M. Ripley, Gregory P. Contillo, James P. Rankin, Kenneth R. Christoffersen, Roberto Galindo, Jr., and Thomas Mauer. The affiliations of Messrs. Borgen, Zeschin, Ray, Christoffersen and ^ Galindo with the Company and Founders are shown under "Directors and Officers." Mr. Borgen owns all of the voting stock of Founders.



                            SHAREHOLDER SERVICING

Fund Accounting and Administrative Services Agreement


      Founders performs administrative, accounting, and recordkeeping services for the Funds pursuant to a Fund Accounting and Administrative Services Agreement ^ that was initially approved in May 1991 (August 25, 1995 for International Equity Fund), by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or of Founders at a meeting called for such purpose. The Agreement, which was last renewed by the directors on May 31, 1996, is continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Agreement or interested persons (as defined in the ^ 1940 Act) of any such party, cast in person at a meeting for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by the Company on ninety (90) days' written notice, or by Founders upon ninety (90) days' written notice, and terminates automatically in the event of its assignment unless the Company's board of directors approves such assignment.


      Pursuant to the Agreement, Founders maintains the portfolios, general ledgers, and financial statements of the Funds; accumulates data from the Funds' shareholder servicing and transfer agent, custodian, and manager and calculates daily the net asset value of the Funds; monitors the data and transactions of the custodian, transfer agent, shareholder servicing agent, and manager of the Funds; monitors compliance with tax and federal securities rules and regulations; provides reports and analyses of portfolio, transfer agent, shareholder servicing agent, and custodial operations, performance and costs; and reports on regulatory and other shareholder matters. The Funds pay a fee for this service which is computed at an annual rate of 0.06 percent of the daily net assets of the Funds from $0 to $500 million and at an annual rate of 0.02 percent of the daily net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. During the fiscal years ended December 31, 1996, 1995^ and 1994 ^, the Company paid Fund accounting and administrative services fees of $823,632, $630,056^ and $580,897, ^ respectively.


Shareholder Services Agreement


      Pursuant to an amended Shareholder Services Agreement, Founders performs certain telephone, retirement plan, quality control, personnel training, shareholder inquiry, shareholder account, and other shareholder-related and transfer agent services for the Funds. The amended Agreement was initially approved in May 1991 (August 25, 1995 for International Equity Fund), by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or Founders at a meeting called for such purpose. The Agreement was for an initial one-year term and was last renewed for a one-year term on May 31, 1996. The Agreement may be continued from year to year as long as such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by the Company upon ninety (90) days' written notice to Founders or by Founders upon one hundred eighty (180) days' written notice to the Company, and terminates automatically in the event of an assignment unless the Company's board of directors approves such assignment. The Funds pay to Founders a prorated monthly fee for such services equal on an annual basis to $24 for each shareholder account of the Funds considered to be an open account at any time during the applicable month. The fee provides for the payment not only of services rendered and facilities furnished by Founders pursuant to the Agreement, but also for services rendered and facilities furnished by Investors Fiduciary Trust Company ("IFTC") and DST Systems, Inc. ("DST") in performing transfer agent services and in providing hardware and software system capabilities on behalf of the Funds. In addition to the per account fee, Founders, IFTC, and DST are reimbursed for all reasonable out-of-pocket expenses incurred in the performance of their respective services. During the fiscal years ended December 31, 1996, 1995^ and 1994 ^, the Company paid shareholder services fees of $3,364,000, $3,363,000^ and $3,248,000, ^ respectively.


Transfer Agency Agreement

      The Company has entered into a Transfer Agent Agreement with IFTC, pursuant to which IFTC provides certain transfer agent services to the Funds which are not provided to the Funds by Founders. DST provides hardware and software system capabilities to IFTC and to Founders, to assist IFTC and Founders in providing transfer agency and related shareholder services to the Funds. The Transfer Agent Agreement between the Company and IFTC was initially approved on November 12, 1993, and will continue until terminated at any time without penalty by either party upon ninety (90) days' written notice. The Agreement terminates automatically in the event of its assignment. Under the Agreement, the Funds pay to IFTC various transfer agency transaction fees ^ that, in ^ 1996, were in the amount of ^ $10.41 per shareholder account. The fees to IFTC are paid on behalf of the Funds by Founders from the fee of $24 per account per annum received by Founders for providing shareholder services to the Funds. See "Shareholder Services Agreement," above.



              BROKERAGE ALLOCATION AND PORTFOLIO TURNOVER RATES

      It is the policy of the Company, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.

      Because selection of executing brokers is not based solely on net commissions, a Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. Founders will not knowingly pay higher mark-ups on principal transactions to brokerage firms as consideration for receipt of research services or products. While it is not practicable for the Company to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers. Transactions in over the counter securities are normally placed with principal market makers, except in circumstances where, in the opinion of Founders, better prices and execution are available elsewhere.


      Subject to the policy of seeking best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms ^ that provide research services and products to Founders. The phrase

"research services and products" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and obtaining products such as third-party publications, computer and electronic access equipment, software programs, and other information and accessories that may assist Founders in furtherance of its investment advisory responsibilities to the Company. Such services and products permit Founders to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Generally, it is not possible to place a dollar value on the benefits derived from specific research services and products. Founders may receive a benefit from these research services and products ^ that is not passed on to a Fund in the form of a direct monetary benefit. If Founders determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Founders will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that Founders determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. The non-research part must be paid for in hard dollars from Founders. Any such allocation may create a conflict of interest for Founders.

      Neither the research services nor the amount of brokerage given to a particular broker-dealer are made pursuant to any agreement or commitment with any of the selected broker-dealers that would bind Founders to compensate the selected broker-dealer for research provided. However, Founders maintains an internal allocation procedure to identify those broker-dealers ^ that have provided it with research and endeavors to direct sufficient commissions to them to ensure continued receipt of research Founders believes is useful.


      Research services and products may be useful to Founders in providing investment advice to any of the Funds or clients it advises. Likewise, information made available to Founders from brokers effecting securities transactions for such other Funds and clients may be utilized on behalf of another Fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

     A significant proportion of the total commissions paid by the Funds for portfolio transactions during the year ended December 31, ^ 1996 was paid to brokers that provided research services to Founders, and it is expected that, in the future, a majority of each Fund's brokerage business will be placed with firms that provide such services.


      Subject to the policy of seeking the best execution of orders at the most favorable prices, sales of shares of the Funds may also be considered as a
factor  in  the  selection  of  brokerage   firms  to  execute  Fund   portfolio
transactions.

      A Fund and one or more of the other Funds or clients to which Founders serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.


      Founders has been authorized by the directors of ^ the 12b-1 Funds to apply dollars generated from each Fund's Rule 12b-1 distribution plan to pay to brokers and to other entities a fee for distribution, recordkeeping, accounting, and shareholder-related services provided to investors purchasing shares of a ^ 12b-1 Fund through various sales and/or shareholder servicing programs. ^ These fees are computed based on the average daily account balances of investments in each ^ 12b-1 Fund made by the entity on behalf of ^ its customers. The directors of the ^ 12b-1 Funds have further authorized Founders to place a portion of the Funds' brokerage transactions with certain of these entities which are broker-dealers if Founders reasonably believes that ^ the entity is able to provide the best execution of orders at the most favorable prices. Commissions earned by the entity from executing portfolio transactions on behalf of a specific ^ 12b-1 Fund may be credited against the fee charged to that Fund, on a basis ^ that has resulted from negotiations between Founders and the entity. Any 12b-1 fees ^ that are not expended as a result of the application of any such credit will not be used either to pay or to reimburse Founders for other distribution expenses. These directed brokerage arrangements have no adverse effect either on the level of brokerage commissions paid by the Funds or on any Fund's expenses.

      In addition, registered broker-dealers, third-party administrators of tax-qualified retirement plans, and other entities ^ that establish omnibus investor accounts with the Funds may provide sub-transfer agency, recordkeeping, or similar services to participants in the omnibus accounts. These services reduce or eliminate the need for identical services to be provided on behalf of the participants by Founders, the Funds' shareholder servicing agent, and/or by IFTC, the Funds' transfer agent. In such instances, Founders is authorized to pay the entity a sub-transfer agency or recordkeeping fee ^ based on the number of participants in the entity's omnibus account, from transfer agency fees applicable to each participant's account ^ that are paid to Founders by the Funds. If commissions are earned by a registered broker-dealer from executing portfolio transactions on behalf of a specific ^ Fund, the commissions may be credited by the broker-dealer against the sub-transfer agency or recordkeeping fee payable with respect to that Fund, on a basis ^ that will have been negotiated between the broker-dealer and Founders. In such instances, Founders will apply any such credits to the transfer agency fee ^ that it receives from the applicable Fund. Thus, the Fund will pay a transfer agency fee to Founders, and Founders will pay a sub-transfer agency or recordkeeping fee to the broker-dealer only to the extent that the fee is not off-set by brokerage credits. In the event that the transfer agency fee paid by a Fund to Founders with respect to participants in omnibus accounts in that Fund exceeds the sub-transfer agent or recordkeeping fee applicable to that Fund, Founders may carry forward the excess and apply it to future sub-transfer agent or recordkeeping fees applicable to that Fund ^ that are charged by the broker-dealer. Such a carry-forward may not go beyond a calendar year.


      Decisions relating to purchases and sales of securities for a Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by Founders, subject to the general supervision of the board of directors of the Company.


      For the fiscal years ended 1996, 1995^ and 1994, ^ respectively, total brokerage commissions paid by the Funds amounted to the following: Discovery Fund - ^ $444,760, $317,246, and $199,219; Passport Fund - $648,019, $95,245 and
$83,771;  Frontier  Fund - $540,893,  $465,748,  and  $301,908,  Special  Fund -
$1,669,994,  $2,194,333,  and  $2,157,969,  Worldwide  Growth Fund - $1,031,931,
$350,484, and $304,175, ^ Growth Fund - $2,090,847,  $1,187,642, and $1,192,989,
^ Blue Chip Fund - $2,186,810,  $1,859,470,  and  $1,856,851,  ^ Balanced Fund -
$943,355,  $535,439,  and  $523,174,  ^ For  the  fiscal  ^ year  ended  ^ 1996,
International Equity Fund paid total brokerage commissions of ^ $48,594. For the period from December 29, 1995 (the date upon which International Equity Fund commenced the offering and sale of its shares to the public) through December 31, 1995, the Fund paid no brokerage commissions. The differences in the amounts of brokerage commissions paid by the Funds during 1996 as compared to prior years are primarily attributable to changes in the size of the Funds and differences in portfolio turnover rates. During the last three years no officer, director or affiliated person of the Company or Founders executed any portfolio transactions for a Fund, or received any commission arising out of such portfolio transactions.

      At December 31, ^ 1996, certain of the funds held securities of their regular brokers or dealers as follows:


      Fund              Broker                              Value
      ----              ------                              -----

      ^ Discovery       Merrill Lynch & Co.^              $10,591,387
                        commercial paper

      Passport          Merrill Lynch & Co.^               $7,892,298
                        commercial paper

      Growth            Merrill Lynch & Co.^              $25,075,528
                        commercial paper

      During the fiscal years ended 1996 and 1995 ^, respectively, the portfolio turnover rate for each of the Funds was as follows: Discovery Fund - ^ 106% and 118%; Passport Fund - 58% and 37%; Frontier Fund - 85% and 92%; Special Fund - 186% and 263%; Worldwide Growth Fund - ^ 72% and ^ 54%; Growth Fund - 134% and 130% ^; Blue Chip Fund - 195% and 235% ^; Balanced Fund - 146% and 286% ^; and Government Securities Fund - ^ 166% and 141%. The portfolio turnover rate of the International Equity Fund in fiscal 1996 was 71%; for the period from December 29, 1995 (the date upon which International Equity Fund commenced the offering and sale of its shares to the public) through December 31, 1995, the Fund's portfolio turnover rate was 0%. A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds are higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever Founders believes they are advisable, usually without reference to the length of time that a security has been held. Certain of the Funds may, therefore, engage in a significant number of short-term transactions. Portfolio turnover rates may also increase as a result of the need for a Fund to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within Founders' control. Balanced Fund does not anticipate any significant differences between the portfolio turnover rates of the common stock portion of its investment portfolios and the rate of turnover of the remainder of its securities holdings. The ^ decrease in the ^ Balanced Fund's portfolio turnover rate in ^ 1996 resulted primarily from a restructuring of the ^ Fund's portfolio into securities positions that were held for longer periods of time than in the prior year.



                       DETERMINATION OF NET ASSET VALUE

      The Company calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is not open for trading on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


      Foreign Securities. Since regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the Exchange, closing prices for foreign securities usually are available for purposes of computing each Fund's net asset value. However, in the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If events occur ^ that are known to Founders to have materially affected the value of foreign securities ^ that are not reflected in the value obtained through regular procedures, the securities will be valued at fair market value as determined in good faith by the Board of Directors. All foreign currencies are converted into U.S. dollars by utilizing exchange rate closing quotations obtained from the London Stock Exchange.

      Discovery, ^ Passport, Frontier Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced and Government Securities Funds. The net asset value per share of each Fund is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of that Fund. Securities traded on national securities exchanges and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded (except as described in the preceding paragraph). Securities traded in the over-the counter market (including those traded on the NASDAQ National Market System and the NASDAQ Small Cap Market), and listed securities for which no sales were reported on a particular date, are valued at their last current bid prices or, in the case of foreign securities, on the basis of the average of at least two market maker quotes and/or the PORTAL system. If market quotations are not readily available, securities will be valued at their fair values as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. The above procedures may include the use of valuations furnished by pricing services, including services that employ a matrix to determine valuations for normal institutional-size trading units of debt securities. The Company's board of directors periodically reviews and approves the pricing services used to value the Funds' securities. Commercial paper with remaining maturities of sixty days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances.


      Money Market Fund. The Board of Directors has adopted a policy ^ that requires that the Fund use its best efforts, under normal circumstances, to maintain a constant net asset value of $1.00 per share using the amortized cost method. The amortized cost method involves valuing a security at its cost and thereafter accruing any discount or premium at a constant rate to maturity. By declaring these accruals to the Fund's shareholders in the daily dividend, the value of the Fund's assets, and thus its net asset value per share, generally will remain constant. No assurances can be provided that the Fund will be able to maintain a stable $1.00 per share net asset value. This method may result in periods during which the value of the Fund's securities, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the securities. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a similar fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a similar fund utilizing market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

      In connection with its use of the amortized cost method, Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only portfolio securities having remaining maturities of one year or less, and invest only in securities, whether rated or unrated, determined by the board of directors to be of high quality with minimal credit risks. The board of directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's net asset value per share, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the board of directors at such intervals as it may deem appropriate to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or may otherwise be unfair to existing shareholders. In the event the board of directors determines that such a deviation exists, the Board will take such corrective action as it deems necessary and appropriate, which action might include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.

      All Funds Except Special, Growth, Government Securities, and Money Market Funds. When a Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

      All Funds Except Balanced, Money Market, and Government Securities Funds. When these Funds purchase a put or call option on a stock index, the premium paid is included in the asset section of the Fund's Statement of Assets and Liabilities and subsequently adjusted to the current market value of the option. Thus, if the current market value of the option exceeds the premium paid, the excess is unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess is unrealized depreciation.


                      YIELD AND PERFORMANCE INFORMATION

      The Company may, from time to time, include the yield or total return of the Funds (other than ^ Money Market Fund) in advertisements or reports to shareholders or prospective investors.

      Quotations of yield for ^ will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

      YIELD = 2[(1 + a-b)^6 - 1]
                     ---
                     cd
where       a =   dividends and interest earned during the
                  period,

            b =   expenses accrued for the period (net of
                  reimbursements),

            c =   the average daily number of shares
                  outstanding during the period
                  that were entitled to receive dividends, and

            d =   the maximum offering price per share on
                  the last day of the period.


      The yields of the Balanced and Government Securities Funds for the 30 days ended December 31, 1996 were 2.99% and 4.71%, respectively.


      Quotations of average annual total return for each Fund (other than ^ Money Market Fund) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


      For the 1, 5, and 10 year periods ended December 31, ^ 1996 the average annual total returns of the Funds were:

                                                                 10 year or
                              1 year         5 year              Life of Fund
                              ------         ------              ------------


Discovery Fund                  ^ 21.21%         13.38%         19.33%+
^ Passport Fund                   20.05%         11.61%**
^ Frontier Fund                   14.34%         14.09%         19.31%*
^ Special Fund                    15.33%         11.61%         15.46%
International Equity Fund       ^ 18.60%         18.60%++
Worldwide Growth Fund           ^ 13.95%         12.14%         14.31%+
Growth Fund                     ^ 16.57%         16.52%         16.56%
Blue Chip Fund                  ^ 24.37%         13.00%         13.70%
Balanced Fund                   ^ 18.76%         14.25%         12.42%
Government Securities Fund       ^ 2.34%          3.90%          6.19%***

+     From inception on 12/31/89 to ^ 12/31/96.

*     From inception on 1/22/87 to ^ 12/31/96.

**    From inception on 11/16/93 to ^ 12/31/96.

^ ++  From inception on 12/29/95 to 12/31/96.

***   From inception on 3/1/88 to ^ 12/31/96.

      Performance information for a Fund may be compared in reports and promotional literature to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by ^ independent research ^ firms that rank mutual funds by overall performance, investment objectives^ and assets, or tracked by other services, companies, publications, or persons ^, that rank mutual funds on overall performance or other criteria, such as Lipper Analytical Services, Money, Morningstar, Kiplinger's Personal Finance, CDA Weisenberger, Financial World, Wall Street Journal, U.S. News, Barron's, USA Today, Business Week, Investor's Business Daily, Fortune, Mutual Funds Magazine and Forbes; and (iii) the Consumer Price Index ^(a measure for inflation), to assess the real rate of return from an investment in the ^ Funds. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      Other unmanaged indices that may be used by the Funds in providing comparison data of performance and shareholder service include Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, Financial Times Stock Exchange, New York Stock Exchange, the Nikkei

Stock Average, and the Deutscher Aktienindex.


      Performance information for any Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

      In conjunction with performance reports, comparative data between the Funds' performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

      Rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. Sources of Fund performance information and articles about the Funds include, but are not limited to, the following:

      American Association of Individual Investors' Journal
      ^ Banxquote
      ^ Barron's
      ^ Business Week^
      CDA Investment Technologies
      ^ CNBC
      ^ CNN
      ^ Consumer Digest
      ^ Financial Times
      ^ Financial World
      ^ Forbes
      ^ Fortune^
      Ibbotson Associates, Inc.
      ^ Individual Investor
      ^ Institutional Investor^
      Investment Company Data, Inc.
      ^ Investor's Business Daily
      ^ Kiplinger's Personal Finance^
      Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis

      ^ Money
      Morningstar
      Mutual Fund Forecaster
      Mutual Funds Magazine
      ^ No-Load Analyst^
      No-Load Fund X
      ^ Personal Investor
      ^ Smart Money^
      The New York Times^
      The No-Load Fund Investor

      ^ U.S. News and World Report
      ^ United Mutual Fund Selector
      ^ USA Today^
      Wall Street Journal

      ^ Weisenberger Investment Companies Service
      ^ Working Woman
      ^ Worth

      The Lipper Analytical Services mutual fund rankings and comparisons that may be provided by the Funds in performance reports will be drawn from the following Lipper mutual fund groupings:

Fund                                   Lipper Mutual Fund Grouping
------------------------------------------------------------------
Discovery                               Small Company Growth Funds
Passport                         International Small Company Funds
Frontier                                Small Company Growth Funds
Special                                 Capital Appreciation Funds
International Equity                           International Funds
Worldwide Growth                                      Global Funds
Growth                                                Growth Funds
Blue Chip                                  Growth and Income Funds
Balanced                                            Balanced Funds
Government Securities                        U.S. Government Funds



                             REDEMPTION PAYMENTS

      All Funds. Proceeds of redemptions normally will be forwarded within three business days after receipt by the Company's transfer agent of the request for redemption in proper order, although the Company may delay payment of redemption proceeds under certain circumstances for up to seven calendar days after receipt of the redemption request. In addition, net asset value determination for purposes of redemption may be suspended or the date of payment postponed during periods when (1) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or the Exchange is closed (except for holidays or weekends), (2) the Securities and Exchange Commission permits such suspension and so orders, or (3) an emergency exists as defined by the Securities and Exchange Commission so that disposal of securities or determination of net asset value is not reasonably practicable. In such a case, a shareholder seeking to redeem shares may withdraw his request or leave it standing for execution at the per share net asset value next computed after the suspension has been terminated.

      A redemption charge is authorized by the Company's Articles of Incorporation, but the Company currently has no intent to impose this charge. Shareholders will be notified in the event of the imposition of any such charge.


      Shares of the Funds normally will be redeemed in cash, although Founders retains the right to redeem shares of all Funds except the Money Market Fund in kind by delivery of readily marketable securities selected from a Fund's assets at its discretion under unusual circumstances, such as a period with an unusually large number of redemption requests, in order to protect the interests of the remaining shareholders.
 However, the Company has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Company is obligated during any 90-day period to redeem shares for any one shareholder solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of that period. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The investor will incur brokerage costs in converting these securities into cash. Fund shares have not been redeemed in kind during the past ten years.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES

      Distributions paid from a Fund's investment company taxable income (which includes, among other items, dividends, interest, and the excess of net short-term capital gains over net long-term capital losses) are taxable as ordinary income whether received in cash or additional shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as capital gain dividends are taxable as long-term capital gain, regardless of the length of time the shareholder has held his Fund shares at the time of the distribution, whether received in cash or additional shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of that Fund on the reinvestment date.

      Any loss realized by a shareholder upon the disposition of shares held for six months or less from the date of his or her purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      A portion of a Fund's dividends may qualify for the corporate dividends-received deduction; however, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends-received deduction.


      All dividends and distributions are regarded as taxable to the investor, whether or not such dividends and distributions are reinvested in additional shares. If the net asset value of Fund shares should be reduced below a shareholder's cost as a result of a distribution of such realized capital gains, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. The net asset value of each ^ Fund's shares reflects accrued net investment income and undistributed realized capital gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. Distributions generally are taxable in the year in which they are received, regardless of whether received in cash or reinvested in additional shares. However, dividends declared in October, November, or December of a calendar year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year will be taxable as though received by shareholders on December 31 of the calendar year in which the dividends were declared.

      While the Funds intend to make distributions at the times set forth in the prospectus, those times may be changed at each Fund's discretion. The Funds intend to distribute substantially all investment company taxable income and net realized capital gains. Through such distributions, and by meeting certain other requirements, each Fund intends to continue to qualify for the tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code (the "Code"). In each year in which a Fund so qualifies, it will not be subject to ^ federal income tax upon the amounts so distributed to investors. The Code contains a number of complex tests to determine whether a Fund will so qualify, and a Fund might not meet those tests in a particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders. Qualification as a regulated investment company does not involve supervision by any governmental authority either of the Company's management or of the ^ Funds' investment policies and practices.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to continue to make distributions in accordance with this requirement. However, the Company's Board of Directors and Founders could determine in a particular year that it would be in the best interests of shareholders for a Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.


      Certain options and forward contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Funds at the end of each taxable year (and, with some exceptions, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market," with the result that unrealized gains or losses are treated as though they were realized.


      Generally, the hedging transactions undertaken by the Funds may result in "straddles" for ^ federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

      The Funds may make one or more of the elections available under the Code ^ that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.


      Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount ^ that must be distributed to shareholders and ^ that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.


      Requirements   related  to  the  Funds'  status  as  regulated  investment companies may limit the extent to which any particular Fund will be able to engage in transactions in options and forward contracts.

      The Funds intend to accrue dividend income for Federal income tax purposes in accordance with Code rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Fund as income.


      Gains or losses attributable to fluctuations in foreign currency exchange rates ^ that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the position and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to make any ordinary income dividend distributions. Such distributions made before the losses were realized generally would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

      A Fund may be required to withhold ^ federal income tax at the rate of 31% of all taxable distributions and gross proceeds from the disposition of Fund shares payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or where a Fund or a shareholder has been notified by the Internal Revenue Service (the "IRS") that a shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's ^ federal income tax liability.


      Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the amount of foreign taxes that will be imposed on a Fund. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions' income taxes paid by it. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

      Certain Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.


      Money Market Fund will declare a dividend of its investment company taxable income on a daily basis, and shareholders of record begin receiving dividends ^ no later than the next day following the day when the purchase is effected. The dividend declared at 4:00 p.m. Eastern time will be deducted immediately before the net asset value calculation is made. Shareholders will receive dividends in additional shares, unless they elect to receive cash by notifying the Transfer

Agent in writing. Dividends will be reinvested monthly on the first business day of each month at the per share net asset value on that date. If cash payment is requested, checks will be mailed as soon as possible after the end of the month. If a shareholder redeems his entire account, all dividends declared to the effective date of redemption will be paid at that time.
 Shareholders will receive monthly statements of account activity, including information on dividends paid or reinvested. Shareholders also will receive statements after the opening of a new account, each transfer of shares, and each automatic withdrawal plan payment and redemption (except telephone exchanges). Tax information will be provided annually.

      Money Market Fund's net income consists of all interest income accrued (including accrued discount earned and premium amortized), plus or minus all short-term realized gains and losses on portfolio assets, less accrued expenses. The amount of the daily dividend will fluctuate. To the extent necessary to attempt to maintain a net asset value of $1.00 per share, the Board of Directors may consider the advisability of temporarily reducing or suspending payment of daily dividends.


      Founders may provide the Funds' shareholders with information concerning the average cost basis of their shares to assist them in preparing their tax returns. This information is intended as a convenience to the Funds' shareholders and will not be reported to the ^ IRS. The IRS permits the use of several methods in determining the cost basis of mutual fund shares. Cost basis information provided by Founders will be computed using the single-category average cost method, although neither Founders nor the Company recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a Fund's shareholder has reported gains or losses from investments in the Fund in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change methods.


      The treatment of any ordinary dividends and capital gains distributions to shareholders from a Fund under the various state and local income tax laws may not parallel that under federal law. In addition, distributions from a Fund may be subject to additional state, local, and foreign taxes, depending upon each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                            ADDITIONAL INFORMATION

Capital Stock

      The Company has ^ 2,000,000,000 shares of capital stock authorized, with a par value per share of $0.01. Of these shares, ^ 100,000,000 shares have been allocated to Discovery Fund, ^ 100,000,000 to Passport Fund, 100,000,000 to Frontier Fund, 180,000,000 to Special Fund, ^ 100,000,000 to International Equity Fund, ^ 100,000,000 to Worldwide Growth Fund, ^ 200,000,000 to Growth Fund, ^ 200,000,000 to Blue Chip Fund, ^ 100,000,000 to Balanced Fund, 20,000,000 to Government Securities Fund, and ^ 800,000,000 to Money Market Fund. The Board of Directors is authorized to create additional series or classes of shares, each with its own investment objectives and policies.

      As of ^ February 6, 1997, no person owned of record or, to the knowledge of the Company, beneficially, more than 5% of the capital stock of any Fund then outstanding except: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104, held of record ^ 34.25%, 58.8%, 33.64%, 23.17%, 27.62%,
36.74%, 28.00%, 15.02%, and 28.81% of the outstanding shares of Discovery Fund, Passport Fund, Frontier Fund, ^ Special Fund, International Equity Fund,
Worldwide Growth Fund, Growth Fund, Blue Chip Fund, and Balanced Fund, respectively; National Financial Services Corp., P.O. Box 3908, Church Street Station, New York, New York 10008, held of record ^ 12.84%, 12.84%, 7.03%, and 7.47% of the outstanding shares of ^ Passport Fund, ^ Worldwide Growth Fund,
Growth Fund and Balanced Fund, respectively; Cudd & Co., 1211 Avenue of the Americas, 35th Floor, New York, New York 10036, held of record ^ 5.29% of the outstanding shares of International Equity Fund ^(such shares were owned beneficially by Bjorn K. Borgen); Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303-2052, held of record 8.52% of the outstanding shares of Worldwide Growth Fund; Bankers Trust Company, 34 exchange GIMS 3048, Jersey City, NJ 07302-3901, held of record 6.75% of the outstanding shares of Growth Fund; and Connecticut General Life Ins. Co., 350 Church St., Hartford CT 06104-2975, held of record 18.48% of the outstanding shares of Balanced Fund.


      Shares of each Fund are fully paid and nonassessable when issued. All shares participate equally in dividends and other distributions by each Fund, and in the residual assets of a Fund in the event of its liquidation. Shares of each Fund are redeemable as described herein under "Redemption Payments" and under "Investing in the Founders Funds" in the prospectus. Fractional shares have the same rights proportionately as full shares but certificates for fractional shares are not issued.

      Shares of the Company have no conversion, subscription or preemptive rights. Each full share of the Company has one vote and fractional shares have proportionate voting rights. Shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so^ and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the board of directors.

Code of Ethics


      The Company and Founders have adopted a strict code of ethics ^ that limits directors, officers, investment personnel and other Founders employees in investing in securities for their own accounts. The code of ethics requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions. The Company and Founders carefully monitor compliance with the code of ethics by their respective personnel. Violations or apparent violations of the code of ethics are reported to the president of the Company or to the Company's legal counsel, and thereafter to the Company's board of directors. The Company's board of directors determines whether a violation of the code of ethics has occurred and, if so, the sanctions, if any, deemed appropriate. Sanctions may include a letter of censure, suspension, termination of employment, disgorgement of profits from improper transactions, or other penalties. The code of ethics requires maintenance of the highest standards of integrity and conduct. In engaging in personal business activities, personnel of the Company and of Founders must act in the best interests of the Company and its shareholders.

 The Company's shareholders may obtain a copy of the code of ethics without charge by calling Founders at 1-800-525-2440.


Purchases of Fund Shares by Founders Employees

      Founders' employees and their household family members may open Fund accounts with a minimum initial investment of $250. The minimum additional investment by such persons is $25.


Custodian


      Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri, is custodian of the portfolio securities and cash of the Funds. IFTC has entered into a subcustodian agreement with ^ State Street Bank and
Trust Company, through which each Fund (other than Money Market Fund) participates in the ^ State Street global custody network. The foreign subcustodians ^ have been approved by the Company's board of directors ^ as required by Rule 17f^-5 under the ^ 1940 Act (and the notes to the Rule), ^ based on the following: the financial strength of the foreign subcustodian, its general reputation and standing in the country in which it is located, its ability to provide efficiently the custodial services required, the relative cost for these services, the level of safeguards for maintaining the Fund's assets and whether or not the foreign subcustodian has branch offices in the United States.

Independent Accountants

      Price Waterhouse LLP, Denver, Colorado, acts as independent accountants for the Company. The independent accountants are responsible for auditing the financial statements of each Fund and meeting with the Audit Committee of the Board of Directors.

Registration Statement


      A Registration Statement (Form N-1A) under the ^ 1933 Act has been filed with the Securities and Exchange Commission, Washington, D.C., with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.


Financial Statements


      ^ The Funds' audited financial statements and the notes thereto for the fiscal year ended December 31, 1996, and the report of Price Waterhouse LLP with respect to such financial statements, are incorporated herein by reference from the Funds' Annual Report to Shareholders for the fiscal year ended December 31, 1996.

                                   APPENDIX

Ratings of Corporate Bonds

     An NRSRO is a nationally recognized statistical rating organization. The Division of Market Regulation of the Securities and Exchange Commission currently recognizes six NRSROs: Duff & Phelps, Inc. ("D&P"), Fitch Investors Services, Inc. ("Fitch"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ^ Ratings Services ("S&P"), Thompson Bankwatch, Inc. ("TBW"), and IBCA Limited and its affiliate, IBCA Inc. ("IBCA").

      Guidelines for Moody's and S&P ratings are described ^ below. For D&P, ratings correspond exactly to S&P's format from AAA through B-. For Fitch, ratings correspond exactly to S&P's format from AAA through CCC-. For both TBW and IBCA, ratings correspond exactly to S&P's format in all ratings categories. Because the Funds cannot purchase securities rated below B^, ratings from D&P, Fitch, TBW, and IBCA can be compared directly to the S&P ratings scale to determine the suitability of a particular investment for a given Fund. For corporate bonds, a security must be rated in the appropriate category by one or more of these six agencies to be considered a suitable investment.


      ^ The four highest ratings of Moody's and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively.

Moody's. The characteristics of these debt obligations rated by Moody's are generally as follows:

      Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifiers 1, 2 and 3 to the Aa rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.

      A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B --  Bonds  that  are  rated  B  generally  lack  characteristics  of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor's. The characteristics of these debt obligations rated by S&P are generally as follows:

      AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues.
 However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

      B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Ratings of Commercial Paper

      The SEC recognizes the same six nationally recognized statistical rating organizations (NRSROs) for commercial paper that it does for corporate bonds:
D&P, Fitch, Moody's, S&P, TBW, and IBCA. The ratings ^ that would constitute the highest short-term rating category are Duff 1 (D&P), F-1 (Fitch), P-1 (Moody's), A-1 or A-1+ (S&P), TBW-1 (TBW), and A1 (IBCA).

      Description of Moody's ^ commercial paper ratings.
 Among the factors considered by Moody's in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P-1 (Highest Quality), P-2 (Higher Quality) or P-3 (High Quality).

      ^ Description of S&P's commercial paper ratings. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.
The "A" categories are as follows:

      A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

      A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

      A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

      A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


Ratings of Preferred Stock

Moody's. The characteristics of these securities rated by Moody's are generally as follows:

      "aaa" -- An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      "aa" -- An issue ^ that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

      "a" -- An issue ^ that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      "baa" -- An issue ^ that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      "ba" -- An issue ^ that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      "b" -- An issue ^ that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.


      Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


^ Standard & Poor's. The characteristics of these securities rated by S&P are generally as follows:

      ^ AAA -- This is the highest rating that may be assigned by ^ S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      ^  AA  --  A  preferred  stock  issue  rated  ^  AA  also  qualifies  as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated ^ AAA.

      ^ A -- An issue rated ^ A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      ^ BBB -- An issue rated ^ BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the ^ A category.

      ^ BB, B -- Preferred stocks rated ^ BB and ^ B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. ^ BB indicates the lowest degree of speculation and ^ B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from ^ AA to ^ B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                  PART C

                             OTHER INFORMATION

Item 24.    Financial Statements And Exhibits


(a)   Financial Statements:
      Part A: Financial Highlights for the Discovery, Passport, Frontier, ^ Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced, Government Securities and Money Market Funds for each of the fiscal years or periods in the ten year (or since inception) period ended December 31, 1996.

      Part B: The following audited financial statements of the Discovery, Passport, Frontier, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced, Government Securities and Money Market Funds and the notes thereto for the fiscal year ended December 31, ^ 1996, and the report of ^ Price Waterhouse LLP with respect to such financial statements, are incorporated in the Statement of Additional Information by reference from the Company's annual report to shareholders for the fiscal year ended December 31, ^ 1996 (the "Annual Report"): Schedules of Investments as of December 31, ^ 1996; Statements of Assets and Liabilities as of December 31, ^1996; Statements of Operations for the year ended December 31, ^ 1996; Statements of Changes in Net Assets for ^ the year ended December 31, 1996; Financial Highlights for the year ended December 31, 1996. The Statements of Changes in Net Assets for the year ended December 31, 1995 ^ and the Financial Highlights for each of the fiscal years or periods in the ^ four year (or since inception) period ended December 31, 1995^ for the foregoing Funds were audited by another independent accounting firm, and are also incorporated in the Statement of Additional Information ^ by reference from the Annual Report.


(b)   Exhibits


        (1)  (A)    ^ Articles of Incorporation of Founders Funds, Inc.,
                    dated June 19, 1987.1^

             (B) Articles Supplementary to the Articles of Incorporation, filed November 25, 1987.1

             (C) Articles Supplementary to the Articles of Incorporation, filed February 25, 1988.1

             (D) Articles Supplementary to the Articles of Incorporation, filed December 12, 1989.1

             (E) Articles Supplementary to the Articles of Incorporation, filed May 3, 1990.1

             (F) Articles Supplementary to the Articles of Incorporation, filed September 22, 1993.1

             (G) Articles Supplementary to the Articles of Incorporation, filed December 27, 1995.1

             (H) Articles Supplementary to the Articles of Incorporation, filed May 20,1996.

             (I) Articles Supplementary to the Articles of Incorporation, filed October 21, 1996.

        (2)         By-Laws of Founders Funds, Inc.1

        (3)         Not applicable.


        (4) Specimen Stock Certificates. Not required to be filed on EDGAR.

        (5)  (A)    Form of Investment Advisory Agreement between Founders
                    Funds, Inc. on behalf of Founders Discovery, Passport,
                    Frontier, Special, International Equity, Worldwide Growth,
                    Growth, Blue Chip, and Balanced Funds and Founders Asset
                    Management, Inc., dated August 27, 1993.1

             (B) Investment Advisory Agreement between Founders Funds, Inc. on behalf of Founders Money Market Fund and Founders
                    Asset Management, Inc. (formerly, Founders Mutual Depositor Corporation), dated November 30, 1987.2

             (C) Amended and Restated Investment Advisory Agreement between Founders Funds, Inc. on behalf of Founders Government Securities Fund and Founders Asset
                    Management, Inc. (formerly, Founders Mutual Depositor Corporation), dated September 29, 1988.2

        (6)  ^(A)   Underwriting Agreement^ between Founders Funds, Inc. and

                    Founders Asset Management, Inc., dated June 1, 1996.2

             ^(B) ^ Form of ^ Distribution and Shareholder Support Agreement ^ for Founders Funds, Inc.

       ^(7)         Not applicable.

       ^(8)  (A) Custody  Agreement  between  Investors  Fiduciary  Trust
                 Company and Founders Funds, Inc., dated January 3, 1994.

             (B) Proposed Fee Schedule ^ effective August 1996.

        (9)  (A)    ^ Amended Shareholder Services Agreement between
                    Founders Funds, Inc. and Founders Asset Management, Inc., dated June 1, 1994.2

             (B) ^ Addendum to Amended Shareholder Services Agreement between Founders Funds, Inc. and Founders Asset Management, Inc., dated June 1, 1995.2

             (C) ^ Fund Accounting and Administrative Services Agreement, dated June 26, 1991, amended August 25, 1995.2

       (10) ^ Opinion and consent of Moye, Giles, ^ O'Keefe, Vermeire & Gorrell was filed with the Securities and Exchange Commission on or about February ^ 21, 1997 pursuant to Rule 24f-2 and herein incorporated by reference.

       (11)         ^ Consent of^ Independent ^ Accountants.

       (12)         Not applicable.


       (13)         Not applicable.


       (14)  (A)    ^ Prototype Profit Sharing and Money Purchase Pension Plan
                    ^(included in Post-Effective Amendment No. 39 to the
                    Registration Statement).

             (B) ^ Form of Individual Retirement Custodian Account ^(included in Post-Effective Amendment No. 43 to the Registration Statement).

             (C) ^ 403(b) Plan ^(included in Post-Effective Amendment No. 36 to the Registration Statement)^.

      ^(15) Founders Funds, Inc. Rule 12b-1 Distribution Plan, as amended December 6, 1996.

       (16)  ^(A)   Schedule showing computation of performance quotations ^ in response to Item 22 (unaudited)^ (included in Post-Effective
                    Amendment No. 50 to the Registration Statement).

             (B) Schedule showing computation of yield performance quotations in response to Item 22 (unaudited).

       (17) ^(A) Financial Data Schedule for the year ended December 31, ^ 1996 for Founders Discovery Fund.

             ^(B) Financial Data Schedule for the year ended December 31, ^ 1996 for ^ Founders Passport Fund.

             ^(C) Financial Data Schedule for the year ended December 31, ^ 1996 for ^ Founders Frontier Fund.

             ^(D) Financial Data Schedule for the year ended December 31, ^ 1996 for Founders Special Fund.

             ^(E) Financial Data Schedule for the year ended December 31, ^ 1996 for Founders International Equity Fund.

             ^(F) Financial Data Schedule for the year ended December 31, ^ 1996 for Founders Worldwide Growth Fund.

             ^(G)   Financial Data Schedule for the year ended
                    December 31, ^ 1996 for Founders Growth Fund.

             ^(H) Financial Data Schedule for the year ended December 31, ^ 1996 for Founders Blue Chip Fund.

             ^(I) Financial Data Schedule for the year ended December 31, ^ 1996 for Founders Balanced Fund.

             ^(J)   Financial Data Schedule for the year ended
                    December 31, ^ 1996 for Founders Government Securities
                    Fund.

             ^(K) Financial Data Schedule for the year ended December 31, ^ 1996 for Founders Money Market Fund.

      ^(18)         Not applicable.

       (19) ^ Code of Ethics for Founders Funds, Inc.^ and ^ Founders Asset Management, Inc., dated January 1, 1995.2


^--------------
1 Filed previously on EDGAR with Post-Effective Amendment No. 60 to the
  Registration Statement on April 29, 1996 and incorporated herein by reference.

2 Filed previously on EDGAR with Post-Effective Amendment No. 61 to the
  Registration Statement on July 26, 1996 and incorporated herein by reference.


Item 25.    Persons Controlled by or Under Common Control with Registrant

      Registrant knows of no person or group of persons directly or indirectly controlled by or under common control with the Registrant within the meaning of this item.

Item 26.    Number of Holders of Securities

      As of ^ December 31, 1996:


      Title of Class                           Number of Record Holders
      --------------                           ------------------------
      Common Stock - Founders Discovery Fund                   ^ 14,065
      Common Stock - Founders Passport Fund                       4,695
      Common Stock - Founders Frontier Fund                    19,567 ^
      Common Stock - Founders Special Fund                     ^ 19,194
      Common Stock - Founders International Equity Fund           ^ 959
      Common Stock - Founders Worldwide Growth Fund            ^ 11,940
      Common Stock - Founders Growth Fund                      ^ 27,830
      Common Stock - Founders Blue Chip Fund                   ^ 21,299
      Common Stock - Founders Balanced Fund                     ^ 7,551
      Common Stock - Founders Government Securities Fund        ^ 1,439
      Common Stock - Founders Money Market Fund                 ^ 8,143


Item 27.    Indemnification


      Indemnification provisions for officers, directors, employees, and agents of the Registrant are set forth in Article XII of the bylaws of the Registrant, which bylaws were filed on EDGAR as Exhibit 2 to the Registrant's Post-Effective Amendment No. ^ 60. Section 12.01 of Article XII of the bylaws provides that notwithstanding any provisions in Article XII to the contrary, no officer, director, employee, and/or agent of the Registrant shall be indemnified by the Registrant in violation of sections 17(h) and (i) of the Investment Company Act of 1940, as amended.

Item 28.    Business and Other Connections of Investment Adviser


      Reference is made to information under ^"The Funds^ and ^ Their Management" and "Founders' Investment Philosophy" in the Prospectus and "Investment Adviser and Distributor" and "Directors and Officers" in the Statement of Additional Information.


Item 29.    Principal Underwriters


      (a) Founders Asset Management, Inc. also serves as a sub-adviser to certain portfolios of the following investment companies:

                  American Skandia Trust
                  NASL Series Trust
                  North American Funds
                  New England Funds Trust I
                  Ohio National Fund, Inc.^


      (b) The directors and officers of Founders Asset Management, Inc., located at Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206, are as follows:

Name & Principal        Positions & Offices        Positions & Offices
Business Address        With Underwriter           With Registrant

B. K. Borgen            Chairman, Chief Executive  President and Director
                        Officer, Chief Investment
                        Officer and Director

Jonathan F. Zeschin     President and Chief        Director
                        Operating Officer


David L. Ray            Vice President, Assistant  Vice President^
                        Secretary and Treasurer    and Treasurer


Michael K. Haines       Senior Vice President      N/A

Michael W. Gerding      Vice President             N/A

Gregory P. Contillo     Senior Vice President      N/A

James P. Rankin         Vice President             N/A

Edward F. Keely         Vice President             N/A

Kenneth R.
  Christoffersen        Vice President and         ^ Secretary
                        ^ General Counsel

Linda M. Ripley         Vice President             N/A

Brian F. Kelly          Vice President             N/A

David G. Kern           Vice President             N/A

Roberto Galindo, Jr.    Assistant Vice President   ^ Assistant Treasurer

Thomas Mauer            Assistant Vice President   N/A
^


      (c)   Not applicable.

Item 30.    Location of Accounts and Records

      Principal executive office of the Registrant, Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206 (David L. Ray, Treasurer), except records described in Rule 31a-1(b)(2)(iv) under the Investment Company Act of 1940, which are in the possession of Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105.

Item 31.    Management Services

      Not applicable.


Item 32.    Undertakings
^
      The Registrant hereby undertakes that the board of directors will call such meetings of shareholders for action by shareholder vote, including acting on the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as may be requested in writing by the holders of at least 10% of the outstanding shares of the Registrant or any of its portfolios, or as may be required by applicable law or the Fund's Articles of Incorporation.


      The Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant ^ has duly caused this Post-Effective Amendment to its Registration Statement (File No. 2-17531) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of Denver, State of Colorado, on the ^ 24 day of ^ February, 1997.


                                    FOUNDERS FUNDS, INC.
ATTEST:
                                    By:  /s/ Bjorn K. Borgen
                                         -------------------------
/s/ ^ Kenneth R. Christoffersen          Bjorn K. Borgen, President
--------------------------------------
^ Kenneth R. Christoffersen, Secretary


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURES                    TITLE                      DATE
----------                    -----                      ----
/s/ Bjorn K. Borgen           President (Principal       ^ February 24, ^ 1997
-------------------           Executive Officer)
Bjorn K. Borgen

/s/ David L. Ray              Vice President^ and        February 24, ^ 1997
----------------              ^ Treasurer
David L. Ray                  (Principal Financial
                              and Accounting Officer)

/s/ John K. Langum*           Chairman                   ^ February 24, ^ 1997
-------------------
John K. Langum

/s/ William H. Baughn*        Director                   ^ February 24, ^ 1997
----------------------
William H. Baughn

/s/ Bjorn K. Borgen           Director                   ^ February 24, 1997
-------------------
^ Bjorn K. Borgen

/s/ Alan S. Danson*           Director                   February 24, 1997
-------------------
Alan S. Danson

/s/ Trygve E. Myhren*          Director                  February 24, 1997
---------------------
Trygve E. Myhren

/s/ Jay A. Precourt*           Director                  ^ February 24, ^ 1997
--------------------
Jay A. Precourt

^/s/ Eugene H. Vaughan*        Director                  ^ February 24, ^ 1997
-----------------------
Eugene H. Vaughan

/s/ Jonathan F. Zeschin        Director                  ^ February 24, ^ 1997
-----------------------
Jonathan F. Zeschin

/s/ Bjorn K. Borgen                                      ^ February 24, ^ 1997
-------------------
By Bjorn K. Borgen
Attorney-in-Fact

*Original Powers of Attorney authorizing Bjorn K. Borgen, Edward F. O'Keefe and David L. Ray, and each of them, to execute this Post-Effective Amendment to the Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant (with the exception of ^ Messrs. Myhren and Zeschin) were filed with Post-Effective Amendment No. 54. A Power of Attorney authorizing Bjorn K. Borgen, Edward F. O'Keefe and David L. Ray, and each of them, to execute this Post-Effective Amendment to the Registration Statement of the Registrant on behalf of Trygve E. Myhren is being filed with this Post-Effective Amendment No. 62.

                               Exhibit Index


Exhibit Number   Description
--------------   -----------

   ^ 1(H)        Articles Supplementary to the Articles of Incorporation
     1(I)        Articles Supplementary to the Articles of Incorporation
     6(B)        Form of Distribution and Shareholder Support Agreement
     8(A)        Custody Agreement dated January 3, 1994.
     8(B)        Proposed Fee Schedule effective August 1996.
       11        Consent of Independent Accountants
       15        Rule 12b-1 Distribution Plan, as amended December 6, 1996
    16(B)        Schedule for computation of performance data
    17(A)        Financial Data Schedule - Founders Discovery Fund
    17(B)        Financial Data Schedule - Founders Passport Fund
    17(C)        Financial Data Schedule - Founders Frontier Fund
    17(D)        Financial Data Schedule - Founders Special  Fund
    17(E)        Financial Data Schedule - Founders International Equity Fund
    17(F)        Financial Data Schedule - Founders Worldwide Growth Fund
    17(G)        Financial Data Schedule -^ Founders Growth Fund
  ^ 17(H)        Financial Data Schedule - Founders Blue Chip Fund
  ^ 17(I)        Financial Data Schedule - Founders Balanced Fund
  ^ 17(J)        Financial Data Schedule - Founders Government Securities Fund
  ^ 17(K)        Financial Data Schedule - ^ Founders Money Market Fund